As filed with the U.S. Securities and Exchange Commission on December 30, 2021

Securities Act File No. 333-102055
Investment Company Act File No. 811-03790

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 78

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 80

PEAR TREE FUNDS

(Exact Name of Registrant as Specified in its Charter)

55 Old Bedford Road

Lincoln, Massachusetts 01773

(Address of Principal Executive Offices and Zip Code)

(781) 259-1144

(Registrant’s Telephone Number, including Area Code)

Willard L. Umphrey

President

PEAR TREE ADVISORS, INC.

55 Old Bedford Road

Lincoln, Massachusetts 01773

(Name and Address of Agent for Service)

Copy to:

John Hunt, Esq.

SULLIVAN & WORCESTER LLP

One Post Office Square

Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

January 1, 2022

	Ordinary Shares	Institutional Shares	R6 Shares
Pear Tree Essex Environmental Opportunities Fund	EEOFX	GEOSX	GEORX

As with all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Effective January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Pear Tree Essex Environmental Opportunities Fund’s shareholder reports are no longer being sent by mail, unless you specifically request paper copies of the reports from Pear Tree Funds, your financial intermediary, such as a broker-dealer or a bank. Instead, the reports will be made available on the Pear Tree Funds’ website, www.peartreefunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Pear Tree Funds or your financial intermediary electronically by calling Pear Tree Funds at 1-800-326-2151, logging into your accounts at www.peartreefunds.com, or by calling your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform Pear Tree Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling Pear Tree Funds at 1-800-326-2151 or your financial intermediary. If you hold any Pear Tree Funds directly, your election to receive reports in paper will apply to those Pear Tree Funds held directly. If you hold any Pear Tree Funds through a financial intermediary, your election will apply to those Pear Tree Funds you hold through that financial intermediary.

Pear Tree Essex Environmental Opportunities Fund

Investment Objective: Long-term capital appreciation.

Fee Table and Expenses of Environmental Opportunities Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Pear Tree Essex Environmental Opportunities Fund (“Environmental Opportunities Fund”).

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares		R6 Shares
Management Fees	0.90%	0.90%		0.90%
Distribution (12b-1) Fees	0.25%	None		None
Other Expenses(1)	0.40%	0.40%		0.25%
Acquired Fund Fees and Expenses	0.02%	0.02%		0.02%
Total Annual Fund Operating Expenses	1.57%	1.32	%(2)	1.17%
Fee Waiver and/or Expense Reimbursement (3)	(0.31)%	(0.31	)%(2)	(0.20)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.26%	1.01%		0.97%

(1)	“Other Expenses” have been estimated for the current fiscal year, assuming $66,561,081 of net assets attributable to Ordinary Shares, $263,400 of net assets attributable to Institutional Shares, and $1,000,000 of net assets attributable to R6 Shares.
(2)	The Manager, in its capacity as transfer agent, has contractually agreed to waive until August 31, 2022 such portion of the fees that it would otherwise receive for serving as transfer agent such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of the net assets of the Fund attributable to Institutional Shares. This fee waiver does not apply to Ordinary Shares or R6 Shares. Prior to August 31, 2022, this fee waiver agreement only may be terminated with the consent of the Trustees.
(3)	The Manager has contractually agreed until August 31, 2022 to reimburse such portion of the expenses of the Fund attributable to Ordinary Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to Ordinary Shares, Institutional Shares and R6 Shares, excluding AFFE and extraordinary expenses, is not greater than 1.24 percent of the Fund’s net assets attributable to Ordinary Shares, 0.99 percent of the Fund’s net assets attributable to Institutional Shares, and 0.95 percent of the Fund’s net assets attributable to R6 Shares. The Manager has the right to recoup from the Fund amounts up to the aggregate amount that the Sub-Adviser had waived or reimbursed Essex Environmental Opportunities Fund, the predecessor fund prior to its reorganization with and into the Fund, under an agreement with that fund for the three-year period after the date of any particular fee waiver or expense reimbursement. The Manager has assigned its right to receive those recouped amounts to the Sub-Adviser. All rights to recoupment of any specific amount shall expire three years after the date that the amount was originally waived or reimbursed by the Sub-Adviser. The total which may be available for recoupment is approximately $529,961. No amounts may be recouped if, as a result of recoupment, Fund expenses would be the lesser of the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Neither the Manager nor the Sub-Adviser has the right to recoup the amount of expenses paid or waivers made by the Manager in excess of the aggregate amount waived or reimbursed to the predecessor fund by the Sub-Adviser. Prior to August 31, 2022, this expense reimbursement or fee waiver agreement only may be terminated with the consent of the Trustees.

Example

This example is intended to help you compare the cost of investing in Environmental Opportunities Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Environmental Opportunities Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5 percent return each year and that Environmental Opportunities Fund’s operating expenses remain the same as set forth in the table above. The example also assumes that the fee waiver and expense reimbursement agreements currently in effect expire August 31, 2022; therefore, amounts for 3-, 5- and 10-year periods do not include any adjustment to reflect any fee waivers or expense reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Shares	$128	$465	$826	$1,841
Institutional Shares	$103	$388	$694	$1,563
R6 Shares	$99	$352	$624	$1,403

Portfolio Turnover

Environmental Opportunities Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Environmental Opportunities Fund’s performance. The Environmental Opportunities Fund is the successor to the investment performance of the Essex Environmental Opportunities Fund (“Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Environmental Opportunities Fund. During the most recent fiscal year ended on August 31, 2021, the Predecessor Fund’s portfolio turnover rate was 41 percent of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, Environmental Opportunities Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities of clean-tech companies. A clean-tech company is a company that the Fund’s sub-adviser believes provides leading technology solutions to solve environmental challenges, primarily focusing on climate change. Environmental Opportunities Fund invests in companies across all market capitalizations, although it expects most to be small- and mid-cap companies (i.e., at the time of investment, a market capitalization at least $100 million and less than $10 billion). Equity securities in which Environmental Opportunities Fund may invest include common stocks and preferred stocks, as well as equity securities of foreign companies, either directly or through American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).

In managing Environmental Opportunities Fund’s portfolio, its sub-adviser uses its proprietary Global Environmental Opportunities Strategy (“GEOS”) to identify companies with a strong growth potential that are pursuing natural resource optimization and are engaged in finding energy efficiency solutions, lessening dependence on fossil fuels and limiting greenhouse gasses. GEOS focuses on approximately 100 issuers out of a universe of approximately 700 eligible issuers, each of which generates at least 25 percent of its revenues from one or more of nine “environmental investment themes”: Agricultural Productivity & Clean Fuels; Clean Technology & Efficiency; Efficient Transport; Environmental Finance; Power Technology; Power Merchants & Generation; Renewable Energy; Low Carbon Commerce; and Water. In addition to its environmental assessment, the sub-adviser ranks the universe of stocks according to a number of factors, including growth in revenues, earnings and free cash flow, valuation, balance sheet strength, and capital efficiency. The sub-adviser also attempts to diversify the portfolio across geographies, industries, and environmental themes. Environmental Opportunities Fund will typically hold at any given time securities of between 35 and 75 issuers.

Environmental Opportunities Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.

Principal Investment Risks

It is possible to lose money by investing in Environmental Opportunities Fund. An investment in Environmental Opportunities Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Specific Holdings. The share price of Environmental Opportunities Fund may fall because of weakness in and external shocks to the stock markets, generally, weakness with respect to a particular industry in which Environmental Opportunities Fund has significant holdings, or weaknesses associated with one or more specific companies in which Environmental Opportunities Fund may have substantial investments.

Sector Concentration Risk. Environmental Opportunities Fund focuses its investments on a particular economic sector, clean-tech companies. Clean-tech companies may be adversely impacted by decreases in political support, government spending, public interest, withdrawal or non-renewal of tax credits, changes in legislation and by disruptive technologies. The Fund’s performance relative to the market also may be impacted by whether the clean-tech sector is out of favor by investors. Similarly, the Fund’s exclusion of investments in companies other than clean tech may adversely affect the fund’s relative performance at times when those other types of investments are performing well.

Mid- and Small-Capitalization Securities. Securities issued by mid- and small-cap companies tend to be more volatile than, and they typically present greater risks, than securities of larger companies. As a result, the performance of Environmental Opportunities Fund may be more volatile than a fund that invests only in large-cap stocks.

Growth Stock Investing. The growth investment style periodically comes into and falls out of favor with investors. Growth stocks generally are more volatile than the overall stock market.

Active Management Risk. The Sub-Adviser’s judgments about the attractiveness, value, or potential appreciation of Environmental Opportunities Fund’s investments may prove to be incorrect.

Foreign Securities. Environmental Opportunities Fund’s investments in or exposure to foreign securities (including ADRs and GDRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of foreign investing are heightened for securities of issuers in emerging market countries. The value of a foreign security may change materially at times when U.S. markets are not open for trading. The value of a foreign security may change materially at times when U.S. markets are not open for trading.

Liquidity Risk. To meet shareholder redemption requests and other cash requirements, Environmental Opportunities Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing Environmental Opportunities Fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.

Please refer to “Additional Information About Fund Objective, Strategies and Risks” in the Prospectus for further details.

Past Performance

While the Environmental Opportunities Fund’s investment objective, principal investment strategies, and risks are identical to the Predecessor Fund and theoretically would have invested in the same portfolio of securities, the Environmental Opportunities Fund’s performance may be different than the performance of the Predecessor Fund due to, among other things, differences in fees and expenses.

The bar chart and table that follow provide some indication of the risks of investing in the Environmental Opportunities Fund by showing changes in the Predecessor Fund’s performance from year to year and by showing how the Predecessor Fund’s average annual total returns for one year and since inception compare with those of a broad-based securities market index. How the Predecessor Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Environmental Opportunities Fund will perform in the future. Updated performance information is available at www.peartreefunds.com.

Performance information shown prior to the close of business on August 31, 2021 is that of the Predecessor Fund.  Accordingly, the returns of the Ordinary Shares in the bar chart and table are the returns of the Predecessor Fund’s Investor Class.  Returns of the Institutional Shares shown in the table below reflect the returns of the Predecessor Fund’s Institutional Class.

A Note on Performance

The Predecessor Fund’s Investor Class and Institutional Class commenced operations on September 1, 2017. Performance information for R6 Shares will be available after the share class has been offered for a full calendar year. Returns for R6 Shares would have been substantially similar to the returns of Institutional Shares because each share class is invested in the same portfolio of securities, and returns would differ only to the extent that expenses of the classes are different.

Calendar Year Total Returns — Ordinary Shares The bar chart below provides performance information for Environmental Opportunities Fund’s Ordinary Shares.

Highest/Lowest quarterly results during this time period were:

Best Quarter:	12/31/2020	37.95%
Worst Quarter:	03/31/2020	(23.30)%

Calendar year-to-date return of the Ordinary Shares of Environmental Opportunities Fund as of September 30, 2021 was 8.25%.

Average Annual Total Returns for the periods ended December 31, 2020	1 Year	Since Inception (9/1/2017 )[1]
Ordinary Shares Before Tax	62.76%	18.78%
After Tax on Distributions	62.03%	18.62%
After Tax on Distributions, with Sale	37.49%	14.90%
Institutional Shares Before Tax	63.14%	19.06%
MSCI World Index (reflects no deductions for fees, expenses or taxes)[2]	15.90%	11.86%

1 Inception of the Predecessor Fund.

2 The MSCI World Index (the “Index”) is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index. However, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. If you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.

Management

Environmental Opportunities Fund is managed by Pear Tree Advisors, Inc. and is sub-advised by Essex Investment Management Company, LLC (“Essex”). The following employees of Essex serve as the portfolio managers of Environmental Opportunities Fund and are jointly responsible:

Investment Team	Position at Essex	Manager of the Fund Since
William H. Page	Senior Vice President & Senior Portfolio Manager	2021 (managed Predecessor Fund since inception)

Robert J. Uek	Co-Chief Executive Officer & Senior Portfolio Manager	2021 (managed Predecessor Fund since inception)

Buying and Selling Fund Shares

You may buy or sell shares of Environmental Opportunities Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary, and, in the case of R6 Shares, by contacting your retirement plan administrator or recordkeeper.

Initial Investment Minimum	Contact Information
Ordinary Shares: $2,500* Individual retirement accounts, certain accounts for minors, and automatic investment accounts $1,000* Institutional Shares: $1,000,000*	Mail:	Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773

Certain wrap programs, registered advisers, certain government plans, Pear Tree Fund affiliates and employees $0

R6 Shares: $100,000**

Certain wrap programs, registered advisers, certain government plans, Pear Tree Fund affiliates and employees $0

Telephone: 1-800-326-2151 Website: www.peartreefunds.com

*	May be waived by the Pear Tree Fund’s transfer agent.
**	May be waived for: qualified and non-qualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment, or Trustees, employees of Manager or its affiliates, or members of the fund’s portfolio management team.

Ongoing Investment Minimum

Ordinary Shares: 50 shares

Institutional Shares: 50 shares

R6 Shares: None

Tax Information

Environmental Opportunities Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of Environmental Opportunities Fund through a broker-dealer or other financial intermediary (such as a bank), Environmental Opportunities Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Environmental Opportunities Fund over another investment. These payments are not applicable to R6 Shares. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Pear Tree Essex Environmental Opportunities Fund

Investment Objective

Long-term capital appreciation. There is no guarantee that Environmental Opportunities Fund will achieve its objective. Environmental Opportunities Fund’s investment objective may be changed by its Trustees and without shareholder approval. Environmental Opportunities Fund will notify shareholders at least 60 days prior to any such change.

Principal Investment Strategies

Under normal marketing conditions, Environmental Opportunities Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities of clean-tech companies. A clean-tech company is a company that the Fund’s sub-adviser believes provides leading technology solutions to solve environmental challenges, focusing primarily on climate change. Environmental Opportunities Fund invests in companies across all market capitalizations, although it expects most to be small- and mid-cap companies (i.e., at the time of investment, a market capitalization at least $100 million and less than $10 billion). Environmental Opportunities Fund will not automatically sell or cease purchasing stock of a company it already owns just because the falls outside the clean-tech description, however, any additional securities purchased would not be considered equity securities of clean-tech issuers.

While most securities are typically invested in U.S. common stocks, Environmental Opportunities Fund may also invest in preferred stocks, as well as equity securities of foreign companies, either directly or through American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).

In managing Environmental Opportunities Fund’s portfolio, its sub-adviser uses its proprietary Global Environmental Opportunities Strategy (“GEOS”) to identify companies with a strong growth potential that are pursuing natural resource optimization and are engaged in finding energy efficiency solutions, lessening dependence on fossil fuels and limiting greenhouse gasses. GEOS focuses on approximately 100 issuers out of a universe of approximately 700 eligible issuers, each of which generates at least 25 percent of its revenues from one or more of nine “environmental investment themes”:

• Agricultural Productivity & Clean Fuels - Technologies that allow for improved agricultural yields or lower greenhouse gas (“GHG”) emissions and have less environmental impact than fossil fuel-based sources.

• Clean Technology & Efficiency - Technologies used to create power and emit little to no waste or that use their by-products to create other forms of energy.

• Efficient Transport - Technologies that enable greater efficiency and lower GHG emissions for all types of transport.

• Environmental Finance - Companies developing global carbon market infrastructure for both voluntary and regulated markets.

• Power Technology - Technologies that improve the efficiency of power production, distribution and storage.

• Power Merchants & Generation - Utilities that have base-load power generation with low GHG emissions.

• Renewable Energy - Electrical power generation using natural, sustainable resources such as sunlight, wind, tides and geothermal heat.

• Low Carbon Commerce - Leveraging consumer trends such as retail franchises that have best practices with regard to environmental sustainability.

• Water - Companies that have strong water conservation policies or which specialize in water distribution, treatment, water purification or desalination.

The Sub-Adviser focuses on commercially viable technologies with a broad thematic approach allowing broad opportunity and diversification. In addition to the Sub-Adviser’s environmental assessment, the Sub-Adviser ranks the stocks in the universe according to a number of factors, including growth in revenues, earnings and free cash flow, valuation, balance sheet strength and capital efficiency.

Environmental Opportunities Fund will typically hold at any given time securities of between 35 and 75 issuers, each representing between 2 percent and 3 percent of the portfolio, and be diversified across geographies, industries, and environmental themes.

Principal Investment Risks

All investments carry a certain amount of risk. You may lose money by investing in Environmental Opportunities Fund. In addition to the risks common to all Pear Tree Funds (see “— Investment Risks Common to All Pear Tree Funds”), below is a description of the principal risks of investing in Environmental Opportunities Fund.

Sector Concentration Risk. Environmental Opportunities Fund focuses its investments on a particular economic sector, clean-tech companies. The clean-tech industry generally represents technologies that rely heavily on public and private sources of capital to continue technological development. As a result, clean-tech companies may be adversely impacted by decreases in political support, government spending, public interest, withdrawal or non-renewal of tax credits, changes in legislation and by disruptive technologies. The fund’s performance relative to the market also may be impacted by whether the clean-tech sector is out of favor by investors. Similarly, the fund’s exclusion of investments in companies other than clean tech may adversely affect the fund’s relative performance at times when those other types of investments are performing well.

Mid- and Small-Capitalization Securities. Securities issued by mid- and small-cap companies tend to be more volatile than, and they typically present greater risks, than securities of larger companies. They tend to be more dependent on fewer products and markets than larger companies. They also tend to have more limited access to capital than larger companies. As a result, the performance of Environmental Opportunities Fund may be more volatile than a fund that invests only in large-cap stocks.

Growth Stock Investing. The growth investment style periodically comes into and falls out of favor with investors. Growth stocks generally are more volatile than value stocks as well as the overall stock market. Their performance tends to be driven by market anticipation of the performance of new products and the entry into new markets, rather than existing products and markets that may be undervalued by investors.

Active Management Risk. The Sub-Adviser’s judgments about the attractiveness, value, or potential appreciation of Environmental Opportunities Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by Environmental Opportunities Fund fail to produce the intended results, Environmental Opportunities Fund could underperform other funds with similar objectives and investment strategies.

Foreign Securities. Financial information concerning foreign issuers may be more limited than information generally available from U.S. issuers or not available. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Non-U.S. equity markets in which Environmental Opportunities Fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both Environmental Opportunities Fund also may have a limited ability to protect its investment under foreign property and securities laws, and it may have difficulty from time to time converting local currency into U.S. dollars. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates. The value of a foreign security may change materially at times when U.S. markets are not open for trading.

Liquidity Risk. To meet shareholder redemption requests and other cash requirements, Environmental Opportunities Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing Environmental Opportunities Fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.

Principal Investment Strategies Common to all Pear Tree Funds

The following principal investment strategies are common to all Pear Tree Funds, including Environmental Opportunities Fund:

Derivatives. Each Pear Tree Fund may invest in derivatives for the purpose of hedging the value of the portfolio or to establish a position in the future. Each Pear Tree Fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and may be subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also allow them to leverage their portfolios, and thus, could lose more than the principal amount it invested in those derivatives.

Cash Management. From time to time, a Pear Tree Fund will hold some of its assets as cash and/or cash equivalent financial instruments. Any cash or cash equivalent position held by the Pear Tree Fund typically is as a result of uninvested proceeds of a prior investment, uninvested cash received from new subscriptions, or uninvested cash being held to meet anticipated redemptions. Cash equivalent instruments include repurchase agreements and interests in money market funds and other investment funds intended for short-term liquid investments. Except when a Pear Tree Fund employs a temporary defensive position or anticipates significant fund redemptions, it is not the policy of the Pear Tree Fund to maintain a significant portion of its assets as cash or cash equivalent instruments.

Temporary Defensive Positions. From time to time, a Pear Tree Fund may take temporary defensive positions that are inconsistent with the Pear Tree Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When taking a defensive position, the Pear Tree Fund may not achieve its investment objective.

Principal Risks Common to All Pear Tree Funds

The following are principal investment risks that are common to the Pear Tree Funds, including Environmental Opportunities Fund, as well as most equity funds:

•	Risks Associated with Markets Generally, Specific Industries and Specific Holdings. The share price of a Pear Tree Fund may fall because of weakness in and external shocks to the stock markets (such as the recent COVID pandemic), generally, weakness with respect to a particular industry in which the Pear Tree Fund has significant holdings, or weaknesses associated with one or more specific companies in which the Pear Tree Fund may have substantial investments. Each Pear Tree Fund’s investments also may fluctuate significantly in value over short periods of time, causing the Pear Tree Fund’s share price to be volatile.

The stock markets generally may decline because of adverse economic and financial developments in the U.S. and abroad. In addition, there is a risk that policy changes by the Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets, and higher levels of fund redemptions. Trade barriers and other protectionist trade policies (including those policies adopted by the U.S.) also may have a negative impact on a Pear Tree Fund.

Industry or company earnings may deteriorate because of a variety of factors, including maturing product lines, changes in technologies, new competition and changes in management. Such weaknesses typically lead to changes in investor expectations of future earnings and a lack of confidence in current stock prices. Downward pressures on stock prices accelerate if institutional investors, who comprise a substantial portion of the market, also lose confidence in current prices.

The equity holdings of a Pear Tree Fund, which may include common stocks, convertible securities, preferred stocks, warrants and sponsored and unsponsored ADRs, may decline in value because of changes in the price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a security may decline for a number of reasons that directly relate to the issuer of a security or broader economic or market events including changes in interest rates.

•	Liquidity. Some Pear Tree Fund portfolio holdings may be subject to legal or contractual restrictions on resale, making them difficult to sell, especially in a timely manner. Adverse market or economic conditions may result in limited or no trading market for other securities held by a Pear Tree Fund. Under any of these conditions, it may be difficult for a Pear Tree Fund selling one of these securities to receive a sales price comparable to the value assigned to the security by the Environmental Opportunities Fund, or if the Pear Tree Fund continues to hold the security in its portfolio, to determine the value of the security.

Certain types of securities, once sold, may not settle for extended periods of time, in which case a Pear Tree Fund would not receive the sales proceeds to meet its obligations, including shareholder redemption request, or reinvest in additional portfolio securities.

•	Investment Strategies. Each Pear Tree Fund pursues its investment objective using a specific investment strategy. An investment strategy generally is a set of principles or rules that are designed to assist the Pear Tree Fund in selecting its portfolio securities. For the most part, the principles or rules comprising the Pear Tree Fund’s investment strategy involve a tradeoff between principles or rules that are intended to help the Pear Tree Fund consistently increase the value of its portfolio, and principles or rules that are intended to prevent a Pear Tree Fund from losing all or substantially all of its value. For all Pear Tree Fund investment strategies, there are risks that a strategy will not perform as anticipated, or that market and other conditions under which the investment strategy is expected to perform as anticipated, will not occur.

The following risk is common to the Pear Tree Funds as well as most mutual funds:

•	Pear Tree Funds takes precautions to ensure that each Pear Tree Fund’s portfolio and shareholder information is protected from a cyber security breach, including information shared with or generated by firms providing material services to the Pear Tree Funds, such as the Manager, the Sub-Advisers, the fund administrators, the transfer agent, the custodian, the distributor and those financial intermediaries through which Pear Tree Fund shares are sold. However, if there is a data breach at any of these entities, or at any of the exchanges, trading platforms, clearing houses, brokers and dealers through which Pear Tree Fund portfolio securities are bought or sold, one or more Pear Tree Funds and their shareholders could be adversely affected.

Changes in Policies

The Environmental Opportunities Fund’s policy of investing at least 80 percent of its net assets (less borrowings for investment purposes) in a particular type of investment may not be revised unless the Environmental Opportunities Fund’s shareholders are notified at least 60 days in advance of the proposed change.

Disclosure of Portfolio Holdings

A description of the Pear Tree Funds’ policies and procedures with respect to the disclosure of the Environmental Opportunities Fund’s portfolio securities is available in the Environmental Opportunities Fund’s Statement of Additional Information.

MANAGEMENT OF PEAR TREE FUNDS

Pear Tree Advisors, Inc., 55 Old Bedford Road, Suite 202, Lincoln, MA 01773 (the “Manager”) is responsible for day-to-day management of the business and affairs of the Environmental Opportunities Fund subject to oversight by the Board.

The Manager

The Manager is a privately held financial services firm providing management and administrative services and facilities to the Pear Tree Funds. As of September 30, 2021, the Manager had approximately $6.1 billion in assets under management.

The Manager may, subject to the approval of the Trustees, choose the investments of the Environmental Opportunities Fund itself or select sub-advisers (each, a “Sub-Adviser”) to execute the day-to-day investment strategies of the Environmental Opportunities Fund. With respect to the Environmental Opportunities Fund, the Manager currently has appointed the Sub-Adviser to make the investment decisions and portfolio transactions and supervises the Sub-Adviser’s investment program.

The Pear Tree Funds and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, to enter into or amend an advisory contract with unaffiliated sub-advisers with respect to any Pear Tree Fund without obtaining shareholder approval. With Trustees approval, the Manager may employ a new unaffiliated sub-adviser for the Pear Tree Fund, change the terms of the advisory contract with an unaffiliated sub-adviser, or enter into new advisory contracts with a sub-adviser. The Manager retains ultimate responsibility to oversee the sub-advisers to the Pear Tree Funds and to recommend their hiring, termination, and replacement. Shareholders of the Pear Tree Fund continue to have the right to terminate the advisory contract applicable to the Pear Tree Fund at any time by a vote of the majority of the outstanding voting securities of the Pear Tree Fund. Shareholders will be notified if the sub-adviser is removed or replaced or if there has been any material amendment to an advisory contract.

The Sub-Adviser and Portfolio Management

The Sub-Adviser provides portfolio management and related services to the Environmental Opportunities Fund, including trade execution.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares of his or her Fund.

Pear Tree Essex Environmental Opportunities Fund

Sub-Adviser Essex Investment Management Company, LLC (“Sub-Adviser” or “Essex”), 125 High Street, 18th Floor, Boston, Massachusetts 02110, serves as the Sub-Adviser to the Environmental Opportunities Fund. As of September 30, 2021, Essex had approximately $800 million in assets under management. The portfolio managers for the Environmental Opportunities Fund are jointly and primarily responsible for the portfolio management of the Environmental Opportunities Fund.

Pear Tree Essex Environmental Opportunities Fund

Portfolio manager experience	Portfolio manager experience in this Fund	Primary title(s) with Sub-Adviser, primary role and investment
William H. Page	2021 (managed Predecessor Fund since inception)	Senior Vice President & Senior Portfolio Manager

Robert J. Uek	2021 (managed Predecessor Fund since inception)	Co-Chief Executive Officer & Senior Portfolio Manager

Management and Sub-Advisory Fees

Under the management agreement, the Environmental Opportunities Fund compensates the Manager for its investment advisory services at the annual rate of 0.90% of the Environmental Opportunities Fund’s average daily net assets, payable on a monthly basis.

Sub-Advisory Fees

From the management fee, the Manager pays the expenses of providing investment advisory services to Environmental Opportunities Fund, including the fees of the Sub-Adviser.

Fee Waivers/Expense Limitation

The Manager has contractually agreed until August 31, 2022 to reimburse such portion of the expenses of the Fund attributable to Ordinary Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to Ordinary Shares, Institutional Shares and R6 Shares, excluding AFFE and extraordinary expenses, is not greater than 1.24 percent of the Fund’s net assets attributable to Ordinary Shares, 0.99 percent of the Fund’s net assets attributable to Institutional Shares, and 0.95 percent of the Fund’s net assets attributable to R6 Shares. Prior to August 31, 2022, this expense reimbursement or fee waiver agreement only may be terminated with the consent of the Trustees.

Recoupment. The Manager has the right to recoup from the Fund amounts up to the aggregate amount that the Sub-Adviser had waived or reimbursed Essex Environmental Opportunities Fund, the predecessor fund prior to its reorganization with and into the Fund, under an agreement with that fund for the three-year period after the date of any particular fee waiver or expense reimbursement. The Manager has assigned its right to receive those recouped amounts to the Sub-Adviser. All rights to recoupment of any specific amount shall expire three years after the date that the amount was originally waived or reimbursed by the Sub-Adviser. The total which may be available for recoupment is approximately $529,961. No amounts may be recouped if, as a result of recoupment, Fund expenses would be the lesser of the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Neither the Manager nor the Sub-Adviser has the right to recoup the amount of expenses paid or waivers made by the Manager in excess of the aggregate amount waived or reimbursed to the predecessor fund by the Sub-Adviser.

Distributor and Distribution Plan

U.S. Boston Capital Corporation (the “Distributor”) is the distributor (or principal underwriter) of the Environmental Opportunities Fund’s shares.

The Environmental Opportunities Fund has adopted a distribution plan under Rule 12b-1 to pay for the marketing and distribution of the Environmental Opportunities Fund’s Ordinary Shares and for services provided to shareholders of the Environmental Opportunities Fund’s Ordinary Shares as described above. Rule 12b-1 fees are paid out of the Environmental Opportunities Fund’s assets on an on-going basis, which will increase the cost of your investment and cost more than other types of sales charges. The distribution fee is not directly tied to the Distributor’s expenses.

If the Distributor’s expenses exceed the Distributor’s fee, the Environmental Opportunities Fund is not required to reimburse the Distributor for the excess expenses; if the Distributor’s fee exceeds the Distributor’s expenses, the Distributor may realize a profit.

Additional Payments to Financial Intermediaries. The Manager and its affiliates (including the Distributor) may make payments to certain financial intermediaries that sell Ordinary and Institutional Environmental Opportunities Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the Environmental Opportunities Fund does not pay for these costs directly. They also may make payments to certain financial intermediaries that sell Ordinary and Institutional Environmental Opportunities Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of such payments may include payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

The Manager and its affiliates also may make payments, out of their own assets based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Manager. Such payments will not impact the total operating expenses of the Environmental Opportunities Fund. The intermediaries to which payments may be made are determined by the Manager. These payments, often referred to as “revenue sharing payments,” may be in addition to other payments such as Rule 12b-1 fees and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Environmental Opportunities Fund or to provide marketing or service support to the Environmental Opportunities Fund. In some circumstances, these payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Environmental Opportunities Fund. Please contact your financial intermediary for details about revenue sharing payments it may receive.

No dealer compensation is paid from fund assets on sales of R6 Shares. R6 Shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the Distributor’s efforts to promote the sale of Environmental Opportunities Fund shares. Neither the Manager nor its affiliates make any type of administrative or service payments in connection with investments in R6 Shares.

SHARE CLASS ELIGIBILITY

The Environmental Opportunities Fund offers three classes of shares: Ordinary Shares, Institutional Shares, and R6 Shares. Environmental Opportunities Fund shares are offered without any sales charge. Each share class has its own fee structure. Only Ordinary Shares are subject to a 12b-1 plan, which permits the Environmental Opportunities Fund to pay fees for the sale, distribution and service of its Ordinary Shares. As described below, Institutional Shares and R6 Shares generally are available only to limited classes of purchasers.

Your financial representative can help you decide which share class you are eligible to purchase and which is best for you. Please call 1-800-326-2151 for more information.

At this time the Environmental Opportunities Fund does not accept applications for purchases of shares from foreign persons (that is, persons who are not U.S. citizens or resident aliens).

Ordinary Shares

Ordinary Shares of the Environmental Opportunities Fund are available to any person who is a U.S. citizen or resident alien. The minimum initial investment in the Ordinary Shares of Environmental Opportunities Fund is generally $2,500. However, you may open an account and make an investment of as little as $1,000 if the account:

•	Participates in the Pear Tree Funds’ Automatic Investment Plan;
•	Is for the benefit of a minor in accordance with a Uniform Transfers or Gifts to Minors Act; or
•	Is a traditional or Roth individual retirement account (IRA), Coverdell Education Savings Account, Simplified Employee Pension (SEP-IRA) plan, Salary Reduction Simplified Employee Pension (SARSEP) plan, Savings Incentive Match Plan for Employees Individual Retirement Accounts (SIMPLE IRA), 529 college savings plan, or a Keogh Plan (HR-10).

Environmental Opportunities Fund, at its sole discretion, may waive these minimum initial amounts for one or more investors. You may make subsequent purchases in any amount, although Environmental Opportunities Fund, at its discretion, reserves the right to impose a minimum on subsequent purchases at any time.

Class Cost Structure

•	No sales charge applies; all of your money goes to work for you right away
•	Subject to a distribution (12b-1) fee of 0.25 percent
•	Transfer agency and fund administration fees contemplate that the Manager or an affiliate may have to make administrative or service payments to financial intermediaries

Institutional Shares

Institutional Shares are offered to investors who meet eligibility and minimum investment amount requirements. The minimum initial investment amount may be invested in one or more of the Pear Tree Funds. Pear Tree Funds, at its sole discretion, may accept investments in an aggregate amount of at least $1 million from other classes of investors. In addition, Pear Tree Funds, in its sole discretion, may waive or lower minimum investment amount requirements with respect to any investor. There is no minimum additional investment amount.

Class Cost Structure

•	No sales charge applies; all of your money goes to work for you right away
•	No distribution (12b-1) fee applies
•	Transfer agency and fund administration fees contemplate that the Manager or an affiliate may have to make administrative or service payments to financial intermediaries

Minimum Initial Investment	Eligible Classes of Institutional Share Investors
$1 million or more in at least one Pear Tree Fund account	•	Any employee benefit plan with at least $10,000,000 in plan assets and 200 participants, that either has a separate trustee vested with investment discretion and certain limitations on the ability of plan beneficiaries to access its plan investments without incurring adverse tax consequences or which allows its participants to select among one or more investment options, including one or more Pear Tree Funds.

	•	A bank or insurance company purchasing shares for its own account.

	•	An insurance company separate account.

	•	A bank, trust company, credit union, savings institution or other depository institution, its trust department or a common trust fund purchasing for non-discretionary customers or accounts.

Minimum Initial Investment	Eligible Classes of Institutional Share Investors
$1 million or more aggregated in one or more Pear Tree Fund accounts	•	A private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code.

	•	An endowment or organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code.

	•	A family trust, testamentary trust or other similar arrangement purchasing Institutional Shares through or upon the advice of a single fee-paid financial intermediary other than the Manager or Distributor.

Provided, that the investor is purchasing Pear Tree Fund shares through a broker/dealer pursuant to an agreement with the Distributor.

None	•	A mutual fund wrap program that offers allocation services, charges an asset-based fee to its participants for asset allocation and/or offers advisory services, and meets trading and operational requirements under an agreement with the Distributor or authorized clearing entity; You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the Pear Tree Funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class. Neither the Pear Tree Fund, nor the Manager, nor the Distributor receives any part of the separate fees charged to clients of such intermediaries.

	•	A registered investment adviser that charges an asset-based investment advisory fee for its investment advisory services and is purchasing Pear Tree Fund shares on behalf of its investment advisory clients.

	•	A state, county, city, or any instrumentality, department, authority, or agency of one of these types of entities, or a trust, pension, profit-sharing or other benefit plan for the benefit of the employees of one of these types of entities, provided that the investor is prohibited by applicable law from paying a sales charge or commission when it purchases shares of any registered investment management company; or

	•	An officer, partner, trustee, director, or employee of Pear Tree Funds, any affiliate of Pear Tree Funds, and Sub-Adviser, and any affiliate of any Sub-Adviser (a “Fund Employee”), the spouse or child of a Fund Employee, a Fund Employee acting as custodian for a minor child, any trust, pension, profit-sharing or other benefit plan for the benefit of a Fund Employee or spouse and maintained by one of the above entities, the employee of a broker-dealer with whom the Distributor has a sales agreement or the spouse or child of such employee.

R6 Shares

R6 Shares are offered to investors who meet eligibility and minimum investment amount requirements. The minimum initial investment amount may be invested in one or more of the Pear Tree Funds. Pear Tree Funds, at its sole discretion, may accept investments in an aggregate amount of at least $100,000 from other classes of investors. In addition, Pear Tree Funds, in its sole discretion, may waive or lower minimum investment amount requirements with respect to any investor. There is no minimum additional investment amount.

Class Cost Structure

•	No sales charge applies; all of your money goes to work for you right away
•	No distribution (12b-1) fee applies
•	Transfer agency and fund administration fees less than similar fees applied to Ordinary and Institutional Shares; the Manager or an affiliate is not expected to make administrative or service payments to financial intermediaries

Minimum Initial Investment	Eligible Classes of R6 Share Investors
$100,000 or more in at least one Pear Tree Fund account		A qualified defined contribution plan or nonqualified, tax advantaged deferred compensation retirement (457) plan that allows its participants to select among one or more investment options, including one or more Pear Tree Funds.
	•	A defined benefit plan, endowment, foundation, investment company, corporation, insurance company, trust company, or other type of institutional investor.

Minimum Initial Investment	Eligible Classes of R6 Share Investors
None	•	A Fund Employee, the spouse or child of a Fund Employee, a Fund Employee acting as custodian for a minor child, any trust, pension, profit-sharing or other benefit plan for the benefit of a Fund Employee or spouse and maintained by one of the above entities, the employee of a broker-dealer with whom the Distributor has a sales agreement or the spouse or child of such employee.

Minimum Initial Investment	Eligible Classes of R6 Share Investors
None	•	A Fund Employee, the spouse or child of a Fund Employee, a Fund Employee acting as custodian for a minor child, any trust, pension, profit-sharing or other benefit plan for the benefit of a Fund Employee or spouse and maintained by one of the above entities, the employee of a broker-dealer with whom the Distributor has a sales agreement or the spouse or child of such employee.

Minimum Initial Investment	Eligible Classes of R6 Share Investors
None	•	A Fund Employee, the spouse or child of a Fund Employee, a Fund Employee acting as custodian for a minor child, any trust, pension, profit-sharing or other benefit plan for the benefit of a Fund Employee or spouse and maintained by one of the above entities, the employee of a broker-dealer with whom the Distributor has a sales agreement or the spouse or child of such employee.

Minimum Initial Investment	Eligible Classes of R6 Share Investors
None	•	A Fund Employee, the spouse or child of a Fund Employee, a Fund Employee acting as custodian for a minor child, any trust, pension, profit-sharing or other benefit plan for the benefit of a Fund Employee or spouse and maintained by one of the above entities, the employee of a broker-dealer with whom the Distributor has a sales agreement or the spouse or child of such employee.

HOW TO PURCHASE

Making an Initial Investment

You must provide the Pear Tree Funds with a completed Account Application for all initial investments, a copy of which may be obtained by calling 1-800-326-2151, or online at www.peartreefunds.com.

Transaction Privileges. If you wish to have telephone exchange or telephone redemption privileges for your account, you must elect these options on the Account Application. You should carefully review the Application and particularly consider the discussion in this Prospectus regarding the Pear Tree Funds’ policies on exchanges of Fund shares and processing of redemption requests. Some accounts, including IRA accounts, require a special Account Application. See Investment Through Tax Deferred Retirement Plans. For further information, including assistance in completing an Account Application, call the Pear Tree Funds’ toll-free number 1-800-326-2151. Generally, shares may not be purchased by facsimile request or by electronic mail.

Identity Verification, including USA Patriot Act and Anti-Money Laundering (AML) Restrictions. To help the government fight the funding of terrorism and money laundering activities, the USA Patriot Act and other federal law requires all financial institutions, including the Pear Tree Funds’ distributor, to obtain, verify and record information that identifies each person who opens an account. Federal law also requires the Pear Tree Funds to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the Pear Tree Fund to identify you. The Pear Tree Funds, consistent with applicable federal law, may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. If your account must be closed, your redemption price will be the net asset value on the date of redemption.

Investments by Check. You may purchase shares of the Pear Tree Funds by sending a check payable in U.S. dollars to the Pear Tree Funds specifying the name(s) of the Pear Tree Fund(s) and amount(s) of investment(s), together with the appropriate Account Application (in the case of an initial investment) to:

Pear Tree Funds
Attention: Transfer Agent

55 Old Bedford Road, Suite 202

Lincoln, Massachusetts 01773

If you buy shares with a check that does not clear, your account may be subject to extra charges to cover collection costs. Third-party checks, cashier’s checks and money orders will not be accepted. Purchases made by check must wait up to fifteen days prior to being liquidated, unless they clear prior to that time.

Minimum Account Size

Each Pear Tree Fund requires that you maintain a minimum account size, currently 50 shares for Ordinary Shares and Institutional Shares. If you hold fewer than the required minimum number of shares in your account, the Pear Tree Fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 30 days from the date of the notice to make additional investments to avoid having your shares sold and your account closed. This policy does not apply to R6 Shares and accounts of certain qualified retirement plans.

Automatic Investment Plan

You may participate in the Automatic Investment Plan for the Pear Tree Funds by completing the appropriate section of the Account Application and enclosing a minimum investment of $1,000 per Fund. You must also authorize an automatic withdrawal of at least $100 per account from your checking or similar account each month to purchase shares of a Pear Tree Fund. You may cancel the Plan at any time, but your request must be received two business days before the next automatic withdrawal (generally the 20th of each month) to become effective for that withdrawal. Requests received fewer than two business days before a scheduled withdrawal will take effect with the next scheduled withdrawal. The Pear Tree Funds or the Transfer Agent may terminate the Automatic Investment Plan at any time.

Investments by Wire

If you wish to buy shares by wire, please contact the Transfer Agent at 1-800-326-2151 or your dealer or broker for wire instructions. For new accounts, you must provide a completed Account Application before, or at the time of, payment. To ensure that a wire is credited to the proper account, please specify your name, the name(s) of the Pear Tree Fund(s) and class of shares in which you are investing, and your account number. A bank may charge a fee for wiring funds.

Subsequent Investments

If you are buying additional shares in an existing account, you should identify the Pear Tree Fund and your account number. If you wish to make additional investments in more than one Fund, you should provide your account numbers and identify the amount to be invested in each Pear Tree Fund. You may pay for all purchases with a single check.

There are no minimum investment requirements applicable for subsequent investments any class of shares of any Pear Tree Fund.

Investments through Tax-Deferred Retirement Plans

Pear Tree Funds are available for investment through various tax-deferred retirement vehicles. Please call 1-800-326-2151 for assistance. These types of investments may be subject to specific fees.

Confirmation Statements

The transfer agent maintains an account for each investment firm or individual shareholder and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur.

HOW TO EXCHANGE

You can exchange all or a portion of your shares between Funds within the same class, subject to the applicable minimum. You may not exchange from one class of shares to another class of shares of the same or a different Fund unless you also meet the requirements of the share class into which you want to exchange your existing shares. There is no fee for exchanges.

The exchange privilege is available only in states where shares of the shares of the Pear Tree Fund being acquired may legally be offered and sold. Not all Pear Tree Funds, and not all share classes of a Pear Tree Fund, may be registered in all states.

Exchanges might produce a gain or loss, as the case may be, for tax purposes.

You can make exchanges in writing or by telephone, if applicable. Exchanges will be made at the net asset values per share of the shares being exchanged next determined after the exchange request is received in good order by Pear Tree Funds. If exchanging by telephone, you must call prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time). The Transfer Agent will only honor a telephone exchange if you have elected the telephone exchange option on your Account Application.

Generally, shares will not be exchanged by facsimile request or by electronic mail.

HOW TO REDEEM

Written Request for Redemption

You can redeem all or any portion of your shares by submitting a written request for redemption signed by each registered owner of the shares exactly as the shares are registered. The request must clearly identify the account number and the number of shares or the dollar amount to be redeemed.

If you redeem more than $100,000, or request that the redemption proceeds be paid to someone other than the shareholder of record, or sent to an address other than the address of record, your signature must be guaranteed. The use of signature guarantees is designed to protect both you and the Pear Tree Funds from the possibility of fraudulent requests for redemption.

Generally, shares will not be redeemed by facsimile request or by electronic mail.

Requests should be sent to:

Pear Tree Funds

Attention: Transfer Agent

55 Old Bedford Road, Suite 202

Lincoln, Massachusetts 01773

Telephone Redemption

If you have elected the telephone redemption option on your Account Application, you can redeem your shares by calling the Transfer Agent at 1-800-326-2151 provided that you have not changed your address of record within the last thirty days. You must make your redemption request prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time). Once you make a telephone redemption request, you may not cancel it. The Pear Tree Funds, the Manager, the Distributor, and the Transfer Agent will not be liable for any loss or damage for acting in good faith on exchange or redemption instructions received by telephone reasonably believed to be genuine. The Pear Tree Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. It is the Pear Tree Funds’ policy to require some form of personal identification prior to acting upon instructions received by telephone, to provide written confirmation of all transactions effected by telephone, and to mail the proceeds of telephone redemptions only to the redeeming shareholder’s address of record.

Automatic Withdrawal Plan

You may request withdrawal of a specified dollar amount (a minimum of $100) on either a monthly, quarterly or annual basis. You may establish an Automatic Withdrawal Plan by completing the Automatic Withdrawal Form, which is available by calling 1-800-326-2151. You may stop your Automatic Withdrawal Plan at any time. Additionally, the Pear Tree Funds or the Transfer Agent may choose to stop offering the Automatic Withdrawal Plan.

You can directly redeem shares of a Pear Tree Fund by written request, by telephone (if elected in writing) and by automatic withdrawal. Redemptions will be made at the per share net asset value of such shares next determined after the redemption request is received in good order by the Pear Tree Fund.

Good order means that:

•	You have provided adequate instructions

•	There are no outstanding claims against your account

•	There are no transaction limitations on your account

Medallion Signature Guarantees and Other Requirements

You are required to obtain a medallion signature guarantee when you are:

•	Requesting certain types of transfers or exchanges or sales of fund shares in excess of $100,000

•	Requesting a redemption within 30 days of changing your account registration or address
•	Requesting a redemption, exchange or transfer to someone other than the account owner(s).

Please call 1-800-326-2151 if you have questions on whether a signature guarantee is needed.

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Transfer Agent will accept redemption requests only on days the NYSE is open. The Transfer Agent will not accept requests for redemptions that are subject to any special conditions or which specify a future or past effective date, except for certain notices of redemptions exceeding $250,000 (see Payment of Redemption Amount).

Payment of Redemption Proceeds

The Pear Tree Funds normally will send redemption proceeds on the second business day after your request is received and in good order and processed, but in any event within seven days, regardless of the method the Pear Tree Funds uses to make such payment. However, if the shares to be redeemed represent an investment made by check or through the Automatic Investment Plan, the Pear Tree Funds reserve the right to hold the redemption check for up to fifteen days until monies have been collected by the Pear Tree Fund from the customer’s bank.

The Pear Tree Funds may suspend this right of redemption and may postpone payment for more than seven days only when the NYSE is closed for other than customary weekends and holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Pear Tree Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by order of the Securities and Exchange Commission.

Under normal circumstances, a Pear Tree Fund would expect to meet most redemption requests using cash in its portfolio, or selling portfolio assets to generate cash. For redemptions in amounts in excess of $250,000, or 1 percent of a Pear Tree Fund’s net assets, whichever is less, each Pear Tree Fund reserves the right to pay redemptions proceeds in-kind, that is, by distributing to the redeeming shareholder portfolio securities rather than cash.

During periods of stressed market conditions, a significant portion of each Pear Tree Fund portfolio has comprised, and Pear Tree Funds would continue to expect that it would comprise, mostly liquid securities (that is, securities that could be sold at the prices then used in determining the Pear Tree Fund’s net asset value). At such times, each Pear Tree Fund would continue to meet redemption requests using available cash or the cash proceeds from the sale of liquid securities. If, however, a significant portion of a Pear Tree Fund’s portfolio were to comprise illiquid investments or investments that have extended settlement periods, the Pear Tree Fund would likely limit cash redemptions and pay redemption proceeds in kind.

CALCULATION OF NET ASSET VALUE

You may purchase shares of each class of the Environmental Opportunities Fund at the per share net asset value of shares of such class next determined after your purchase order is received in good order by the Environmental Opportunities Fund. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed. Orders received prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m., Eastern time), will receive that day’s closing price. The Environmental Opportunities Fund will accept orders for purchases of shares on any day on which the NYSE is open for regular trading. The offering of shares of the Environmental Opportunities Fund, or of any particular Fund, may be suspended from time to time, and the Environmental Opportunities Fund reserves the right to reject any specific order.

Net asset value for one Fund share is the value of that share’s portion of all of the net assets in the Environmental Opportunities Fund. Environmental Opportunities Fund calculates its net asset value by adding the value of the Environmental Opportunities Fund’s investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Net asset value per share of each class of shares of Environmental Opportunities Fund will be determined as of the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day on which the NYSE is open for regular trading. Currently, the NYSE is closed Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas.

In determining Environmental Opportunities Fund’s net asset value for purposes of selling, redeeming and exchanging Environmental Opportunities Fund shares, as well as for complying with limitations on portfolio holdings (including any requirement that the Environmental Opportunities Fund invests at least 80 percent of the value of its assets in specific types of securities), Environmental Opportunities Fund assets are valued primarily on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available or the market value has been materially affected by events occurring after the closing of an exchange or market and before the calculation of the Environmental Opportunities Fund’s net asset value (e.g., a significant event), at fair value as determined in good faith in accordance with procedures approved by the Trustees of the Pear Tree Funds. Significant events which may materially affect market values may include a halt in trading for an individual security, significant fluctuations in domestic or foreign markets, or the unexpected close of a securities exchange or market as a result of natural disaster, an act of terrorism or significant governmental action.

For certain securities, where no sales have been reported, the Environmental Opportunities Fund may value such securities at the last reported bid price. Short-term investments that mature in sixty-days (60) or less are valued at amortized cost. Derivatives are valued using their present market value or fair value (i.e., “marked-to-market”) rather than their notional value.

The Environmental Opportunities Fund holds most of its assets in securities that are primarily listed and traded on a foreign exchange. Because foreign markets may be open at different times than the NYSE, the value of Environmental Opportunities Fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close before the close of the NYSE and before the time the net asset value for Environmental Opportunities Fund is calculated. Occasionally, events affecting the value of foreign securities or currencies may occur between the close of the market on which the security trades and the close of the NYSE which will not be reflected in the computation of Environmental Opportunities Fund’s net asset value. If events materially affecting the value of Environmental Opportunities Fund’s securities occur during such a period, then such securities may be valued at their fair value as determined in good faith in accordance with procedures approved by the Trustees.

SHAREHOLDER ACCOUNT POLICIES

Prospectus, Prospectus Updates and Shareholder Reports

For the convenience of Pear Tree Fund shareholders, the Pear Tree Funds maintain copies of the current summary prospectuses as well as the funds’ prospectus, statement of additional information, and most recent annual and semi-annual reports on its website, www.peartreefunds.com. At any time, you may elect to receive copies of all prospectus updates and shareholder reports in electronic format by calling 1-800-326-2151 or otherwise notifying your financial intermediary. Elections to receive reports in electronic format with respect to one Pear Tree Fund will apply to all other Pear Tree Funds held currently or in the future in the same account with the Pear Tree Funds or the financial intermediary.

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Pear Tree Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Pear Tree Funds your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Pear Tree Funds’ website, www.peartreefunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Pear Tree Funds or your financial intermediary electronically by calling Pear Tree Funds at 1-800-326-2151, logging into your accounts at www.peartreefunds.com, or by calling your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform Pear Tree Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling Pear Tree Funds at 1-800-326-2151 or your financial intermediary. If you hold any Pear Tree Funds directly, your election to receive reports in paper will apply to those Pear Tree Funds held directly. If you hold any Pear Tree Funds through a financial intermediary, your election will apply to those Pear Tree Funds you hold through that financial intermediary.

Household Delivery of Fund Documents

The Pear Tree Funds will send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Pear Tree Funds. If you wish to revoke your consent to this practice, you may do so by notifying the Pear Tree Funds, by phone or in writing (see “How to contact us”). The Pear Tree Funds will begin mailing separate proxy statements, prospectuses and shareholder reports to you within 30 days after receiving your notice.

Lost Shareholders, Inactive Accounts and Unclaimed Property.

It is important that the Pear Tree Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Pear Tree Funds. Based upon statutory requirements for returned mail, the Pear Tree Funds will attempt to locate the shareholder or rightful owner of the account. If the Pear Tree Funds is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Pear Tree Funds is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-800-326-2151 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Privacy

The Pear Tree Funds have a policy that protects the privacy of your personal information. A copy of the Pear Tree Funds’ privacy notice was given to you at the time you opened your account. The Pear Tree Funds will send you a copy of the privacy notice each year as part of the Annual Report to Shareholders. You may also obtain the privacy notice by calling the transfer agent or through the Pear Tree Funds’ website.

Excessive Trading

Frequent trading into and out of a Pear Tree Fund can disrupt portfolio management strategies, harm a Pear Tree Fund’s performance by forcing the Pear Tree Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of a Pear Tree Fund’s portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The Pear Tree Funds investing in foreign securities or small cap securities may have increased exposure to the risks of short-term trading.

Each Pear Tree Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a Pear Tree Fund’s shares to be excessive for a variety of reasons, such as if:

•	You sell shares within a short period of time after the shares were purchased;
•	You make two or more purchases and redemptions within a short period of time;
•	You enter into a series of transactions that is indicative of a timing pattern or strategy; or
•	We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Trustees have adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Pear Tree Fund investors. Pursuant to these policies and procedures, we monitor selected trades periodically in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to a Pear Tree Fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of each Pear Tree Fund’s shareholders. While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in a Pear Tree Fund may be adversely affected.

Frequently, Pear Tree Fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the Pear Tree Funds’ policies.

Each Pear Tree Fund may reject: (i) a purchase or exchange order before its acceptance or (ii) an order prior to issuance of shares. The Pear Tree Fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that a Pear Tree Fund believes are requested on behalf of market timers. Each Pear Tree Fund reserves the right to reject any purchase request by any investor or financial institution if the Pear Tree Fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the Pear Tree Fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the Pear Tree Fund. The Pear Tree Funds and their agents may make exceptions to these policies if, in their judgment, a transaction does not represent excessive trading or interfere with the efficient management of a Pear Tree Fund’s portfolio, such as purchases made through systematic purchase plans or payroll contributions.

The Pear Tree Funds may impose further restrictions on trading activities by market timers in the future. The Pear Tree Funds’ prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

Investing Through a Broker or Other Financial Intermediary

The Pear Tree Funds have authorized one or more brokers or other financial intermediaries to receive on their behalf purchase, exchange, and redemption orders. Such brokers and other financial intermediaries are authorized to designate other intermediates to receive purchase and redemption orders on the Pear Tree Funds’ behalf. Each Pear Tree Fund will be deemed to have received a purchase, exchange or redemption order when an authorized broker or financial intermediary or, if applicable, such person’s designee receives the order. Customer orders will be priced at the applicable Pear Tree Fund’s net asset value next computed after the orders are received by an authorized broker or financial intermediary or such person’s authorized designee. Investors that effect transactions through a broker, financial intermediary or a designee may be charged a fee by the broker, financial intermediary or designee.

Institutional Class and/or R6 Shares may be available on certain platforms sponsored by brokers that are not affiliated with the Pear Tree Funds, and the sponsors of those platforms may charge commissions on transactions in those shares. An investor should contact the platform’s sponsoring broker for information about the commissions it charges for such transactions. Shares of each Pear Tree Fund are available in multiple share classes that have different fees and expenses.

OTHER POLICIES

Each Pear Tree Fund reserves the right to:

•	Charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. A Pear Tree Fund will provide 60 days’ notice of material amendments to or termination of the exchange privilege.
•	Revise, suspend, limit or terminate the account options or services available to shareholders at any time, except as required by the rules of the Securities and Exchange Commission;
•	Charge a fee for wire transfers of redemption proceeds or other similar transaction processing fees; and
•	Suspend transactions in Pear Tree Fund shares when trading on the NYSE is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstance exist that makes it impracticable for the Pear Tree Funds to sell or value their portfolio securities.

DIVIDENDS, DISTRIBUTIONS, AND FEDERAL TAXATION

Dividends and Distributions

Environmental Opportunities Fund’s policy is to pay at least annually as dividends substantially all of its net investment income and to distribute annually substantially all of its net realized capital gains, if any, after giving effect to any available capital loss carryover. Normally, distributions are made once a year in December.

All distributions will be automatically reinvested in additional shares of Environmental Opportunities Fund you own unless you elect to have dividends, capital gains, or both paid by check. If you elect to have dividends, capital gains or both paid by check, you will be sent a check for your dividends, capital gains and other distributions if the total distribution is at least $10. If the distribution is less than ten dollars, it may be automatically reinvested in additional shares of the same class of Environmental Opportunities Fund. All distributions, whether received in shares or by check, are taxable and must be reported by you on your federal income tax returns.

If you elect to receive distributions paid in cash by check and (a) the U.S. Postal Service advises us that it could not deliver your check, or (b) your distribution check remains uncashed for more than six months after the date of issuance, the Pear Tree Funds may elect to cancel your check and in your name invest an amount equal to the amount of the cancelled check in additional shares of Environmental Opportunities Fund at the current day’s NAV.

Taxes

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting Environmental Opportunities Fund and its shareholders. The following assumes that Environmental Opportunities Fund’s shares will be treated as capital assets in the hands of each shareholder. Circumstances among investors will vary, so you are encouraged to consult with your own tax advisor regarding the impact of an investment in the Environmental Opportunities Fund with respect to your specific tax situation prior to making an investment in the Environmental Opportunities Fund. Environmental Opportunities Fund will distribute all, or substantially all, of its net investment income and net capital gains to its respective shareholders each year. Although Environmental Opportunities Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to shareholders of the fund as ordinary income under federal income tax laws, whether paid in cash or in additional shares. Distributions from net long-term gains recognized by a fund are taxable as long-term taxable gains regardless of the length of time a shareholder has held the shares and whether the distribution is paid in cash or additional shares. All such distributions to certain individuals, trusts and estates may be subject also to the Medicare net investment income tax at a rate of 3.8 percent, depending upon the adjusted gross income of the recipient.

Under current U.S. federal income tax law, distributions of earnings from qualifying dividends received by Environmental Opportunities Fund from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which is currently 20 percent, instead of at the ordinary income rate, provided certain requirements are satisfied.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by Environmental Opportunities Fund attributable to direct obligations of the U.S. Treasury and certain agencies may be exempt from state and local taxes.

Selling or exchanging your Environmental Opportunities Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Environmental Opportunities Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of Environmental Opportunities Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from Environmental Opportunities Fund, if any, that is exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of Environmental Opportunities Fund through a financial intermediary, that entity will provide this information to you.

Environmental Opportunities Fund intends to elect to be taxed each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level with respect to income and gains from investments that are distributed to shareholders. However, should Environmental Opportunities Fund fail to qualify as a regulated investment company, it would be subject to taxation at the fund level and therefore, would have less income available for distribution.

Environmental Opportunities Fund is required to withhold a legally determined portion, currently 24 percent, of all taxable dividends, distributions and redemption proceeds payable to any non-corporate shareholder that does not provide the Environmental Opportunities Fund with the shareholder’s correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability. Shareholders that invest in Environmental Opportunities Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investing through such an account.

Foreign Income Taxes. Investment income received by Environmental Opportunities Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which would entitle Environmental Opportunities Fund to a reduced rate of such taxes or exemption from taxes on such income.

If more than 50 percent in value of Environmental Opportunities Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Environmental Opportunities Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by the Environmental Opportunities Fund. Environmental Opportunities Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by the Environmental Opportunities Fund, and you choose to use the foreign tax credit, you would include in your gross income both dividends you receive from the Environmental Opportunities Fund and your allocable share of foreign income taxes paid by the Environmental Opportunities Fund. You would be entitled to treat the foreign income taxes paid as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat your allocable share of the foreign income taxes paid by the Environmental Opportunities Fund as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that Environmental Opportunities Fund will qualify to make the Foreign Election; however, Environmental Opportunities Fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.

Fund distributions also may be subject to state, local and foreign taxes, which are not addressed in this Prospectus or the Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The Financial Statements upon which the following financial highlights are based are the financial statements of the Predecessor Fund. These financial highlights are intended to help you understand Environmental Opportunities Fund’s financial performance since inception of the Predecessor Fund. Certain information reflects financial results for a single Fund share. “Total return” illustrates how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. Tait, Weller & Baker LLP is the Fund’s independent registered public accounting firm; however information prior to August 31, 2021 has been audited by the Predecessor Fund’s independent registered public accounting firm. That firm’s report, along with the Fund’s financial statements and financial highlights are incorporated herein by reference and included in the annual report, which is available upon request. All financial information below represents the financial information of the Predecessor Fund. Accordingly, the financial information for the Institutional Shares is that of the Predecessor Fund’s Institutional Class. The financial information for the Ordinary Shares is that of the Predecessor Fund’s Investor Class.

Environmental Opportunities Fund - Institutional Shares
Financial Highlights

(For a share outstanding during each period)

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,
	2021	2020	2019	2018
Selected Per Share Data:
Net asset value, beginning of period	$12.72	$10.10	$10.71	$10.00
Investment operations:
Net investment loss	(0.07)	(0.03)	— (a)	(0.03)
Net realized and unrealized gain (loss)	7.95	2.65	(0.61)	0.74
Total from investment operations	7.88	2.62	(0.61)	0.71
Less distributions to shareholders from:
Net realized gains	(0.28)	—	—	—
Total distributions	(0.28)	—	—	—
Net asset value, end of period	$20.32	$12.72	$10.10	$10.71
Total Return(b)	62.39%	25.94%	(5.70)%	7.10%
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$66,561	$22,494	$8,893	$6,286
Ratio of net expenses to average net assets	0.99%	0.99%	1.03%	1.18%
Ratio of expenses to average net assets before waiver and reimbursement	1.30%	2.41%	3.97%	4.69%
Ratio of net investment loss to average net assets	(0.55)%	(0.37)%	(0.02)%	(0.36)%
Portfolio turnover rate(c)	41%	37%	30%	23%

(a)	Rounds to less than $0.005 per share.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

Environmental Opportunities Fund - Ordinary Shares
Financial Highlights

(For a share outstanding during each period)

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,
	2021	2020	2019	2018
Selected Per Share Data:
Net asset value, beginning of period	$12.63	$10.05	$10.69	$10.00
Investment operations:
Net investment loss	(0.06)	(0.06)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	7.83	2.64	(0.62)	0.72
Total from investment operations	7.77	2.58	(0.64)	0.69
Less distributions to shareholders from:
Net realized gains	(0.28)	—	—	—
Total distributions	(0.28)	—	—	—
Net asset value, end of period	$20.12	$12.63	$10.05	$10.69
Total Return(a)	61.95%	25.67%	(5.99)%	6.90%
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$263	$44	$16	$17
Ratio of net expenses to average net assets	1.24%	1.24%	1.28%	1.43%
Ratio of expenses to average net assets before waiver and reimbursement	1.55%	2.66%	4.22%	4.94%
Ratio of net investment loss to average net assets	(0.80)%	(0.63)%	(0.24)%	(0.54)%
Portfolio turnover rate(b)	41%	37%	30%	23%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(b)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

OBTAINING ADDITIONAL INFORMATION

More information about the Pear Tree Funds may be obtained free upon request.

The Pear Tree Funds’ Statement of Additional Information and annual and semi-annual reports to shareholders include additional information about the Pear Tree Funds. The Pear Tree Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Pear Tree Fund’s performance during its last fiscal years. The Statement of Additional Information is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes. The Pear Tree Funds also file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Pear Tree Funds’ most recent portfolio holdings, as filed on Form N-PORT (or its predecessor form, Form N-Q), are also available at www.peartreefunds.com.

If you have questions about the Pear Tree Funds or your account, or you wish to obtain free copies of the Pear Tree Funds’ current Statement of Additional Information or annual or semiannual reports, please contact your financial adviser or contact us by mail, by telephone or on the Internet.

By Mail:	Pear Tree Institutional Services	By Telephone: 800-326-2151
	55 Old Bedford Road, Suite 202	On the Internet: www.peartreefunds.com
Lincoln, MA 01773

You may review and obtain copies of the Pear Tree Funds’ Statement of Additional Information, financial reports, Forms N-PORT (or its predecessor form, Form N-Q), and other information at the SEC’s Public Reference Room in Washington, D.C. You may also access reports and other information about the Pear Tree Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You may get copies of this information, after payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. Please call the SEC at 1-202-551-8090 for information about the operation of the Public Reference Room. You may need to refer to the Pear Tree Funds’ file number.

Investment Company Act File No. 811-03790

Distributed by U.S. Boston Capital Corporation, member FINRA, SIPC

STATEMENT OF ADDITIONAL INFORMATION

	Ordinary Shares	Institutional Shares	R6 Shares
INTERNATIONAL EQUITY FUNDS
Pear Tree Essex Environmental Opportunities Fund	EEOFX	GEOSX	GEORX

January 1, 2022

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated January 1, 2022, for the Ordinary Shares, Institutional Shares and R6 Shares of the series identified above (the “Environmental Opportunities Fund” or a “Pear Tree Fund”) of the Pear Tree Funds (the “Trust”), as amended and supplement from time to time (the “Prospectus”). A copy of the Prospectus and SAI may be obtained free of charge by calling 1-800-326-2151, by written request to the Pear Tree Funds at 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773 or from our website at: www.peartreefunds.com. The financial statements, accompanying notes and report of independent registered public accounting firm, as they become available, will contain important information about the Environmental Opportunities Fund.

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Pear Tree Fund’s shareholder reports are no longer be sent by mail, unless you specifically request paper copies of the reports from Pear Tree Funds your financial intermediary, such as a broker-dealer or a bank. Instead, the reports will be made available on the Pear Tree Funds’ website, www.peartreefunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Pear Tree Funds or your financial intermediary electronically by calling Pear Tree Funds at 1-800-326-2151, logging into your account at www.peartreefunds.com, or by calling your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform Pear Tree Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling Pear Tree Funds at 1-800-326-2151 or your financial intermediary. If you hold any Pear Tree Funds directly, your election to receive reports in paper will apply to those Pear Tree Funds held directly. If you hold any Pear Tree Funds through a financial intermediary, your election will apply to those Pear Tree Funds you hold through that financial intermediary.

SAI-1

SAI-2

FUND HISTORY

The Trust was established in 1983 as a business trust under Massachusetts law. A copy of the Second Amended and Restated Declaration of Trust dated May 25, 2011, as amended, is on file with the Secretary of the Commonwealth of the Commonwealth of Massachusetts. The Trust was originally called “The Quantitative Group of Funds” and it did business under the name “Quant Funds.”

The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.

Pear Tree Essex Environmental Opportunities Fund (“Environmental Opportunities Fund”) is one series of the Trust. There are currently six other series of the Trust.

Pear Tree Advisors, Inc. (the “Manager”) serves as the investment manager to Environmental Opportunities Fund, and Essex Investment Management Company, LLC serves as the investment sub-adviser of Environmental Opportunities Fund (the “Sub-Adviser”).

The Predecessor Fund.  The Essex Environmental Opportunities Fund (the “Predecessor Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on August 7, 2017 and commenced operations on September 1, 2017. Effective at the close of business on August 31, 2021, the Predecessor Fund was reorganized into Environmental Opportunities Fund. The Predecessor Fund’s Institutional Class was reorganized into Environmental Opportunities Fund’s Institutional Shares and the Predecessor Fund’s Investor Class was reorganized into Environmental Opportunities Fund’s Ordinary Shares.

For accounting purposes, as a result of the reorganization, the Predecessor Fund is the surviving fund. Thus, financial information relating to the Environmental Opportunities Fund for periods prior to August 31, 2021 relates to the Predecessor Fund.

Otherwise, terms capitalized in this SAI but not defined herein have the same meanings as in the Prospectus.

SAI-3

INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The Prospectus presents the investment objective and the principal investment strategies and risks of the Environmental Opportunities Fund. This section supplements the disclosure in the Prospectus and provides additional information on the Environmental Opportunities Fund’s investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Environmental Opportunities Fund’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances (e.g., temporary borrowing of money), will not be considered in determining whether the investment complies with the Environmental Opportunities Fund’s restrictions and policies. There is no assurance that the Environmental Opportunities Fund’s objective will be achieved.

Environmental Opportunities Fund may invest in any of the following financial instruments unless otherwise provided in the Prospectus or below.

(a)	Securities and Other Instruments, Other Than Derivatives

Equity Securities

Environmental Opportunities Fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. Environmental Opportunities Fund’s equity securities may be denominated in foreign currencies and may be held outside the U.S. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the Environmental Opportunities Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles.

Fixed Income Securities

Environmental Opportunities Fund may invest in fixed income securities of any maturity. Fixed income securities are subject to the risk of an issuer’s inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the Environmental Opportunities Fund’s portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A fixed income security is considered investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent quality by the Environmental Opportunities Fund’s Sub-Adviser.

Fixed income securities rated below investment grade are commonly referred to as “high-yield bonds” and are considered speculative. Below investment grade fixed income securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher grade fixed income securities.

Environmental Opportunities Fund may not invest more than 10 percent of its net assets in fixed income securities, including convertible debt securities, rated below investment grade or in unrated securities of comparable quality. The following are certain risks associated with investments in fixed income securities.

•	Interest Rate Risk - the risk that rates will rise causing the value of the instrument to fall, credit risk, that is, the risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the Environmental Opportunities Fund’s income and the market value of, the instrument.

•	Credit Risk - The risk that the issuer of the fixed income security, and if guaranteed, the guarantor of the security, will default on its obligation to pay principal, interest or both. Generally, lower rated securities have a higher likelihood of defaulting than a higher rated security.

•	Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected) — the risk that the holder may have to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

SAI-4

•	Liquidity Risk - the risk that the Environmental Opportunities Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the holder.

U.S. Government Obligations

The types of U.S. Government obligations in which Environmental Opportunities Fund may at times invest include: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export — Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, and Federal National Mortgage Association). No assurance can be given that in the future the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Environmental Opportunities Fund may purchase U.S. Government obligations on a forward commitment basis.

Convertible Securities

Environmental Opportunities Fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed- income security which may be converted into the issuer’s common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

Repurchase Agreements

Environmental Opportunities Fund may enter into repurchase agreements with banks and other financial institutions, such as broker- dealers. Under a repurchase agreement, Environmental Opportunities Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time. In substance, a repurchase agreement is a cash loan with securities as collateral and the higher repurchase price reflecting the borrowing costs of the counterparty. The securities purchased by the Environmental Opportunities Fund have a total value in excess of the purchase price paid by the Environmental Opportunities Fund and are held by the Environmental Opportunities Fund’s custodian bank or another Trustees-approved custodian bank until repurchased. Repurchase agreements assist the Environmental Opportunities Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature.

Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Sub-Adviser continually monitors and considers satisfactory. If the other party or “seller” defaults, the Environmental Opportunities Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Environmental Opportunities Fund are less than the repurchase price and the Environmental Opportunities Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, the Environmental Opportunities Fund could suffer additional losses if a court determines that the Environmental Opportunities Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Sub-Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to Environmental Opportunities Fund’s shareholders.

No more than 5 percent of the value of Environmental Opportunities Fund’s total assets will be invested in repurchase agreements that have a maturity longer than seven (7) days. Investments in repurchase agreements which have a longer maturity are not considered to be readily marketable (see “— Illiquid Securities,” below). In addition, Environmental Opportunities Fund will not enter into repurchase agreements with a securities dealer if such transactions constitute the purchase of an interest in such dealer under the 1940 Act.

SAI-5

Reverse Repurchase Agreements

Environmental Opportunities Fund may enter reverse repurchase agreements, however, because of the risks associated with that type of agreement, generally will do so only in limited situations and then only with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, Environmental Opportunities Fund transfers possession of portfolio securities, that is, sells them, to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities’ market value (reflecting an amount that is usually more than the amount of cash received) and agrees to repurchase the securities at a future date by repurchasing them for an amount that is more than the original sale price. Environmental Opportunities Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high-quality debt obligations from Environmental Opportunities Fund’s portfolio equal in value to the repurchase price including any accrued interest will be segregated on the Environmental Opportunities Fund’s records while a reverse repurchase agreement is in effect.

Reverse repurchase agreements involve the risk that the market value of securities sold by the Environmental Opportunities Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing, which can be for, among other things, temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the Environmental Opportunities Fund. If the other party or “seller” defaults, Environmental Opportunities Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Environmental Opportunities Fund are less than the repurchase price and the Environmental Opportunities Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, Environmental Opportunities Fund could suffer additional losses if a court determines that the Environmental Opportunities Fund’s interest in the collateral is not enforceable.

Investments in Other Collective Investment Funds

Environmental Opportunities Fund may invest in shares of other collective investment funds, including open-end mutual funds, closed-end funds, and exchange-traded funds (“ETFs”), including income trusts and inverse and leveraged ETFs, as well as business development companies (“BDCs”), that invest principally in securities, as well as in ETFs that invest principally in commodities. Environmental Opportunities Fund may purchase the securities of another collective investment fund to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. Environmental Opportunities Fund may also purchase shares of another collective investment fund to gain exposure to the securities or commodities in the collective investment fund’s portfolio at times when the Environmental Opportunities Fund may not be able to buy those securities or commodities directly. Any investment by Environmental Opportunities Fund in another collective investment fund would be consistent with the Environmental Opportunities Fund’s objective and investment program.

The risks of owning another collective investment fund are generally similar to the risks of investing directly in the securities or commodities in which that collective investment fund invests. However, a collective investment fund may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Environmental Opportunities Fund’s performance.

In addition, because some closed-end funds and all ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

As a shareholder of a collective investment fund, Environmental Opportunities Fund must pay its pro-rata share of that collective investment fund’s fees and expenses. Environmental Opportunities Fund’s investments in other collective investment funds that invest principally in securities may be subject to limits that apply under the 1940 Act.

SAI-6

Real Estate Investment Trusts

Environmental Opportunities Fund may invest in Real Estate Investment Trusts (“REITs”). REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs generally are not taxed on income distributed to shareholders provided they comply with the applicable income tax rules. In some cases, the Pear Tree Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by Environmental Opportunities Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.

Section 4(2) Commercial Paper

Environmental Opportunities Fund may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(a)(2) (formerly Section 4(2)) of the Securities Act of 1933, as amended (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

Asset-Backed Securities

Environmental Opportunities Fund may invest in asset-backed securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. The value of asset-backed securities is affected by changes in the market’s perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and Environmental Opportunities Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5 percent of the Environmental Opportunities Fund’s total assets by issuer.

SAI-7

When-Issued Transactions

Environmental Opportunities Fund may invest in when-issued securities. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Environmental Opportunities Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high-quality debt securities equal to the amount of the above commitments will be segregated on the Environmental Opportunities Fund’s records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Environmental Opportunities Fund’s records on a daily basis so that the market value of the account will equal the amount of such commitments by the Environmental Opportunities Fund.

Securities purchased on a when-issued basis and held by the Environmental Opportunities Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income Environmental Opportunities Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” basis, there will be a greater possibility of fluctuation in Environmental Opportunities Fund’s net asset value.

When payment for when-issued securities is due, Environmental Opportunities Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Environmental Opportunities Fund’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Investment in Initial Public Offerings

To the extent consistent with its investment objective, Environmental Opportunities Fund may invest up to 5 percent of its total net assets (at time of purchase) in equity securities being offered in initial public offerings (“IPO”). The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Many companies engaged in IPO’s are smaller capitalization companies that present the risks of such companies described in “Principal Risks for the Environmental Opportunities Fund” in the Prospectus. Such risks may include limited operating histories, dependence on a limited number of management personnel, reliance on one or a small number of core businesses, including businesses for which there may not be well developed markets. Newly public companies may also have limited access to additional capital to finance operating needs and/or implementation of strategic plans. At times, investments in IPO’s could represent a significant portion of Environmental Opportunities Fund’s investment performance. Environmental Opportunities Fund cannot assure that investments in IPO’s will continue to be available to the Environmental Opportunities Fund or, if available, will result in positive investment performance, particularly during times when the Environmental Opportunities Fund is of smaller size. In addition, as the Environmental Opportunities Fund’s assets increase, the impact of investments in IPO’s on the overall performance of the Environmental Opportunities Fund is likely to decrease.

Environmental Opportunities Fund may sell stocks purchased in IPO’s shortly after the time of the offering in order to realize a short-term profit. Such sales involve transaction costs and are taxable events that would give rise to short-term capital gains that are taxable at the less favorable rates applicable to ordinary income. Although opportunities may exist to realize a short-term profit on stocks purchased in IPO’s, the Environmental Opportunities Fund may continue to hold such stocks for longer-term investment if the Environmental Opportunities Fund’s Sub-Adviser believes this is appropriate. Holding stocks of newly public companies over the longer-term involves the risk that the prices of such stocks may depreciate substantially from the initial offering price and from higher trading prices that may exist in the markets shortly following the initial offering. In addition to buying stocks directly in an IPO, the Environmental Opportunities Fund may purchase newly public stocks in the secondary market if the Environmental Opportunities Fund’s Sub-Adviser determines that this is an appropriate investment. Purchasing newly public stocks shortly after the offering may involve paying market prices significantly above the initial offering price. Active market activity in newly public stocks may diminish substantially over time creating the risk that such stocks purchased in the secondary market could depreciate substantially in value, including over a relatively short time period.

SAI-8

Short Sales

Environmental Opportunities Fund may sell securities “short against the box.” A short sale involves the Environmental Opportunities Fund borrowing securities from a broker and selling the borrowed securities. The Environmental Opportunities Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the Environmental Opportunities Fund at all times own an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. Environmental Opportunities Fund intends to use such short sales against the box to hedge. For example, when Environmental Opportunities Fund believes that the price of a current portfolio security may decline, the Environmental Opportunities Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the Environmental Opportunities Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If Environmental Opportunities Fund effects such a short sale at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Environmental Opportunities Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Environmental Opportunities Fund may make short sales against the box.

Special Situations

Environmental Opportunities Fund may make carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, “special situations”) which could enhance Environmental Opportunities Fund’s capital appreciation potential. These investments are generally illiquid and the risks of investing in them vary. See “— Illiquid Securities,” below.

Illiquid Securities

Securities which do not trade on stock exchanges or in the over the counter market, or have restrictions on when and how they may be sold, are generally considered to be “illiquid.” An illiquid security is one that Environmental Opportunities Fund may have difficulty, or may even be legally precluded from, selling within a particular time. Environmental Opportunities Fund may invest in illiquid securities, including restricted securities and other investments that are not readily marketable. Environmental Opportunities Fund will not purchase any such security if the purchase would cause the Environmental Opportunities Fund to hold more than 15 percent of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven (7) days are considered illiquid for purposes of this restriction.

SAI-9

The principal risk of investing in illiquid securities is that the Environmental Opportunities Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Environmental Opportunities Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over the counter market.

(b)        Derivatives

Equity Swaps

Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, Environmental Opportunities Fund will minimize this risk by entering into agreements only with counterparties that the Sub-Adviser to Environmental Opportunities Fund deems creditworthy. Swap agreements bear the risk that Environmental Opportunities Fund will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the portfolio in assets generating cash flows complimentary to the returns it is required to pay. To gain additional market exposure, Environmental Opportunities Fund may also invest in equity linked notes. These are instruments whose return is determined by the performance of a single equity security, a basket of equity securities, or an equity index. Equity linked notes entail illiquidity and default risk. Due to default risk, the Sub-Adviser uses similar analysis to the equity swap procedure in selecting appropriate counterparties.

Total Rate of Return Swaps

Environmental Opportunities Fund may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Environmental Opportunities Fund than if they had invested directly in an instrument that yielded that desired return.

Interest Rate Swaps and Other Transactions

Environmental Opportunities Fund may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Environmental Opportunities Fund will usually enter into interest rate swaps on a net basis, that is, the two payment streams are netted out, with the Environmental Opportunities Fund receiving or paying, as the case may be, only the net amount of the two payments. When Environmental Opportunities Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The Environmental Opportunities Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date.

The net amount of the excess, if any, of Environmental Opportunities Fund’s obligation over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Environmental Opportunities Fund’s Custodian. To the extent that the Environmental Opportunities Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Environmental Opportunities Fund’s obligation, if any, with respect to such interest rate swaps, accrued on a daily basis. Environmental Opportunities Fund will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction.

If there is a default by the other party to such a transaction, the Environmental Opportunities Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation. As a result, the swap market has become relatively liquid. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risk different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Environmental Opportunities Fund will diminish compared to what it would have been if this investment technique was not used. The Environmental Opportunities Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amounts of interest payments that the Environmental Opportunities Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Environmental Opportunities Fund’s risk of loss consists of the net amount of interest payments that the Environmental Opportunities Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Environmental Opportunities Fund expects to achieve an acceptable degree of correlation between their right to receive interest on their portfolio securities and their right and obligation to receive and pay interest pursuant to interest rate swaps.

SAI-10

Forward Commitments

Environmental Opportunities Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”), if the Environmental Opportunities Fund holds, and maintains until the settlement date in a segregated account with the Environmental Opportunities Fund’s custodian, cash or short-term debt obligations in an amount sufficient to meet the purchase price. These debt obligations will be marked to market on a daily basis and additional liquid assets will be added to such segregated accounts as required. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Environmental Opportunities Fund’s other assets. Environmental Opportunities Fund will generally enter into forward commitments for hedging purposes or with the intention of acquiring securities for its portfolio, the Environmental Opportunities e Fund may dispose of a commitment prior to settlement if the Environmental Opportunities Fund’s Sub-Adviser deems it appropriate to do so. Environmental Opportunities Fund may realize short-term profits or losses upon the sale of forward commitments.

Warrants

Environmental Opportunities Fund may invest in warrants purchased as units or attached to securities purchased by the Environmental Opportunities Fund. Warrants provide Environmental Opportunities Fund with the right to purchase an equity security at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Options

Exchange Traded Options.

Environmental Opportunities Fund may write covered call options that are traded on national securities exchanges with respect to stocks in its portfolio (ensuring that the Environmental Opportunities Fund at all times will have in its portfolios the securities which it may be obligated to deliver if the options are exercised). The “writer” of a call option gives to the purchaser of that option the right to buy the underlying security from the writer at the exercise price prior to the expiration date of the call. Call options are generally written for periods of less than six months. Environmental Opportunities Fund may write covered call options on securities in its portfolios in an attempt to realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities. Environmental Opportunities Fund may also write call options to partially hedge a possible stock market decline. Covered call options generally would not be written by Environmental Opportunities Fund except at a time when it is believed that the price of the common stock on which the call is being written will not rise in the near future and the Environmental Opportunities Fund does not desire to sell the common stock for tax or other reasons. The writer of a covered call option receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. So long as Environmental Opportunities Fund remains obligated as a writer of covered calls, it foregoes the opportunity to profit from increases in the market prices of the underlying securities above the exercise prices of the options, except insofar as the premiums represent such profits, and retain the risk of loss should the value of the underlying securities decline. Environmental Opportunities Fund may also enter into “closing purchase transactions” in order to terminate its obligations as a writer of covered call options prior to the expiration of the options. Although limiting writing covered call options to those which are traded on national securities exchanges increases the likelihood of being able to make closing purchase transactions, there is no assurance that the Environmental Opportunities Fund will be able to effect such transactions at any particular time or at an acceptable price. If the Environmental Opportunities Fund was unable to enter into a closing purchase transaction, the principal risks to the Environmental Opportunities Fund would be the loss of any capital appreciation of the underlying security in excess of the exercise price and the inability to sell the underlying security in a down market until the call option was terminated. The writing of covered call options could result in an increase in the portfolio turnover rate of the Environmental Opportunities Fund, especially during periods when market prices of the underlying securities appreciate.

SAI-11

Writing Covered Call Options. Environmental Opportunities Fund is authorized to write (sell) covered call options on the securities in which they may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates Environmental Opportunities Fund to sell or deliver the option’s underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Environmental Opportunities Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Environmental Opportunities Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Environmental Opportunities Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, Environmental Opportunities Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Environmental Opportunities Fund effects a closing purchase transaction.

Writing Covered Put Options. The Environmental Opportunities Fund is authorized to write (sell) covered put options on their portfolio securities and to enter into closing transactions with respect to such options. When Environmental Opportunities Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Environmental Opportunities Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Environmental Opportunities Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Environmental Opportunities Fund has written, however, the Environmental Opportunities Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. The Environmental Opportunities Fund may write put options as an alternative to purchasing actual securities. If security prices rise, Environmental Opportunities Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Environmental Opportunities Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Environmental Opportunities Fund would expect to suffer a loss. This loss should be less than the loss the Environmental Opportunities Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Purchasing Put Options. The Environmental Opportunities Fund is authorized to purchase put options to hedge against a decline in the market value of their portfolio securities. By buying a put option Environmental Opportunities Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Environmental Opportunities Fund’s risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Environmental Opportunities Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Environmental Opportunities Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Environmental Opportunities Fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by Environmental Opportunities Fund would exceed 5% of the market value of its total assets.

Purchasing Call Options. The Environmental Opportunities Fund also is authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract). Environmental Opportunities Fund will purchase call options only in connection with “closing purchase transactions.” The Environmental Opportunities Fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by Environmental Opportunities Fund would exceed 5% of the market value of its total assets.

Interest Rate and Financial Futures Options. Environmental Opportunities Fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

SAI-12

Environmental Opportunities Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

Environmental Opportunities Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. Environmental Opportunities Fund will enter into a futures contract only if the contract is “covered” or if the Environmental Opportunities Fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). Environmental Opportunities Fund will write a call or put option on a futures contract only if the option is “covered.”

Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5 percent of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as “marking to market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Restrictions on OTC Options. Environmental Opportunities Fund may engage in “over-the-counter” (OTC) options (including OTC foreign security and currency options and options on foreign security and currency futures if permitted by its investment mandate), only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Environmental Opportunities Fund will acquire only those OTC options for which the Sub-Adviser believes the Environmental Opportunities Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Environmental Opportunities Fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (a) the market value of outstanding OTC options held by Environmental Opportunities Fund; (b) the market value of the underlying securities covered by outstanding OTC call options sold by Environmental Opportunities Fund; (c) margin deposits on Environmental Opportunities Fund’s existing OTC options on futures contracts; and (d) the market value of all other assets of Environmental Opportunities Fund that are illiquid or are not otherwise readily marketable, would exceed 15 percent of its net assets, taken at market value. However, if an OTC option is sold by Environmental Opportunities Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and Environmental Opportunities Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Environmental Opportunities Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (current market value of the underlying security minus the option’s strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.”

SAI-13

Risk Factors in Options, Futures and Forward Transactions. The use of options and futures involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, Environmental Opportunities Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Sub-Adviser’s ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, Environmental Opportunities Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, Environmental Opportunities Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which Environmental Opportunities Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

Environmental Opportunities Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by Environmental Opportunities Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the Environmental Opportunities Fund’s records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause Environmental Opportunities Fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

Environmental Opportunities Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Sub-Adviser believes the Environmental Opportunities Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on Environmental Opportunities Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by Environmental Opportunities Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom Environmental Opportunities Fund has an open position in an option, a futures contract or related option.

To the extent that the Environmental Opportunities Fund uses futures, options or forward instruments to gain direct exposure to a security or market, the use of such instruments could expose the Environmental Opportunities Fund to the effects of leverage, which could increase the Environmental Opportunities Fund’s exposure to the market and magnify potential losses. The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SAI-14

Certain Regulatory Aspects of Use of Futures and Options on Futures. Environmental Opportunities Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

Valuation of Derivatives. For purposes of determining compliance with restrictions applicable to investments in derivatives that are based upon a percentage of Environmental Opportunities Fund’s assets, including for purposes of determining compliance with the requirement to invest at least 80 percent of the Environmental Opportunities Fund’s assets in a specific type of security, as disclosed in the description of the principal investment strategy of the Environmental Opportunities Fund in the Prospectus, Environmental Opportunities Fund values derivatives using fair value rather than notional value.

(c)	Foreign Securities, Instruments, Currencies and Transactions and Specific Risks

Depository Receipts

Environmental Opportunities Fund may invest in American Depository Receipts (“American Depositary Receipts, or ADRs,”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”). American Depositary Receipts, or ADRs, EDRs and GDRs (collectively, “Depository Receipts”) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. American Depositary Receipts, or ADRs, are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, American Depositary Receipts, or ADRs, continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country. Depository Receipts may be sponsored or unsponsored. Unsponsored Depository Receipts are established without the participation of the issuer. Unsponsored Depository Receipts differ from Depository Receipts sponsored by an issuer in that they may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

Foreign Currency Transactions

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Since investments in foreign companies will usually involve currencies of foreign countries, and since Environmental Opportunities Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of Environmental Opportunities Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Environmental Opportunities Fund may incur costs in connection with conversions between various currencies.

Environmental Opportunities Fund will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. Environmental Opportunities Fund will generally not enter into a forward contract with a term of greater than one year. the Environmental Opportunities Fund’s Custodian (as defined below) will place cash or liquid securities into a segregated account of the series in an amount equal to the value of the Environmental Opportunities Fund’s total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Environmental Opportunities Fund’s commitments with respect to such contracts.

Environmental Opportunities Fund will generally enter into forward foreign currency exchange contracts under two circumstances. First, when Environmental Opportunities Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Environmental Opportunities Fund will seek to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

SAI-15

Second, when Environmental Opportunities Fund’s Sub-Adviser believes that the currency of a particular foreign country may experience an adverse movement against the U.S. dollar, it may enter into a forward contract to sell an amount of the foreign currency approximating the value of some or all of the Environmental Opportunities Fund’s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, Environmental Opportunities Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies where certain of such currencies act as an effective proxy for other currencies. In such a case, the Environmental Opportunities Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Environmental Opportunities Fund. The precise matching of the forward contract amounts, and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Environmental Opportunities Fund may commit a substantial portion, or up to 75 percent of the value of its assets, to the consummation of these contracts. The Environmental Opportunities Fund’s Sub-Adviser will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Environmental Opportunities Fund and the flexibility of the Environmental Opportunities Fund to purchase additional securities. Other than as set forth above, the Environmental Opportunities Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Environmental Opportunities Fund to deliver an amount of foreign currency in excess of the value of the Environmental Opportunities Fund’s portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Environmental Opportunities Fund’s Sub-Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Environmental Opportunities Fund will be served.

At the maturity of a forward contract, the Environmental Opportunities Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for Environmental Opportunities Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Environmental Opportunities Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Environmental Opportunities Fund is obligated to deliver.

If Environmental Opportunities Fund retains the portfolio security and engages in an offsetting transaction, the Environmental Opportunities Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Environmental Opportunities

Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Environmental Opportunities Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Environmental Opportunities Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Environmental Opportunities Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Environmental Opportunities Fund is not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Environmental Opportunities Fund’s Sub-Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.

SAI-16

Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs)

ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are U.S. dollar denominated deposits in foreign banks or foreign branches of U.S. banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks. Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

Events Causing Significant Market Volatility

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included the following: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed- income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.

In addition, while interest rates have been unusually low in recent years in the U.S. and abroad, any decision by the Federal Reserve to adjust the target Fed-funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on a fund.

Political turmoil within the U.S. and abroad may also impact a fund. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to increased government borrowing and higher interest rates. While these proposed policies are going through the political process, the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.

Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the U.S. and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. These events and the resulting market volatility may have an adverse effect on the performance of Environmental Opportunities Fund.

SAI-17

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect Environmental Opportunities Fund’s performance, the performance of the securities in which Environmental Opportunities Fund invests and may lead to losses on your investment in Environmental Opportunities Fund. Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.

In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

(d)	Defensive Strategies & Liquidity

At times, the Sub-Adviser may judge that market conditions make pursuing the Environmental Opportunities Fund’s investment strategies inconsistent with the best interests of its shareholders. The Environmental Opportunities Fund’s Sub-Adviser may then temporarily use defensive strategies that are mainly designed to limit the Environmental Opportunities Fund’s losses. Although the Environmental Opportunities Fund’s Sub-Adviser has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the Environmental Opportunities Fund to miss out on investment opportunities and may prevent the Environmental Opportunities Fund from achieving its goal.

Environmental Opportunities Fund may invest in cash, cash equivalents, and short-term debt obligations for defensive purposes, as well as for liquidity purposes (e.g., for redemption of shares, to pay expenses or pending other investments). Short-term debt obligations may include obligations of the U.S. government and securities of foreign governments. Short-term debt obligations may also include certificates of deposit and bankers’ acceptances issued by U.S. banks and foreign banks having deposits in excess of $2 billion, commercial paper, short-term corporate bonds, debentures and notes and repurchase agreements, all with one year or less to maturity. Investments in commercial paper are limited to obligations (i) rated Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or A-1 by S&P, or in

the case of any instrument that is not rated, of comparable quality as determined by the Manager or the Environmental Opportunities Fund’s Sub-Adviser, or (ii) issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody’s or AAA or AA by S&P. Investments in other corporate obligations are limited to those having maturity of one year or less and rated Aaa or Aa by Moody’s or AAA or AA by S&P. The value of fixed-income securities may fluctuate inversely in relation to the direction of interest rate changes.

(e)	Portfolio Turnover

A change in securities held by Environmental Opportunities Fund is known as “portfolio turnover” and almost always involves the payment by the Environmental Opportunities Fund of brokerage commissions or dealer markups and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Environmental Opportunities Fund and may affect taxes paid by shareholders to the extent taxable gains are distributed. Portfolio turnover is not a limiting factor with respect to investment decisions by Environmental Opportunities Fund.

SAI-18

The portfolio turnover for the Predecessor Fund for the fiscal year ended August 31, 2021 was 41%. The portfolio turnover for the Predecessor Fund for the fiscal year ended August 31, 2020 was 37%.

(f)	Description of Benchmark Indices.

The following is a description of the index against which Environmental Opportunities Fund measures its performance.

Environmental Opportunities Fund measures its performance against the MSCI World Index. The MSCI World Index (the “Index”) is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index. However, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. MSCI World Index is a registered trademarks or service marks of MSCI Inc. or its subsidiaries.

(g)	Diversification Policy

The 1940 Act requires each “management company,” such as Environmental Opportunities Fund, be classified as a “diversified company” or a “non-diversified company.” A “diversified company” is a management company that meets the following requirements: At least 75 percent of the value of its total assets is represented by (a) cash and cash items (including receivables), (b) government securities, (c) securities of other investment companies, and (d) other securities that are limited in respect of any one issuer to an amount (i) not greater in value than 5 percent of the value of the total assets of such management company and (ii) not more than 10 percent of the outstanding voting securities of such issuer. A “non-diversified company” is any management company other than a diversified company.

Environmental Opportunities Fund is classified as a diversified company. If Environmental Opportunities Fund sought to change its classification to a non-diversified company, the 1940 Act requires that that Environmental Opportunities Fund’s shareholders approve such reclassification.

SAI-19

INVESTMENT RESTRICTIONS OF THE ENVIRONMENTAL OPPORTUNITIES FUND

Fundamental Investment Restrictions.

Environmental Opportunities Fund has adopted certain fundamental investment restrictions, as listed below, which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Environmental Opportunities Fund. For this purpose, a majority of the outstanding shares of the Environmental Opportunities Fund means the vote of the lesser of:

1.	67 percent or more of the shares represented at a meeting, if the holders of more than 50 percent of the outstanding shares are present in person or by proxy, or

2.	More than 50 percent of the outstanding shares of the Environmental Opportunities Fund.

Environmental Opportunities Fund may not:

•	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300 percent for all borrowings of Environmental Opportunities Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5 percent of Environmental Opportunities Fund’s total assets at the time when the borrowing is made. This limitation does not preclude Environmental Opportunities Fund from entering into reverse repurchase transactions, provided that Environmental Opportunities Fund has an asset coverage of 300 percent for all borrowings and repurchase commitments of Environmental Opportunities Fund pursuant to reverse repurchase transactions.

•	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by Environmental Opportunities Fund , provided that Environmental Opportunities Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

•	Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), Environmental Opportunities Fund may be deemed an underwriter under certain federal securities laws.

•	Purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude Environmental Opportunities Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

•	Purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude Environmental Opportunities Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

•	Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

•	Invest 25 percent or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

SAI-20

The following statements are not part of the investment restriction.

In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate more than 25 percent of Environmental Opportunities Fund’s total assets. When identifying industries for purposes of its concentration policy, the Environmental Opportunities Fund will rely upon available industry classifications. The Environmental Opportunities Fund’s policy on concentration does not apply to investments in U.S. government securities.

“Invest,” as used in the investment restrictions above, means to purchase or otherwise acquire a financial instrument, or to sell or otherwise dispose of a financial instrument.

SAI-21

TRUSTEES AND OFFICERS OF THE TRUST; FUND GOVERNANCE

The tables below identify the current Trustees and officers of the Trust, their ages, their present positions with the Trust, terms of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held. Each Trustee and officer holds office for an indefinite term until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The mailing address of each of the Trustees and Officers of the Trust is 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

Trustees who are not Interested Persons of the Trust

The following individuals are Trustees of the Trust (each, a “Trustee”), but not “interested persons” of the Trust, as that term is defined in the 1940 Act.

NAME AND AGE	POSITION HELD WITH TRUST	TERM OF OFFICE/ LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS[1]	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Robert M. Armstrong (Born: March 1939)	Trustee	Indefinite Term (1985 to present)	Independent Director and Consultant Services (1998 – Present)	7	None

John M. Bulbrook (Born: July 1942)	Trustee	Indefinite Term (1985 to present)	CEO and Treasurer, John M. Bulbrook Insurance Agency, Inc. (d/b/a Bulbrook/Drislane Brokerage) (distributor of financial products, including insurance) (1984 – Present)	7	None

William H. Dunlap (Born: March 1951)	Trustee	Indefinite Term (October 2006 to present)	President, New Hampshire Historical Society, (Feb. 2010 – Present); Principal, William H. Dunlap & Company (consulting firm)(2005 – Present); Director, Merrimack County Savings Bank (2005 – Present); Trustee, New Hampshire Mutual Bancorp (2013 – Present)	7	None

Clinton S. Marshall (Born: May 1957)	Trustee	Indefinite Term (April 2003 to present)	Owner, Coastal CFO Solutions, outsource firm offering CFO solutions to businesses (1998 – Present); CFO, Fore River Company (2002 – Present)	7	None

SAI-22

Trustees and Officers who are Interested Persons of the Trust

The following individuals are Trustees or officers of the Trust who are “interested persons” of the Trust, as that term is defined in the 1940 Act.

NAME AND AGE	POSITION HELD WITH TRUST	TERM OF OFFICE/ LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS[1]	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE /OFFICER
Willard L. Umphrey (Born: July 1941)	Trustee, President, Chairman (1985 to present)	Indefinite Term (1985 to present)	Director, U.S. Boston Capital Corporation; President, Pear Tree Advisors, Inc.	7

U.S. Boston Corporation;

U.S. Boston Asset Management Corporation; Pear Tree Advisors, Inc.; Pear Tree Partners Management LLC; Unidine Corporation; USB Corporation; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation; Woundcheck Laboratories

Leon Okurowski (Born: December 1942)	Vice President, Treasurer (1985 to present)	(1985 to present)	Director and Vice President, U.S. Boston Capital Corporation; Treasurer, Pear Tree Advisors, Inc.	N/A

Everest USB Canadian Storage, Inc.; Pear Tree Advisors, Inc.;

U.S. Boston Corporation; U.S. Boston Asset Management Corporation; MedCool, Inc., USB Corporation; USB Everest Management, LLC; USB Everest Storage LLC; U.S. Boston Insurance Agency, Inc.;

U.S. Boston Capital Corporation; Woundcheck Laboratories

Deborah A. Kessinger (Born: May 1963)	Assistant Clerk and Chief Compliance Officer	(April 2005 to Present)

Senior Counsel (since 9/04), President (since 8/07) and Chief Compliance Officer (since 12/05), U.S. Boston Capital Corporation; Senior Counsel (since 9/2004) and Chief Compliance Officer (since 10/2006)

				N/A	None

SAI-23

NAME AND AGE	POSITION HELD WITH TRUST	TERM OF OFFICE/ LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS[1]	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE /OFFICER
Diane Hunt (Born: February 1962)	Assistant Treasurer	(June 2010 to Present)	Controller (Since 3/2010) Pear Tree Advisors, Inc.; Accountant (Since 1984) U.S. Boston Capital Corporation	N/A	None

Thomas Buckley (Born: April 1985)	Clerk	(July 2018 to Present)

Legal Product Manager, Pear Tree Advisors, Inc.; Compliance Officer, Cantella & Co., Inc. (2/2018 – 7/2018); Compliance and Operations Associate, Arthur W. Wood Company (6/2016–2/2018); Logistics Supervisor, Planet Eclipse LLC (1/2005 – 6/2016)

				N/A	None

John Hunt (Born: July 1958)	Assistant Clerk	(February 2016 to Present)	Partner, Sullivan & Worcester LLP (4/2016 to present); Partner, Nutter, McClennen & Fish LLP (6/2012 to 4/2016)	N/A	None

Notes:

(1)	The principal occupations of the Trustees and officers of the Trust for the last five years have been with the employers shown above, although in some cases they have held different positions with such employers.

(2)	Mr. Umphrey is an “interested person” (as defined in the 1940 Act) of the Trust. Mr. Umphrey has been determined to be an “Interested Trustee” by virtue of, among other things, his affiliation with the Manager and the Pear Tree Funds’ distributor, U.S. Boston Capital Corporation (“Distributor”).

Unless disclosed in a table above, no Trustee or officer of the Pear Tree Funds held during the past five years any directorship in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, or subject to the requirements of Section 15(d) of that act or any company registered as an investment company under the 1940 Act.

Leadership Structure, Qualifications and Responsibilities of the Trustees of the Trust

The Trustees of the Trust are responsible for the oversight of the business of the Trust. The Trustees meet periodically throughout the year to oversee the Pear Tree Funds’ activities, review contractual arrangements with companies that provide services to the Pear Tree Funds and review the Pear Tree Funds’ performance. The Trustees have the authority to take all actions necessary in connection with their oversight of the business affairs of the Trust, including, among other things, approving the investment objectives, policies and procedures for the Pear Tree Funds. The Trust enters into agreements with various entities to manage the day-to-day operations of the Pear Tree Funds, including the Manager and the Sub-Advisers, administrator, transfer agent, distributor and custodian. The Trustees are responsible for approving these service providers, approving the terms of their contracts with the Pear Tree Funds, and exercising general service provider oversight. The Trustees have engaged the Manager to manage each Pear Tree Fund on a day-to-day basis subject to their oversight.

SAI-24

Leadership Structure and the Board of Trustees.

The Trust currently has five Trustees, including four Trustees who are not “interested persons” of any Pear Tree Fund, as that term is defined in the 1940 Act (each, an “Independent Trustee”). The other Trustee is affiliated with each of the Manager and the Distributor.

The Trustees have appointed Mr. Umphrey to serve in the role of Chairman. Mr. Umphrey is the President of the Manager and a director of the Distributor. The Independent Trustees have designated Mr. Bulbrook as the Lead Independent Trustee. The Lead Independent Trustee participates in the preparation of agendas for the Trustees’ meetings. The Lead Independent Trustee also acts as a liaison between meetings with the Trust’s officers, other Trustees, the Manager, other service providers and counsel to the Independent Trustees. The Lead Independent Trustee may also perform such other functions as may be requested by the other Independent Trustees from time to time. The Trustees have determined that the Trustees’ leadership and committee structure is appropriate because it provides a structure for the Trustees to work effectively with management and service providers and facilitates the exercise of the Trustees’ independent judgment. The Trustees’ leadership structure permits important roles for the President of the Manager, who serves as Chairman of the Trust and oversees the Manager’s day-to-day management of the Pear Tree Funds, and the Independent Trustees, through the designation of a Lead Independent Trustee and the participation of the other Independent Trustees. In addition, the Audit Committee, the sole Committee of the Trustees, provides for: (a) effective oversight of accounting and financial reporting responsibilities, and (b) the ability to meet independently with independent counsel and outside the presence of management on governance and related issues. Except for any duties specified herein or pursuant to the Trust’s Second Amended and Restated Declaration of Trust or By-laws, the designation of Chairman or Lead Independent Trustee does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as Trustee generally. The Trustees conduct an annual evaluation of the performance of the Trustees, including the effectiveness of (i) the Audit Committee and the structure of having a single committee, (ii) the Trustees’ oversight of the Pear Tree Funds, and (iii) the Trustees’ development and implementation of governance policies. The leadership structure of the Trustees may be changed, at any time and in the discretion of the Trustees, including in response to changes in circumstances or the characteristics of the Pear Tree Funds.

Oversight of Risk.

The Trustees oversee risk as part of their general oversight of the Pear Tree Funds. The Pear Tree Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks. The Pear Tree Funds’ officers, the Manager, the Distributor and other Fund service providers perform risk management as part of the day-to-day operations of the Pear Tree Funds. The Trustees recognize that it is not possible to identify all risks that may affect the Pear Tree Funds, and that it is not possible to develop processes or controls to eliminate all risks and their possible effects. Risk oversight is addressed as part of various Trustee and Audit Committee activities, including the following: (a) at regular Trustees’ meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Pear Tree Funds; (b) reviewing the compliance policies and procedures of the Trust (including the Pear Tree Funds), the Manager and the Sub-Advisers; (c) meeting with investment personnel to review investment strategies, techniques and the processes used to manage related risks; (d) receiving and reviewing reports regarding key service providers; (e) receiving reports from the Chief Compliance Officer of the Pear Tree Funds and other senior officers of the Trust and the Manager regarding compliance matters affecting the Trust (including the Pear Tree Funds) and their service providers; and (f) meeting with the Manager’s personnel to discuss risks related to the Pear Tree Funds’ investments. The Trustees may, at any time and in their discretion, change the manner in which they conduct their risk oversight role.

The Trustees have one standing committee, an Audit Committee, as described below:

Audit Committee.

The purpose of the Audit Committee is to oversee generally the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; to oversee generally the quality and objectivity of financial statements and the independent audit thereof; recommend to the Trustees the appointment and/or replacement of the independent registered public accounting firm (the “Auditor”) for the Trust; and to act as a liaison between the Auditor and all of the Trustees. The Audit Committee comprises all of the Independent Trustees. Mr. Marshall is the Chairman of the Audit Committee. In performing its oversight function the Audit Committee has, among other things, specific power and responsibility to: (a) oversee the Trust’s accounting and financial reporting policies and practices, internal control over the Trust’s financial reporting and, as appropriate, the internal control over financial reporting of service providers; (b) oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; (c) approve the terms of the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (d) act as a liaison between the Auditor and the Trustees.

SAI-25

The Audit Committee also acts as a nominating committee, as necessary from time to time, to identify, interview and recommend to all of the Trustees candidates for consideration as nominees to serve as Independent Trustees. Neither the Audit Committee nor the Trust has adopted procedures for shareholders to submit recommendations for nomination as a Trustee.

The Audit Committee meets as often as necessary or appropriate to discharge its functions, and it will meet at least once annually. During the fiscal year ended August 31, 2021, the Audit Committee did not meet with respect to the Environmental Opportunities Fund as it had not yet begun operations.

Trustees’ Qualifications and Experience.

The governing documents for the Trust do not set forth any specific qualifications that a person must meet in order to serve as a Trustee. As noted above, a majority of the Trustees are Independent Trustees. Among the attributes and skills common to all Trustees are the ability to review, evaluate and discuss information and proposals provided to them regarding the Pear Tree Funds, the ability to interact effectively with the Manager and other service providers, and the ability to exercise independent business judgment. Each Trustee’s ability to perform his duties effectively has been attained through: (a) the individual’s business and professional experience and accomplishments; (b) the individual’s experience working with the other Trustees and management; (c) the individual’s prior experience serving in executive positions and/or on the boards of other companies and organizations; and (d) the individual’s educational background, professional training, and/or other experiences. Generally, no one factor is decisive in determining that an individual should serve as a Trustee. Set forth below is a brief description of the specific experience of each Trustee. Additional details regarding the background of each Trustee are included in the chart earlier in this section.

Robert M. Armstrong. Mr. Armstrong has served as a Trustee since 1985. Mr. Armstrong has more than 30 years of business experience in the real estate and consulting areas, including serving as a chief financial officer. Mr. Armstrong has also served on the board of a public company.

John M. Bulbrook. Mr. Bulbrook has served as a Trustee since 1985. He serves as the current Lead Independent Trustee. Mr. Bulbrook has more than 30 years of experience in the insurance and risk management industry, including serving as chief executive officer of a distributor of insurance products.

William H. Dunlap. Mr. Dunlap has served as a Trustee since 2006. Mr. Dunlap has more than 30 years of experience in consumer sales, consulting and non-profit management, including senior management experience. Mr. Dunlap also serves on the board of directors of a bank holding company and its savings bank subsidiary.

Clinton S. Marshall. Mr. Marshall has served as a Trustee since 2003. He currently serves as the Chairman of the Audit Committee. Mr. Marshall has over 30 years of business and financial experience, including time as Chief Financial Officer. Through his company Mr. Marshall serves as the chief financial officer and in other financial capacities for a number of startup and more established businesses throughout northern New England. Additionally, Mr. Marshall has also served on the board of directors of other corporations.

Willard L. Umphrey. Mr. Umphrey has served as a Trustee since 1985. He is the President of the Manager and a director of the Distributor.

Trustee Compensation

The Pear Tree Funds currently pay each Independent Trustee an annual retainer in the amount of $42,500. Additionally, the Pear Tree Funds pay each of the Lead Independent Trustee and the Chairperson of the Audit Committee an additional annual retainer in the amount of $3,000. The pro rata share of such compensation paid by the Environmental Opportunities Fund is based on Environmental Opportunities Fund ’s average net assets as a percentage of the average net assets of all of the Pear Tree Funds.

SAI-26

COMPENSATION TABLE*

for the fiscal year ended August 31, 2021

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex Paid to Trustee
Robert M. Armstrong	$42,500	N/A	N/A	$42,500
John M. Bulbrook	$45,500	N/A	N/A	$45,500
William H. Dunlap	$42,500	N/A	N/A	$42,500
Clinton S. Marshall	$45,500	N/A	N/A	$45,500

•	No compensation was paid by the Environmental Opportunities Fund as it had not yet begun operations.

The Second Amended and Restated Agreement and Declaration of Trust of the Trust provides that the Pear Tree Funds will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Pear Tree Funds, except if it is determined in the manner specified in the Second Amended and Restated Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Pear Tree Funds, at their expense, will provide liability insurance for the benefit of their Trustees and officers.

TRUSTEE SHARE OWNERSHIP TABLE

At December 31, 2020, the Trustees did not own shares of the Environmental Opportunities Fund as it had not begun operations.

PRINCIPAL SHAREHOLDERS

As of December 15, 2021, each of the following persons owned 5 percent or more of a class of shares of Environmental Opportunities Fund. Beneficial owners of 25 percent or more of any class of shares of Environmental Opportunities Fund are presumed to be in control of that Pear Tree Fund’s class of shares for the purposes of voting on certain matters submitted to Environmental Opportunities Fund’s shareholders.

Pear Tree Essex Environmental Opportunities Fund	Name and Address	% Of Outstanding Ordinary Shares
	Ellise S. Rose 433 E 51st Street, PH A New York, NY 10022	16.60%

	David H. Wegman 7 Camden Pl Cambridge, MA 02138	12.20%

	John A. Hirst 440 Feedrock Rd Brevard, NC 28712	10.26%

	Arthur Fertman 9 Oxford Street Winchester, MA 01890	10.13%

	J. David Cooper 902 Von Phister Street Key West, FL 33040	9.12%

	Lexington Medical 9290 E Thompson Peak Pkwy Unit 408 Scottsdale, AZ 85255-4514	6.12%

	Doris O. Wong 406 Paradise Road Swampscott, MA 01907	5.98%

		% Of Outstanding Institutional Shares
	Charles Schwab & Co Inc For the Exclusive Benefit of Customers 100 Montgomery Street San Francisco, CA 94104	62.80%

	Joseph C. McNay 206 Chestnut Hill Road Newton, MA 02467	14.17%

	SEI Private Trust Company Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	11.01%

	Northern Trust Co. 50 S. LaSalle Street Chicago, IL 60675	5.65%

		% Of Outstanding R6 Shares
	Leon Okurowski 294 Elm Street Concord, MA 01742	50.17%

	Willard L. Umphrey 55 Old Bedford Road Lincoln, MA 01773	44.43%

SAI-27

THE MANAGER AND THE SUB-ADVISER

The Manager

The Manager is an affiliate of U.S. Boston Capital Corporation, the Environmental Opportunities Fund’s Distributor, which is a wholly owned subsidiary of U.S. Boston Corporation. Willard L. Umphrey, CFA, President and Trustee of the Trust, Leon Okurowski, Treasurer of the Trust, individually and jointly with their spouses, together own 100 percent of the Manager’s outstanding voting securities. Messrs. Umphrey and Okurowski also are affiliates of U.S. Boston Capital Corporation.

The Management Contract

Under the terms of the management agreement (the “Management Contract”), the Manager may, subject to the approval of the Trustees, manage Environmental Opportunities Fund itself or select a sub-adviser to manage the Fund. In the latter case, the Manager monitors the Sub-Adviser’s investment program and results, reviews brokerage matters, oversees compliance by the Environmental Opportunities Fund with various federal and state statutes and the Environmental Opportunities Fund’s own investment objectives, policies, and restrictions and carries out the directives of the Trustees. In each case, the Manager also provides the Environmental Opportunities Fund with office space, office equipment, and personnel necessary to operate and administer the Environmental Opportunities Fund’s business, and it provides general management and administrative services to the Environmental Opportunities Fund, including overall supervisory responsibility for the management and investment of the Environmental Opportunities Fund’s securities portfolios and for the provision of services by third parties such as the Environmental Opportunities Fund’s custodian.

After its initial two-year term, the Management Contract continues in force from year to year, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Manager or the Environmental Opportunities Fund, and by (ii) either the majority vote of all the Trustees or the vote of a majority of the outstanding voting securities of Environmental Opportunities Fund. The Management Contract automatically terminates on assignment and is terminable on 60 days’ written notice by either party.

In addition to the management fee, the Environmental Opportunities Fund pays all expenses not assumed by the Manager, including, without limitation, fees and expenses of the Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying the Trust and shares of the Environmental Opportunities Fund for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Environmental Opportunities Fund’s shares, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing Prospectuses and proxies to existing shareholders, and their proportionate share of insurance premiums and professional association dues or assessments.

Pear Tree Fund expenses generally are allocated among and charged to the assets of the respective the Pear Tree Funds, and then further allocated between the classes thereof in accordance with the Pear Tree Funds’ Multi-class Plan pursuant to Rule 18f-3 under the 1940 Act (the “18f-3 Plan”). Allocations for most expenses are based on the relative net assets of each Pear Tree Fund and each class. Certain expenses attributable to a specific Pear Tree Fund or a specific class of Environmental Opportunities Fund are allocated to that Pear Tree Fund and class. In addition, the Trustees approve fee waivers and expense reimbursements for certain costs associated with providing regulatory and compliance services to the Pear Tree Funds. The Pear Tree Funds are also responsible for such non-recurring expenses as may arise, including litigation in which the Pear Tree Funds may be a party, and other expenses as determined by the Trustees. The Pear Tree Funds may have an obligation to indemnify their officers and Trustees with respect to such litigation.

The Pear Tree Funds and the Manager have received an exemptive order from the SEC that permits the Manager, subject to certain conditions, to enter into or amend an agreement with a Sub-Adviser (an “Advisory Contract”) without obtaining shareholder approval. With Trustee approval, the Manager may employ a new Sub-Adviser for Environmental Opportunities Fund, change the terms of the Advisory Contracts, or enter into new Advisory Contracts with an unaffiliated Sub-Adviser. The Manager retains ultimate responsibility to oversee the Sub-Advisers and to recommend their hiring, termination, and replacement. Shareholders of Environmental Opportunities Fund continue to have the right to terminate the Advisory Contract applicable to Environmental Opportunities Fund at any time by a vote of the majority of the outstanding voting securities of the Environmental Opportunities Fund. Shareholders will be notified of any Sub-Adviser changes or other material amendments to an Advisory Contract that occurs under these arrangements.

SAI-28

Prior to September 1, 2021, Essex Investment Management, LLC (“Essex” or the “Sub-Adviser”) served as investment adviser to the Predecessor Fund. For its advisory services, Essex was paid a fee at the annual rate of 0.75% of the average daily net assets of the Predecessor Fund. Essex had contractually agreed to waive its management fee and/or to reimburse certain operating expenses, but only to the extent necessary so that the Predecessor Fund’s total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Predecessor Fund’s business, do not exceed 0.99% of the Predecessor Fund’s average daily net assets. Each waiver/expense payment by Essex to the Predecessor Fund is subject to recoupment by Essex from the Environmental Opportunities Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of August 31, 2021, Essex may seek recoupment from the Environmental Opportunities Fund of investment advisory fees waived and expenses reimbursed in the amounts of, $189,034 no later than August 31, 2022, $195,335 no later than August 31, 2023, and $145,592 no later than August 31, 2024.

The following table sets forth the advisory fees paid by the Predecessor Fund to Essex during the last three fiscal years.

Fiscal Year Ended	Advisory Fees Accrued	Expenses Reimbursed and/or Fees Waived	Net Advisory Fees Paid
August 31, 2019	$48,208	$(189,034)	$0
August 31, 2020	$103,146	$(195,335)	$0
August 31, 2021	$25,291	$(145,592)	$0

As compensation for services rendered, the Environmental Opportunities Fund pays the Manager a monthly management fee at the annual rate of 0.90 percent of the average daily net assets.

A discussion regarding the basis for the Trustees’ approval of the Management Contract and the Advisory Contract relating to Environmental Opportunities Fund will be included in the Pear Tree Fund’s semi-annual report to shareholders for the period ended September 30. You can request the Pear Tree Fund’s most recent annual and semi-annual reports free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting Environmental Opportunities Fund representative at 1-800-326-2151. The reports are also available, free of charge, on www.peartreefunds.com.

Fee Waivers/Expense Limitations.

The Manager has contractually agreed until August 31, 2022 to reimburse such portion of the expenses of the Fund attributable to Ordinary Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to Ordinary Shares, Institutional Shares and R6 Shares, excluding AFFE and extraordinary expenses, is not greater than 1.24 percent of the Fund’s net assets attributable to Ordinary Shares, 0.99 percent of the Fund’s net assets attributable to Institutional Shares, and 0.95 percent of the Fund’s net assets attributable to R6 Shares.

SAI-29

Recoupment

The Manager has the right to recoup from the Fund amounts up to the aggregate amount that the Sub-Adviser had waived or reimbursed Essex Environmental Opportunities Fund, the predecessor fund prior to its reorganization with and into the Fund, under an agreement with that fund for the three-year period after the date of any particular fee waiver or expense reimbursement. The Manager has assigned its right to receive those recouped amounts to the Sub-Adviser. All rights to recoupment of any specific amount shall expire three years after the date that the amount was originally waived or reimbursed by the Sub-Adviser. The total which may be available for recoupment is approximately $529,961. No amounts may be recouped if, as a result of recoupment, Fund expenses would be the lesser of the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Neither the Manager nor the Sub-Adviser has the right to recoup the amount of expenses paid or waivers made by the Manager in excess of the aggregate amount waived or reimbursed to the predecessor fund by the Sub-Adviser. This expense reimbursement or fee waiver agreement only may be terminated with the consent of the Trustees.

The Sub-Adviser

Pear Tree Essex Environmental Opportunities Fund

Essex Investment Management Company, LLC, located at 125 High Street, 18th Floor, Boston, MA 02110. The Adviser is controlled by Joseph C. McNay, Managing Member and Chairman of the Sub-Adviser.

Advisory Contracts

The Manager has an Advisory Contract relating to Environmental Opportunities Fund with the Sub-Adviser. Pursuant to the Advisory Contract, the Sub-Adviser to the Environmental Opportunities Fund furnishes an investment program for the Fund, makes investment decisions on behalf of the Environmental Opportunities Fund, places all orders for the purchase and sale of portfolio investments for the Environmental Opportunities Fund’s account with brokers or dealers selected by such Sub-Adviser and may perform certain limited, related administrative functions in connection therewith.

The Advisory Contract provides that it will continue in force for two years from its date, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Sub-Adviser, the Manager or the Environmental Opportunities Fund, and by (ii) either the majority vote of all of the Trustees or the vote of a majority of the outstanding voting securities of the Environmental Opportunities Fund. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Environmental Opportunities Fund, or by the Manager on not less than 30 days’ written notice or more than 60 days’ written notice or by the Sub-Adviser on not less than 30 days’ or more than 60 days’ written notice. The Advisory Contract may be amended without a vote of the shareholders of the Environmental Opportunities Fund. The Advisory Contract also terminates without payment of any penalty in the event of its assignment and in the event that for any reason the Management Contract between the Trust and the Manager terminates generally or terminates with respect to Environmental Opportunities Fund.

The Advisory Contract provides that the Sub-Adviser shall not be subject to any liability to the Environmental Opportunities Fund or to the Manager or to any shareholder of the Environmental Opportunities Fund for any act or omission in the course of or connected with the rendering of services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Sub-Adviser.

For services rendered, the Manager pays to the Sub-Adviser of the Environmental Opportunities Fund a fee based on a percentage of the average daily total net assets of the Environmental Opportunities Fund.

Currently, the contractually stated fees to be paid by the Manager to the Sub-Adviser is as follows:

Advisory Fee Rates
Pear Tree Essex Environmental Opportunities Fund	0.38%

SAI-30

Portfolio Managers

As of August 31, 2021, the Portfolio Managers were also responsible for the management of the following types of other accounts in addition to the Predecessor Fund:

William H. Page
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	7	$12.3	0	$0

Robert J. Uek
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	7	$12.3	0	$0

SAI-31

As of August 31, 2021, the Portfolio Managers’ ownership of the Predecessor Fund was as follows:

Portfolio Manager	Dollar Range of Fund Shares
William H. Page	$100,001 - $500,000
Robert J. Uek	$10,001 - $50,000

8

Conflicts of Interest

It is possible that conflicts of interest may arise in connection with a portfolio managers’ management of the Environmental Opportunities Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Environmental Opportunities Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Environmental Opportunities Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Environmental Opportunities Fund. In some cases, another account managed by a portfolio manager may compensate the investment sub-adviser based on the performance of the securities held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

SAI-32

Sub-Adviser Compensation Structure and Method Used to Determine Compensation

The Sub-Adviser’s yearly investment performance drives the Portfolio Managers’ incentive portion (“bonus”) of their compensation package. The Portfolio Managers’ bonus is based on their respective portfolios’ absolute, relative, and risk-adjusted performance over a one- and three-year time period. 75% of the evaluation is based on the pre-tax performance of the portfolios and 25% is based on teamwork, communication, and other subjective criteria.

As an added retention mechanism, the Sub-Adviser also offers ownership to both existing and prospective employees. The Sub-Adviser envisions granting ownership as an additional incentive to the employees who contribute greatest to the firm’s future success.

Finally, the Sub-Adviser is committed to using a fundamental team approach and culture that encourages continuity among its investment professionals and makes a conscious effort to reward its team members accordingly.

The Portfolio Managers may also carry on investment activities for their own account(s) and/or the accounts of immediate family members.

DISTRIBUTOR AND DISTRIBUTION PLAN

Distributor

U.S. Boston Capital Corporation, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773 (“Distributor”), a Massachusetts corporation organized April 23, 1970, is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is an affiliate of the Manager by virtue of being under common ownership with the Manager. The Distributor acts as the principal distributor of the Pear Tree Funds’ shares pursuant to a written agreement (“Distribution Agreement”). Under the Distribution Agreement, the Distributor is not obligated to sell any specific number of shares of the Pear Tree Funds and will purchase shares for resale only against orders for shares. The Distribution Agreement requires the Distributor to use its best efforts to secure purchasers for shares of the Pear Tree Funds.

Distribution Plan

Environmental Opportunities Fund has adopted a distribution plan (the “12b-1 Plan”) on behalf of its Ordinary Shares pursuant to Rule 12b-1 under the 1940 Act to pay for the marketing and distribution of the Environmental Opportunities Fund’s Ordinary Shares including all expenses of preparing, printing and distributing advertising and sales literature and for services provided to shareholders of the Environmental Opportunities Fund’s Ordinary shares. The fee is not directly tied to the Distributor’s expenses. If expenses exceed the Distributor’s fees, the Environmental Opportunities Fund is not required to reimburse the Distributor for excess expenses; if the Distributor’s fees exceed the expenses of distribution, the Distributor may realize a profit.

Environmental Opportunities Fund pays the Distributor a monthly fee at the annual rate of 0.25 percent of the average daily net asset value of the Environmental Opportunities Fund’s Ordinary Shares held in shareholder accounts opened during the period the 12b-1 Plan is in effect, as determined at the close of each business day during the month.

Rule 12b-1 provides that any payments made by an investment company to a distributor must be made pursuant to a written plan describing all material aspects of the proposed financing of distributions and that all agreements with any person relating to implementation of the 12b-1 Plan must be in writing. Continuance of the 12b-1 Plan and the Distribution Agreement is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not “interested persons” of the Environmental Opportunities Fund and have no direct or indirect financial interest in the operation of the plan or related agreements (“Qualified Trustees”), cast in person at a meeting called for the purpose. The 12b-1 Plan may be terminated as to Environmental Opportunities Fund by the vote of a majority of the Qualified Trustees, or by the vote of a majority of the outstanding voting securities of the Environmental Opportunities Fund. All material amendments to the 12b-1 Plan as they relate to Environmental Opportunities Fund must be approved by the Qualified Trustees and any amendment to increase materially the amount to be spent pursuant to the 12b-1 Plan must be approved by the vote of a majority of the outstanding voting securities of the Environmental Opportunities Fund. The Trustees review quarterly a written report of the amounts so expended and the purposes for which such expenditures were made. The 12b-1 Plans also terminate automatically upon assignment.

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The Environmental Opportunities Fund is new and, therefore, has paid no 12b-1 fees. For the fiscal year ended August 31, 2021, the Predecessor Fund accrued $306 in expenses under its 12b-1 Plan.

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Marketing and Intermediary Support Payments/Revenue Sharing Arrangements.

In addition to payments made by the Pear Tree Funds to the Distributor under the 12b-1 Plan, to support distribution and servicing efforts, the Manager may make payments to certain intermediaries or their affiliates, including the Distributor out of its own assets and not the Pear Tree Funds’ assets.

In this regard, the Manager currently pays the Distributor a monthly fee at the annual rate of up to (a) 0.30 percent of the average net asset value of Institutional Shares and R6 Shares of the Pear Tree Funds held by shareholder accounts for which certain employee sales agents of the Distributor are named as broker-of-record, and (b) 0.25 percent of the average net asset value of Ordinary Shares of the Pear Tree Funds held by shareholder accounts for which certain employee sales agents of the Distributor are named as broker-of-record. In addition, the Manager may pay, as needed, additional amounts to support distribution and servicing efforts.

The Manager also maintains the discretion to pay fees out of its own assets to unaffiliated brokers in excess of the amount paid out to such brokers by the Distributor pursuant to the 12b-1 Plan as a condition of such unaffiliated brokers agreeing to sell shares of the Pear Tree Funds. In this regard, the Manager has established arrangements for the Pear Tree Funds to be included on platforms or “supermarkets” sponsored by a number of unaffiliated brokers. Participation in these systems generally involves fixed set-up fees and ongoing fees based upon the higher of either a percentage of assets (up to 0.40 percent under certain current arrangements) in the subject Pear Tree Fund(s) maintained through the platform or a flat fee. Such fees are first paid out of fees received by the Distributor pursuant to the 12b-1 Plan, to the extent applicable to a class of the Pear Tree Funds, and any remainder is paid by the Manager out of its own assets (and not the Pear Tree Funds’ assets).

The Manager and the Distributor (“Pear Tree Affiliates”) make these payments from their own resources (and not out of the assets of the Pear Tree Funds), which include resources that derive from compensation for providing services to the Pear Tree Funds. Such additional payments are not reflected in and do not change the expenses paid by investors for the purchase of a share of the Pear Tree Funds as set forth in the “Fees and Expenses” table in the Prospectus. These additional payments are described below. The Pear Tree Funds, the Manager and the Sub-Advisers do not consider an intermediary’s sales of Pear Tree Fund shares as a factor when choosing brokers or dealers to effect portfolio transactions for the Pear Tree Funds.

No dealer compensation is paid from fund assets on sales of R6 Shares. R6 Shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the Distributor’s efforts to promote the sale of Pear Tree Fund shares. Neither the Manager nor its affiliates make any type of administrative or service payments in connection with investments in R6 Shares.

A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pear Tree Funds over other mutual funds or cooperate with the Distributor’s promotional efforts. The receipt of additional compensation for Pear Tree Affiliates may be an important consideration in a financial intermediary’s willingness to support the sale of Pear Tree Fund shares through the financial intermediary’s distribution system. Pear Tree Affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries. In certain cases, these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the Prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pear Tree Affiliates do. To the extent financial intermediaries sell more shares of the Pear Tree Funds or retain shares of the Pear Tree Funds in their clients’ accounts, Pear Tree Affiliates benefit from the incremental management and other fees paid to Pear Tree Affiliates by the Pear Tree Funds with respect to those assets.

Administrative and Processing Support Payments.

Pear Tree Affiliates also may make payments to certain financial intermediaries that sell Pear Tree Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the Pear Tree Funds do not pay for these costs directly. Pear Tree Affiliates also may make payments to certain financial intermediaries that sell Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pear Tree Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

SAI-35

The same financial intermediary may receive payments under more than one arrangement described herein. Many financial intermediaries that sell shares of the Pear Tree Fund receive one or more types of these payments. A Pear Tree Affiliate negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly.

As of August  31, 2021, the Manager anticipates that the following financial intermediaries or their affiliates may receive revenue sharing payments as described in the Prospectus and this SAI:

Ascensus/EFC Financial Services

Benefit Plans Administrative Services

BMO Harris Bank

Charles Schwab & Co., Inc.

Edward Jones

Fidelity Institutional Operations Co

GWFS Equities, Inc.

Goldman, Sachs & Co John Hancock

J.P. Morgan

LPL Financial LLC Merrill Lynch

Morgan Stanley Smith Barney

MSCS Financial Services

National Financial Services LLC

Nationwide Financial Services

Pershing LLC

Raymond James Assoc.

Reliance Trust Company

T Rowe Price

TD Ameritrade

TD Ameritrade Trust Company

Trust Company of America/TC Advisors Network

UBS Financial Services

U.S. Bank N.A.

Vanguard Brokerage Services

Vanguard Retirement Services

Voya Retirement Insurance and Annuity Company

Please contact your financial intermediary for details about any payment it receives from Pear Tree Affiliates or the Pear Tree Funds, as well as about fees and/or commissions it charges.

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OTHER SERVICE PROVIDERS TO THE PEAR TREE FUNDS

Custodian

UMB Bank n.a. (the “Custodian”) is the custodian of the Pear Tree Funds’ securities and cash. The Custodian is not affiliated with the Manager. The Custodian’s responsibilities include safekeeping and controlling the Pear Tree Funds’ cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Pear Tree Funds’ investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of each Pear Tree Fund. The Custodian does not determine the investment policies of any Pear Tree Fund or decide which securities Environmental Opportunities Fund will buy or sell. The Pear Tree Funds may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. Custodial services are performed at the Custodian’s office at 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106.

Co-Administrators

Pear Tree Advisors, Inc. (the “PT CO-Administrator”) serves as a co-administrator to the Pear Tree Funds and provides certain administrative services to the Pear Tree Funds under an Administration Agreement. Pursuant to the Administration Agreement, each Pear Tree Fund shall pay to the PT CO-Administrator an annual fee of 0.03% of net assets for which the manager acts as a co-administrator. Fund administration services are performed at the PO CO-Administrator’s offices at 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

UMB Fund Services, Inc. (the “UMB CO-Administrator”) also serves as a co-administrator to the Pear Tree Funds and provides certain other administrative services to the Pear Tree Funds pursuant to an agreement. The UMB CO-Administrator is not affiliated with the Manager. Fund administration services are performed at the UMB CO-Administrator’s offices at 235 West Galena Street, Milwaukee, Wisconsin 53212.

Transfer Agent

Pear Tree Institutional Services (“Transfer Agent”), a division of the Manager, is the transfer agent and dividend disbursing agent for each Pear Tree Fund. Account balances and other shareholder inquiries can be directed to the Transfer Agent at 800-326-2151. The Transfer Agent receives a base fee of 0.16 percent of average total net asset value of each class of shares of each Pear Tree Fund, other than R6 Shares. With respect to R6 Shares, the Transfer Agent receives a base fee of 0.01 percent of average total net asset value of Environmental Opportunities Fund attributable to R6 Shares. The Transfer Agent is also reimbursed for out of pocket expenses and for other services approved by the Trustees.

All mutual fund transfer, dividend disbursing, and shareholder services activities are performed at the offices of the Transfer Agent, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773. In certain instances, other intermediaries may perform some or all of the transaction processing, recordkeeping or shareholder services which would otherwise be provided by Transfer Agent. The Transfer Agent or its affiliates may make payments, out of their own assets, to intermediaries, including those that sell shares of each Pear Tree Fund, for transaction processing, recordkeeping or shareholder services (up to 0.25 percent under certain current arrangements).

For example, Pear Tree Fund shares may be owned by certain intermediaries for the benefit of their customers. Because the Transfer Agent often does not maintain Pear Tree Fund accounts for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries. In addition, retirement plans may hold Fund shares in the name of the plan, rather than in the name of the participant. Plan record keepers, who may have affiliated financial intermediaries who sell shares of the Pear Tree Funds, may, at the discretion of a retirement plan’s named fiduciary or administrator, be paid for providing services that would otherwise have been performed by the Transfer Agent or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments may also be made to offset charges for certain services such as plan participant communications, provided by the Transfer Agent or an affiliate or by an unaffiliated third party.

Further, subject to the approval of the Trustees, the Transfer Agent or the Pear Tree Funds may from time to time appoint a sub-transfer agent for the receipt of purchase and sale orders and funds from certain investors.

SAI-37

Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acted as the Predecessor Fund’s transfer agent, fund accountant, and administrator. For its transfer agency, fund accounting, and administrative services Ultimus received the following fees from the Predecessor Fund during the period shown:

Fiscal Year Ended	Fund Accounting	Administration Fees	Transfer Agency Fees
August 31, 2019	$41,641	$27,000	$22,000
August 31, 2020	$43,275	$30,000	$24,000
August 31, 2021	$47,312	$48,771	$25,319

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Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, is the independent registered public accounting firm for each Pear Tree Fund. The independent registered public accounting firm conducts an annual audit of the Pear Tree Funds’ financial statements, assists in the preparation of federal and state income tax returns and consults with the Pear Tree Funds as to matters of accounting and federal and state income taxation.

Counsel to the Independent Trustees and the Funds

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as counsel to Pear Tree Funds and the Independent Trustees.

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PORTFOLIO TRANSACTIONS

Investment Decisions.

Investment decisions for each Pear Tree Fund are made by the Manager or the Sub-Adviser to such Fund with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, allocated between such clients in a manner designed to be equitable to each, taking into account among other things the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services.

Transactions on stock exchanges and other agency transactions involve the payment by Environmental Opportunities Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by Environmental Opportunities Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

All orders for the purchase and sale of portfolio securities for each Pear Tree Fund are placed, and securities for the Pear Tree Fund bought and sold, through a number of brokers and dealers. In so doing, the Manager or Sub-Adviser for the Pear Tree Fund uses its best efforts to obtain for the Pear Tree Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Manager or Sub-Adviser, having in mind the Pear Tree Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been common practice in the investment advisory business for sub-advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such sub-advisers. Consistent with this practice, each Sub-Adviser and the Manager may receive research, statistical and quotation services from certain broker-dealers with which the Manager or Sub-Adviser place Environmental Opportunities Fund’s portfolio transactions. These services, which in some instances may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to a Sub-Adviser or the Manager in advising various of their clients (including the Pear Tree Fund), although not all of these services are necessarily useful and of value in advising the Pear Tree Fund. The fees paid to the Sub-Adviser by the Manager or paid to the Manager by the Pear Tree Fund are not reduced because the Sub-Advisers or the Manager receive such services.

As permitted by Section 28(e) of the 1934 Act, and by each Advisory Contract, the Manager or Sub-Advisers may cause the Pear Tree Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in that 1940 Act) to the Manager or Sub-Advisers an amount of disclosed commission for effecting a securities transaction for the Pear Tree Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Manager’s or Sub-Advisers’ authority to cause Environmental Opportunities Fund to pay any such greater commissions is subject to such written policies as the Trustees may adopt from time to time.

Consistent with the Conduct Rules of FINRA and with the requirements of Rule 12(b)-1(h)(1) of the 1940 Act, and, subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Manager or Sub-Advisers may use broker-dealers who sell shares of the Pear Tree Funds to execute portfolio transactions for the Pear Tree Funds.

SAI-40

Pursuant to conditions set forth in rules of the SEC, the Pear Tree Funds may purchase securities from an underwriting syndicate of which U.S. Boston Capital Corporation is a member (but not from U. S. Boston Capital Corporation itself). The conditions relate to the price and amount of the securities purchased, the commission or spread paid, and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Trustees, particularly those Trustees who are not “interested persons” of the Pear Tree Fund.

The following table provides information regarding brokerage commissions paid by the Predecessor Fund during the fiscal periods indicated.

Fiscal Year Ended	Brokerage Commissions Paid
August 31, 2019	$13,303
August 31, 2020	$37,687
August 31, 2021	$92,796

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted, on behalf of the Pear Tree Funds, policies and procedures relating to disclosure of the Pear Tree Funds’ portfolio securities. These policies and procedures are designed to protect the confidentiality of each Pear Tree Fund’s portfolio holdings and to prevent the selective disclosure of such information by providing a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.

Confidential Dissemination to Outside Parties

•	The Manager or a Sub-Adviser may disclose the Pear Tree Funds’ portfolio holdings information to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC only if an Authorized Person (as defined below) determines that:

°	there is a legitimate business purpose for the disclosure; and

°	the recipient is subject to a confidentiality agreement or a duty not to trade on or disclose the nonpublic information.

•	A legitimate business purpose includes disseminating or providing access to portfolio information to:

°	the Trust’s service providers (e.g., custodian, counsel, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust;

°	a newly hired sub-adviser prior to the sub-adviser commencing its duties;

°	the sub-adviser of Environmental Opportunities Fund that will be the surviving Pear Tree Fund in a merger; and

°	firms that provide pricing services, proxy voting services and research and trading services.

•	The confidentiality agreement must contain the following provisions:

°	The Pear Tree Fund’s portfolio information is the confidential property of the Pear Tree Fund and may not be used for any purpose except in connection with the provision of services to the Pear Tree Fund;

°	The information may not be traded upon; and

°	The recipient agrees to limit access to the information to its employees and agents who shall be subject to a duty to keep and treat such information as confidential.

SAI-41

Currently, arrangements are in place to make available portfolio holdings information to the following Service Providers.

Name of Entity	Type of Service	Frequency	Lag Time
UMB Bank, n.a.	Custodian, Pricing Agent	Daily	None
Tait, Weller & Baker LLP	Audit	As needed	None
Sullivan & Worcester LLP	Legal	As needed	None
ISS Governance	Proxy Voting	Daily	None
Advent	Portfolio Reconciliation	Daily	None
Electra	Portfolio Reconciliation	Daily	None
Omgeo Tradesuite System	Portfolio Reconciliation	Daily	None
AbelNoser	Liquidity Management	Daily	None

•	The information that may be disseminated to such outside parties is limited to information that the Sub-Adviser believes is reasonably necessary in connection with the services to be provided by the recipient.

•	Non-public portfolio information may not be disseminated for compensation or other consideration.

•	The Trust’s Chief Compliance Officer, General Counsel, principal executive or principal accounting officer, or persons designated by such officers, (each, an “Authorized Person”) is authorized to disseminate nonpublic portfolio information, but only in accordance with these procedures.

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•	Any exceptions to these procedures may be made only if approved by the Trust’s Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trustees at its next regularly scheduled meeting.

Dissemination within the Manager and Sub-Advisers

•	Dissemination of nonpublic portfolio information to employees of the Manager and Sub-Advisers shall be limited to those persons:

°	who are subject to a duty to keep such information confidential; and

°	who need to receive the information as part of their duties.

Dissemination to Shareholders

•	As a general matter, the Trust disseminates portfolio holdings to shareholders only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such shareholders or the general public.

Shareholder Reports. The Trust publicly discloses their portfolio holdings twice a year in the annual and semi-annual report to shareholders. These reports must be mailed within 60 days after the end of the reporting period. These reports are filed with the SEC.

Form N-Port (formerly Form N-Q). The Trust is required to file for each Pear Tree Fund its complete portfolio holdings as an exhibit to Form N-Port as of the close of the first and third quarters of each year. The reports must be filed with the SEC not later than 60 days after the close of the quarter. Copies of the Trust’s Form N-Port are available on the SEC’s website at www.sec.gov.

On the Trust’s website www.peartreefunds.com. Pear Tree Funds’ full securities holdings are generally posted monthly, but at least quarterly, approximately 7 business days after month or quarter end.

Disclosures Required by Law

No provision of these procedures is intended to restrict or prevent the disclosure of portfolio holding information that may be required by applicable law or which are requested by governmental authorities.

Periodic Review

Compliance with the Trust’s portfolio holdings disclosure policy is subject to periodic review by the Trustees, including a review of any exceptions permitted under the policy.

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SHARES OF THE TRUST

Pear Tree Fund Shares, Generally

The Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares and an unlimited number of classes of shares of any such series. Shares are presently divided into six series of shares, each comprised of three classes of shares: Ordinary Shares, Institutional Shares, and R6 Shares. There are no rights of conversion between shares of different Pear Tree Funds granted by the Second Amended and Restated Agreement and Declaration of Trust, but holders of shares of a class of Environmental Opportunities Fund may exchange all or a portion of their shares for shares of a like class in another Pear Tree Fund (subject to their respective minimums). No exchanges are permitted from one class of shares to different class of shares.

These shares are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote, including the election of Trustees. Shares vote by individual Pear Tree Fund (or class thereof under certain circumstances) on all matters except that (i) when the 1940 so requires, shares shall be voted in the aggregate and not by individual Pear Tree Fund and (ii) when the Trustees of the Trust have determined that a matter affects only the interest of one or more the Pear Tree Funds, then only holders of shares of such Pear Tree Fund shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of each Pear Tree Fund and filed with the Pear Tree Fund or by a vote of the holders of two-thirds of the outstanding shares of each Pear Tree Fund at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10 percent of the outstanding shares. Upon written request by ten or more shareholders, who have been such for at least six months and who hold, in the aggregate, shares having a net asset value of at least $25,000, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Pear Tree Funds have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Shares are freely transferable, are entitled to dividends as declared by the Trustees, and in liquidation of the Pear Tree Fund or Trust are entitled to receive the net assets of their Pear Tree Fund, but not of the other Pear Tree Funds. Shareholders have no preemptive rights. The Pear Tree Funds’ fiscal year ends on the last day of March.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Pear Tree Funds. However, the Second Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Pear Tree Funds and requires notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Pear Tree Funds or the Trustees. The Second Amended and Restated Agreement and Declaration of Trust provides for indemnification out of Environmental Opportunities Fund’s property for all loss and expense of any shareholder of that Pear Tree Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Pear Tree Fund of which he was a shareholder would be unable to meet its obligations.

Code of Ethics

The Trust, the Manager, the Sub-Adviser and the Distributor each have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees to invest in securities for their own accounts, including securities that may be purchased or held by the Pear Tree Funds. The Codes of Ethics are on public file with, and are available from, the Commission.

How to Invest

The procedures for purchasing shares of the Pear Tree Fund are summarized in the Prospectus under the caption HOW TO PURCHASE.

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Pear Tree Funds have authorized one or more brokers to receive purchase and redemption orders on their behalf. Authorized brokers may designate other intermediaries to receive purchase and redemption orders on the Pear Tree Funds’ behalf. Environmental Opportunities Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker’s authorized designee, receives the purchase or redemption order. Purchase and redemption orders will be priced at the net asset value per share of the Pear Tree Fund next computed for the appropriate class of shares next computed after the purchase or redemption order is received in good order by an authorized broker or the broker’s authorized designee and accepted by the Pear Tree Fund.

Exchange of Securities for Shares of the Pear Tree Funds.

Applications to exchange common stocks for Pear Tree Fund shares must be accompanied by stock certificates (if any) and stock powers with signatures guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. Securities accepted by Environmental Opportunities Fund will be valued as set forth under CALCULATION OF NET ASSET VALUE in the Prospectus as of the time of the next determination of net asset value after such acceptance. Shares of Environmental Opportunities Fund are issued at net asset value determined as of the same time. All dividends, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Pear Tree Funds and must be delivered to the Pear Tree Funds by the investor upon receipt from the issuer. A gain or loss for Federal income tax purposes would be realized by the investor upon the exchange depending upon the cost of the securities tendered.

Open Account System.

Under the Pear Tree Funds’ Open Account System all shares purchased are credited directly to your account in the designated Pear Tree Fund at the time of purchase. All shares remain on deposit with the Transfer Agent. No certificates are issued.

The following services are currently offered by the Open Account System:

(1)	You may make additional investments in Environmental Opportunities Fund by sending a check in U.S. dollars (made payable to “Pear Tree Funds”) to the Pear Tree Funds, by wire, or by online ACH transactions, as described under HOW TO PURCHASE in the Prospectus.

(2)	You may select one of the following distribution options which best fits your needs.

•	REINVESTMENT PLAN OPTION: Income dividends and capital gain distributions paid in additional shares at net asset value.

•	INCOME OPTION: Income dividends paid in cash, capital gain distributions paid in additional shares at net asset value.

•	CASH OPTION: Income dividends and capital gain distributions paid in cash.

You should indicate the Option you prefer, as well as the other registration details of your account, on the Account Application. The Reinvestment Plan Option will automatically be assigned unless you select a different option. Dividends and distributions paid on a class of shares of Environmental Opportunities Fund will be paid in shares of such class taken at the per share net asset value of such class determined at the close of business on the ex-date of the dividend or distribution or, at your election, in cash.

(1)	You will receive a confirm setting forth the most recent transactions in your account after each transaction which affects your share balance.

The cost of services rendered under the Open Account System to the holders of a particular class of shares of Environmental Opportunities Fund are borne by that class as an expense of all shareholders of that class. However, in order to cover additional administrative costs, any shareholder requesting a historical transcript of his account will be charged a fee based upon the number of years researched. There is a minimum fee of $5. The right is reserved on 60 days’ written notice to make charges to individual investors to cover other administrative costs of the Open Account System.

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Tax Deferred Retirement Plans.

Accounts Offered by Pear Tree Funds. The Pear Tree Funds offer tax-deferred accounts, for which UMB Bank, n.a. acts as custodian, including:

•	Traditional Individual Retirement Accounts (IRAs);

•	Roth IRAs; and

•	Simplified Employee Pension plans (SEP-IRAs).

Agreements to establish these kinds of accounts and additional information about them, including information about fees and charges, are available from the Distributor. There are many detailed rules, including provisions of tax law, governing each of these kinds of accounts. Investors considering participation in any of these plans should consult with their attorneys or tax advisers with respect to the establishment and maintenance of any of these plans. The following is some very general information about them.

Contributions to a traditional IRA will generally be deductible if the individual for whom the account is established is not an active participant in an employer-sponsored plan; contributions may be deductible in whole or in part if the individual is such a participant, depending on the individual’s income. Distributions from traditional IRAs are generally taxable as ordinary income. Contributions to a Roth IRA are generally not deductible. However, withdrawals generally may not be taxable if certain requirements are met. In either case, capital gains and income earned on Pear Tree Fund shares held in an IRA are generally not taxable as long as they are held in the IRA.

Other Retirement Plans. Pear Tree Fund shares also may be made available as an investment under other tax-favored retirement plans, such as qualified pension plans and qualified profit-sharing plans, including 401(k) plans.

How to Exchange

The procedures for exchanging shares of one Pear Tree Fund for those of another Pear Tree Fund are also described in the Prospectus under HOW TO EXCHANGE.

An exchange involves a redemption of all or a portion of shares of one class of Environmental Opportunities Fund and the investment of the redemption proceeds in shares of a like class in another Pear Tree Fund. The redemption will be made at the per share net asset value of the particular class of shares of Environmental Opportunities Fund being redeemed which is next determined after the exchange request is received in proper order.

The shares of the particular class of shares of Environmental Opportunities Fund being acquired will be purchased when the proceeds from the redemption become available, normally on the day of the exchange request, at the per share net asset value of such class next determined after acceptance of the purchase order by the Pear Tree Fund being acquired in accordance with the customary policy of that Pear Tree Fund for accepting investments.

The exchange of shares of one class of Environmental Opportunities Fund for shares of a like class of another Pear Tree Fund will constitute a sale for federal income tax purposes on which the investor will realize a capital gain or loss.

The exchange privilege may be modified or terminated at any time, and the Pear Tree Funds may discontinue offering shares of any Pear Tree Fund or any class of any Pear Tree Fund generally or in any particular State without notice to shareholders.

How To Redeem

The procedures for redeeming shares of the Pear Tree Fund are described in the Prospectus under “How to Redeem,” below

Proceeds will normally be forwarded on the second day on which the New York Stock Exchange is open after a redemption request is received and in good order and processed; however, the Pear Tree Funds reserve the right to take up to seven days to make payment. This amount may be more or less than the shareholder’s investment and thus may involve a capital gain or loss for tax purposes. If the shares to be redeemed represent an investment made by check or through the automatic investment plan, the Pear Tree Funds reserve the right not to honor the redemption request until the check or monies have been collected.

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The Pear Tree Funds will normally redeem shares for cash, however, the Pear Tree Funds reserve the right to pay the redemption price wholly or partially in kind if the Trustees determine it to be advisable and in the interest of the remaining shareholders of Environmental Opportunities Fund. The redemptions in kind will be selected by the Manager or Sub-Adviser in light of the Pear Tree Fund’s objective and will not generally represent a pro rata distribution of each security held in the Pear Tree Fund’s portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Pear Tree Funds shall redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1 percent of the total net asset value of the Pear Tree Fund at the beginning of such period. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also “Taxation,” below.

Shareholders are entitled to redeem all, or any portion of the shares credited to their accounts by submitting a written request for redemption to the Pear Tree Funds. Shareholders who redeem more than $100,000, or request that the redemption proceeds be paid to someone other than the shareholders of record or sent to an address other than the address of record, must have their signature(s) guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. If the shareholder is a corporation, partnership, agent, fiduciary or surviving joint owner, the Pear Tree Funds may require additional documentation of a customary nature. Shareholders who have authorized the Pear Tree Funds to accept telephone instructions may redeem shares credited to their accounts by telephone. Once made, a telephone request may not be modified or canceled.

The Pear Tree Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Pear Tree Funds and the Transfer Agent fail to do so, they may be liable for any losses due to unauthorized or fraudulent transactions. The Pear Tree Funds provide written confirmation of all transactions effected by telephone and will only mail the proceeds of telephone redemptions to the redeeming shareholder’s address of record.

The Transfer Agent will assess a fee for overnight delivery or to wire the proceeds of a redemption. Such fee will be subtracted from the net redemption amount.

Excessive Trading

The Pear Tree Funds intend to deter market timing activities and do not have any agreements to permit any person to market time in the Pear Tree Funds. See “Excessive Trading” in the Prospectus for more information on the Pear Tree Funds’ policies.

Calculation of Net Asset Value

Portfolio securities are valued each business day at the last reported sale price up to the close of the New York Stock Exchange (ordinarily 4:00 p.m., Eastern time). Where applicable and appropriate, portfolio securities will be valued using the NASDAQ Official Closing Price. If there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For certain securities, where no such sales have been reported, the Pear Tree Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, Environmental Opportunities Fund may value such securities in good faith at fair value in accordance with procedures established by the trustees, which may include a determination to value such securities at the last reported sale price.

Securities quoted in foreign currencies are translated into U.S. dollars, based upon the prevailing exchange rate on each business day. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using procedures approved by the Trustees. The Pear Tree Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Pear Tree Fund’s net asset value. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Pear Tree Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Pear Tree Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

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The fair value of any restricted securities from time to time held by Environmental Opportunities Fund is determined by its Sub-Adviser in accordance with procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of such securities is generally determined as the amount that the Pear Tree Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Pear Tree Fund in connection with such disposition). In addition, such specific factors are also generally considered as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts’ reports regarding the issuer. Short-term investments that mature in sixty-days (60) or less are valued at amortized cost.

Market quotations are not considered to be readily available for long-term corporate bonds, debentures and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

For purposes of determining the net asset value per share of each class of Environmental Opportunities Fund, all assets and liabilities initially expressed in foreign currencies will be valued in U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to 4:00 p.m. Eastern time upon the close of business on the primary exchange for such securities. The values of such securities used in determining the net asset value of the Pear Tree Funds’ shares are computed as of such other times. Foreign currency exchange rates are also generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of such securities may occur between such times and 4:00 p.m. Eastern time which will not be reflected in the computation of the Pear Tree Funds’ net asset value. If events materially affecting the value of the Pear Tree Funds’ securities occur during such a period, then these securities will be valued at their fair value as determined in good faith by the Manager in accordance with procedures approved by the Trustees.

Expenses of the Pear Tree Funds directly charged or attributable to any Pear Tree Fund will be paid from the assets of that Pear Tree Fund. 12b-1 Plan expenses will be borne by holders of Ordinary Shares of the Pear Tree Funds in accordance with the 12b-1 Plan. General expenses of the Pear Tree Funds will be allocated among and charged to the assets of the respective Pear Tree Funds on the basis set forth in the 18f-3 Plan, which may be the relative assets of each Pear Tree Fund or Class.

Price of Shares

Orders received by an investment dealer or authorized designee, the Transfer Agent or a Pear Tree Fun dafter the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the Pear Tree Funds. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of Environmental Opportunities Fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. Eastern time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the New York Stock Exchange closes at 1:00 p.m., Environmental Opportunities Fund’s share price would still be determined as of 4:00 p.m. Eastern time.

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Distributions

Each Pear Tree Fund will be treated as a separate entity for federal income tax purposes (see “Taxation,” below) with its net realized gains or losses being determined separately, and capital loss carryovers determined and applied on a separate Pear Tree Fund basis.

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TAXATION

The following discussion summarizes certain U.S. federal income tax considerations generally affecting the Pear Tree Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences and cannot address the particular circumstances of any individual shareholder. Accordingly, potential shareholders are advised to consult their personal tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Pear Tree Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive. This summary addresses only the consequences to shareholders that are U.S. persons under the Code and does not apply to shareholders that are subject to special treatment under the Code.

Each Pear Tree Fund intends to elect each year to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Code. As described below, for so long as Environmental Opportunities Fund continues to qualify as a RIC, such Fund generally will not be subject to taxation at the Pear Tree Fund level on the investment company taxable income (before the dividends paid deduction) and the net capital gains that it distributes to its shareholders.

In addition to making an affirmative election to be taxed as a RIC, each Pear Tree Fund must meet the requirements set forth in Code section 851 with respect to its (a) sources of income, (b) diversity of holdings and (c) minimum distributions to its shareholders, each as described below.

Environmental Opportunities Fund will meet the income test if it derives at least 90 percent of its gross income from the following sources in each taxable year: (i) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (ii) interests in “qualified publicly traded partnerships’’ (as defined in the Code).

The diversity of holdings requirement is met if at the end of each quarter of each taxable year (i) at least 50 percent of the market value of the Pear Tree Fund’s total assets consists of a combination of cash and cash equivalents, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5 percent of the value of the Pear Tree Fund’s total assets and not more than 10 percent of the outstanding voting securities of such issuer and (ii) not more than 25 percent of the market value of the Pear Tree Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (A) any one issuer, (B) any two or more issuers that the Pear Tree Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (C) any one or more ’‘qualified publicly traded partnerships’’ (as defined in the Code).

The minimum distribution requirement is met if the Pear Tree Fund distributes to its shareholders each taxable year at least the sum of (i) 90 percent of the Pear Tree Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90 percent of the Pear Tree Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions).

As a RIC, Environmental Opportunities Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Pear Tree Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4 percent excise tax unless the Pear Tree Fund distributes at least 98 percent of its ordinary income (not taking into account any capital gains or losses) for the calendar year plus at least 98.2 percent of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Pear Tree Fund in October, November or December with a record date in such a month and paid by Environmental Opportunities Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Pear Tree Fund intends to make its distributions in accordance with the calendar year distribution requirement.

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If, in any taxable year, Environmental Opportunities Fund fails to qualify as a RIC and be accorded special tax treatment under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Pear Tree Fund in computing its taxable income. In addition, the Pear Tree Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute taxable dividends to shareholders. Moreover, the Pear Tree Fund would not be required to make any distributions to its shareholders. If Environmental Opportunities Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC in any subsequent year. Moreover, if the Pear Tree Fund failed to qualify as a RIC for a period greater than one taxable year, the Pear Tree Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Pear Tree Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Distributions paid out of Environmental Opportunities Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income, except to the extent that certain distributions of “qualified dividend income” are taxable at reduced rates when received by individuals. Qualified dividend income generally includes dividends received during the taxable year from domestic corporations and qualified foreign corporations. For an individual shareholder to benefit from the lower tax rate on qualified dividends (either 15 percent or 20 percent, depending on income levels), the shareholder must hold shares in the Pear Tree Fund, and the Pear Tree Fund must hold shares in the dividend-paying corporation, at least 61 days before the date on which the shareholder or the Pear Tree Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Pear Tree Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property. If a portion of Environmental Opportunities Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Pear Tree Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Pear Tree Fund’s shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Pear Tree Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions and any tax withheld thereon and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by Environmental Opportunities Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Pear Tree Fund. If Environmental Opportunities Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by Environmental Opportunities Fund is exercised, thereby requiring the Pear Tree Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by Environmental Opportunities Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the option. If the option that is purchased by Environmental Opportunities Fund expires, the resulting loss is a capital loss and is long-term or short-term depending upon the holding period of the option. If the option that is purchased by Environmental Opportunities Fund is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options and futures contracts in which Environmental Opportunities Fund may invest are “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60 percent long-term and 40 percent short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by Environmental Opportunities Fund at the end of each taxable year (and, generally, for purposes of the 4 percent excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

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Generally, the hedging transactions undertaken by the Pear Tree Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by Environmental Opportunities Fund. In addition, losses realized by the Pear Tree Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to Environmental Opportunities Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by Environmental Opportunities Fund which is taxed as ordinary income when distributed to shareholders. Each Pear Tree Fund may make one or more of the elections available under the Code which are applicable to straddles. If Environmental Opportunities Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that may be distributed to shareholders, and that will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to Environmental Opportunities Fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, Environmental Opportunities Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Pear Tree Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed on or before the 30th day after the close of the taxable year if the Pear Tree Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

Unless certain constructive sale rules (discussed above) apply, Environmental Opportunities Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Code section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Pear Tree Fund held the security used to close the short sale. In addition, the Pear Tree Fund’s holding period of any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. Certain short sales against the box and other transactions, however, will be treated as a constructive sale of the underlying security held by the Pear Tree Fund, thereby requiring recognition of gain with respect to such securities and may result in long-term gain or loss if the underlying securities have been held for more than twelve months. Similarly, if Environmental Opportunities Fund enters into a short sale of property that becomes substantially worthless, the Pear Tree Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time Environmental Opportunities Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Pear Tree Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of Environmental Opportunities Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Upon the sale or other disposition of shares of Environmental Opportunities Fund, a shareholder may realize a capital gain or loss which may be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Pear Tree Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

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If Environmental Opportunities Fund invests in stock of certain foreign companies that are classified as “passive foreign investment companies” (“PFICs”) under the Code, the Pear Tree Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Pear Tree Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of the Pear Tree Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Pear Tree Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Pear Tree Fund’s investment company taxable income and, accordingly, would not be taxable to the Pear Tree Fund to the extent distributed by the Pear Tree Fund as a dividend to its shareholders. Alternatively, Environmental Opportunities Fund may elect to mark-to-market its passive foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net mark-to-market gains previously included in income. Environmental Opportunities Fund also may elect, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, if the foreign investment company agrees to provide the necessary information.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Pear Tree Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to Environmental Opportunities Fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on qualified dividend income.

Income received by Environmental Opportunities Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

If more than 50 percent of the value of Environmental Opportunities Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Pear Tree Fund will be eligible and may elect to “pass-through” to the Pear Tree Fund’s shareholders the amount of foreign income and similar taxes paid by the Pear Tree Fund. Pursuant to this election, if made, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Pear Tree Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his taxable income or to apply the amount of foreign taxes as a foreign tax credit against his or her U.S. Federal income taxes attributable to such foreign income, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder who is an individual in computing the alternative minimum tax.

Generally, a credit for foreign taxes is subject to the limitation that the credit may not exceed the shareholder’s U.S. tax attributable to the shareholder’s total foreign source taxable income. For this purpose, if Environmental Opportunities Fund makes the election described in the preceding paragraph, the source of the Pear Tree Fund’s income flows through to its shareholders. With respect to the Pear Tree Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Pear Tree Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend paying shares or the shares of Environmental Opportunities Fund are held by the Pear Tree Fund or the shareholder, as the case may be, for 15 days or less (45 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if Environmental Opportunities Fund fails to satisfy these holding period requirements, it cannot elect under Section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes.

The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers to determine the impact of the credit on their personal tax situations.

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Environmental Opportunities Fund may be required to withhold U.S. federal income tax at the rate of 24 percent of all taxable distributions payable to a shareholder who fails to provide the Pear Tree Fund with his or her correct taxpayer identification number or to make required certifications, or who has been notified by the Internal Revenue Service (the “IRS”) that he or she is subject to backup withholding or who has furnished an incorrect taxpayer identification number to the Pear Tree Fund and the Pear Tree Fund has been notified by the IRS of the error. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Pear Tree Fund shareholders may be subject to state, local and foreign taxes on their Pear Tree Fund distributions. In many states, Pear Tree Fund distributions that are derived from interest on certain U.S. Government obligations are exempt from taxation. The tax consequences to a foreign shareholder of an investment in the Pear Tree Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in Environmental Opportunities Fund. U.S. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in Environmental Opportunities Fund. Further, the Pear Tree Funds from time-to-time may make certain types of investments whose tax consequences are not addressed in this brief summary.

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PROXY VOTING POLICIES

The Trustees have adopted Proxy Voting Policies and Procedures on behalf of the Pear Tree Funds which delegates responsibility for voting proxies to the Manager, subject to the Trustees’ continuing oversight. The Manager in turn has, where applicable, delegated responsibility for voting proxies to the Sub-Advisers that actually manage the assets of the Pear Tree Fund. The Manager and the Sub-Advisers have their own proxy voting policies and procedures, which the Trustees have reviewed. The Manager’s and the Sub-Advisers’ policies and procedures assure that all proxy voting decisions are made in the best interest of the Pear Tree Funds and that the Manager or the Sub-Advisers will act in a prudent and diligent manner for the benefit of the Pear Tree Funds. The Manager’s and the Sub-Advisers’ policies and procedures include specific provisions to determine when a conflict exists between the interests of Environmental Opportunities Fund and the interests of the Manager or the Sub-Advisers, as the case may be. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix A. Information on how the Pear Tree Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021 is available without charge on the Pear Tree Funds website (www.peartreefunds.com), upon request by contacting the Pear Tree Funds or via the Securities and Exchange Commission website at www.sec.gov.

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FINANCIAL STATEMENTS

The financial statements and the report of the Predecessor Fund’s independent registered public accounting firm required to be included in the Statement of Additional Information are incorporated herein by reference to the Predecessor Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2021 (File No. 811-21237).

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APPENDIX A

PROXY VOTING POLICIES

1	Proxy Voting Policies of Pear Tree Funds (all Pear Tree Funds)

PEAR TREE FUNDS

PROXY VOTING POLICIES AND PROCEDURES

(Adopted: July 23, 2003, Amended: August 1, 2011)

I.	Pear Tree Funds’ Policy Statement

Pear Tree Funds is firmly committed to ensuring that proxies relating to Pear Tree Funds’ portfolio securities are voted in the best interests of Pear Tree Funds’ shareholders. The following policies and procedures have been established to implement Pear Tree Funds’ proxy voting program.

II.	Trust’s Proxy Voting Program

Pear Tree Advisors serves as the investment manager of Pear Tree Funds’ portfolios. Pear Tree Advisors is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Sub-Advisers”) who provide the day-to-day portfolio management for each portfolio. Pear Tree Funds has delegated proxy voting responsibility to Pear Tree Advisors. Because Pear Tree Advisors views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio to the applicable Sub-Adviser. The primary focus of Pear Tree Funds’ proxy voting program, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. These policies and procedures may be amended from time to time based on Pear Tree Funds’ experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

III.	Pear Tree Advisors’ Due Diligence and Compliance Program

As part of its ongoing due diligence and compliance responsibilities, Pear Tree Advisors will seek to ensure that each Sub-Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. Pear Tree Advisors will review each Sub-Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a portfolio and on at least an annual basis thereafter.

IV.	Sub-Advisers’ Proxy Voting Policies and Procedures

Each Sub-Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

A.	Written Policies and Procedures: The Sub-Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to Pear Tree Funds and Pear Tree Advisors, upon request, copies of such policies and procedures.

B.	Fiduciary Duty: The Sub-Adviser’s policies and procedures must be reasonably designed to ensure that Sub-Adviser votes client securities in the best interest of its clients.

C.	Conflicts of Interest: The Sub-Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Sub-Adviser (including its affiliates) and its clients before voting client proxies.

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D.	Voting Guidelines: The Sub-Adviser’s policies and procedures must address with reasonable specificity how the Sub-Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

E.	Monitoring Proxy Voting: The Sub-Adviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F.	Record Retention and Inspection: The Sub-Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Sub-Adviser must provide to Pear Tree Funds and Pear Tree Advisors such information and records with respect to proxies relating to Pear Tree’s portfolio securities as required by law and as Pear Tree Funds or Pear Tree Advisors may reasonably request.

V.	Disclosure of Pear Tree’s Proxy Voting Policies and Procedures and Voting Record

Pear Tree Advisors, on behalf of Pear Tree Funds, will take reasonable steps as necessary to seek to ensure that Pear Tree Funds complies with all applicable laws and regulations relating to disclosure of Pear Tree’s proxy voting policies and procedures and its proxy voting record. Pear Tree Advisors (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the Sub-Advisers with respect to Pear Tree Funds’ portfolio securities are collected, processed, filed with the Securities and Exchange Commission and delivered to Pear Tree Funds’ shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

VI.	Reports to Pear Tree’s Board of Trustees

Pear Tree Advisors will periodically (but no less frequently than annually) report to the Board of Trustees with respect to Pear Tree Funds’ implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Sub-Advisers with respect to Pear Tree Funds’ portfolio securities and any other information requested by the Board of Trustees.

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2.	Proxy Voting Policies of Pear Tree Advisors, Inc. (all Pear Tree Funds)

PEAR TREE ADVISORS, INC.

PROXY VOTING POLICIES AND PROCEDURES
(1/01/15)

Pear Tree Advisors serves as the investment adviser to the series of the Pear Tree Funds (each a “Fund” and together the “Funds”). In that capacity Pear Tree Advisors has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). These policies and procedures are designed to ensure that Pear Tree Advisors administers proxy voting matters in a manner consistent with the best interests of the Funds and in accordance with its fiduciary duties under the Advisers Act and other applicable laws and regulations.

I.	POLICY

In the typical course of Pear Tree Advisors’ business, voting of proxies of individual securities is delegated to the respective sub-advisers retained to oversee and direct the investments of the Funds. Each sub-adviser has the fiduciary responsibility for voting the proxies in a manner that is in the best interest of the Funds.

In limited instances, transitional securities may be held in an account and may not be overseen by a sub-adviser. In those cases, it is Pear Tree Advisors’ policy to ensure that the Funds are aware of their right to vote proxies of securities they hold if they so choose. If the Funds choose not to exercise voting authority, those Funds will be deemed to have delegated authority to Pear Tree Advisors to vote such proxies in a manner that is consistent with the Funds’ best interests.

II.	RESPONSIBILITY

In most cases, voting of proxies is delegated to the respective sub-adviser retained to oversee and direct the investments of the Funds. If the security is held in an account not directly overseen by a sub-adviser, the proxy voting committee of Pear Tree Advisors will be responsible for ensuring that proxies are either forwarded to the Funds or voted in a manner consistent with the best interests of the Funds. There may be times when refraining from voting a proxy is in a Fund’s best interest, such as when the Proxy Committee determines that the cost of voting the proxy exceeds the expected benefit to the Fund.

III.	PROCEDURES

In the limited instances of voting of proxies not delegated to sub-advisers or forwarded to the Funds as mentioned above, Pear Tree Advisors will (i) obtain and evaluate the proxy information provided by the companies whose shares are being voted; (ii) vote proxies in the best interest of the Funds; and (iii) submit, or arrange for the submission of, the votes to the shareholders meetings in a timely manner.

Prior to a proxy voting deadline, the Proxy Committee will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal. In evaluating a proxy proposal, the Proxy Committee may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. When determining how to vote a proxy, the Proxy Committee shall consider only those factors that relate to a Fund’s investment, including how its vote will economically impact and affect the value of a Fund’s investment.

Proxy votes generally will be cast in favor of proposals that (i) maintain or strengthen the shared interests of shareholders and management; (ii) increase shareholder value; (iii) maintain or increase shareholder influence over the issuer’s board of directors and management; and (iv) maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect.

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IV.	CONFLICTS OF INTEREST

Pear Tree Advisors may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

A.	Identifying Conflicts of Interest

The Proxy Committee will seek to identify Pear Tree Advisors conflicts by relying on publicly available information about a company and its affiliates and information about the company and its affiliates that is generally known by Pear Tree Advisors’ senior management. The Proxy Committee may determine that Pear Tree Advisors has a conflict of interest as a result of the following:

1.	Significant Business Relationships — The Proxy Committee will consider whether the matter involves an issuer or proponent with which Pear Tree Advisors, its members, officers or employees have a significant business relationship. Pear Tree Advisors, its members, officers or employees may have significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a “significant business relationship” is one that might create an incentive for Pear Tree Advisors, its members, officers or employees to have a vote cast in favor of the entity soliciting proxies.

2.	Significant Personal or Family Relationships — The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of Pear Tree Advisors who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Pear Tree Advisors votes the proxy. Employees of Pear Tree Advisors, including the Proxy Committee, are required to disclose any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter. If the Proxy Committee has a significant personal or family relationship with an issuer, proponent or individual involved in the matter, he/she will immediately contact Pear Tree Advisors’ Compliance Officer who will determine (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the Proxy Committee should recuse him/herself from all further matters regarding the proxy and another individual should be appointed to consider the proposal.

B.	Determining Whether a Conflict is Material

In the event that the Proxy Committee determines that Pear Tree Advisors has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall determine whether the conflict is “material.”. The Proxy Committee may determine on a case-by-case basis that the relationship as it regards a particular proposal involves a material conflict of interest. To make a determination of nonmateriality, the Proxy Committee must conclude that the proposal is not directly related to Pear Tree Advisors’ conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then he or she may vote the proxy in accordance with his or her recommendation.

C.	Voting Proxies Involving a Material Conflict

In the event that the Proxy Committee determines that Pear Tree Advisors has a material conflict of interest with respect to a proxy proposal, prior to voting on the proposal, the Proxy Committee must:

•	fully disclose the nature of the conflict to the Funds and obtain the Funds’ consent as to how Pear Tree Advisors shall vote on the proposal (or otherwise obtain instructions from the Funds as to how the proxy should be voted); OR

•	contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); OR

•	vote on the proposal and, in consultation with the Compliance Officer, detail how Pear Tree Advisors’ material conflict did not influence the decision-making process.

The Proxy Committee may address a material conflict of interest by abstaining from voting, provided that he or she has determined that abstaining from voting on the proposal is in the best interests of the Funds.

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D.	Documenting Conflicts of Interest

The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that Pear Tree Advisors does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of Pear Tree Advisors.

V.	RECORDKEEPING AND DISCLOSURE

Pear Tree Advisors maintains the following books and records required by Rule 204-2(c)(2) under the Advisers Act for a period of not less than five years:

•	a copy of these proxy voting policies and procedures, including all amendments hereto;

•	a copy of each proxy statement received regarding Fund securities, provided, however, that Pear Tree Advisors may rely on the proxy statement filed on EDGAR as its record;

•	a record of each vote Pear Tree Advisors casts on behalf of the Funds;

•	a copy of any document created by Pear Tree Advisors that was material its making a decision on how to vote proxies on behalf of the Funds or that memorializes the basis for that decision;

•	a copy of any written response by Pear Tree Advisors to any Fund request for information on how Pear Tree Advisors voted proxies on behalf of the requesting Fund.

Pear Tree Advisors will describe in Part II of its Form ADV (or other brochure fulfilling the requirement of Advisers Act Rule 204-3) its proxy voting policies and procedures and advise the Funds how they may obtain information about how Pear Tree Advisors voted their securities. Information about how the Funds securities were voted or a copy of Pear Tree Advisors’ proxy voting policies and procedures free of charge by written request addressed to Pear Tree Advisors.

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Proxy Voting Policy

Essex Investment Management Company, LLC

Summary of Proxy Voting Policies and Procedures

Introduction	Essex views seriously its responsibility to exercise proxy voting authority over securities within its clients’ portfolios. As an investment adviser and fiduciary of client assets, Essex utilizes proxy voting policies and procedures intended to protect the value of shareholder investments and are designed to reasonably ensure that Essex votes proxies in the best interest of clients for whom Essex has voting authority. In voting proxies, we seek to both maximize the long-term value of our clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets.

The following is a summary of the policies and procedures that govern the voting of proxies in situations where Essex is responsible for such voting. Essex clients will either retain proxy voting authority or delegate it to Essex. If a client has delegated such authority to Essex (whether in the client’s investment management agreement with Essex or otherwise), Essex will vote proxies for that client. If a particular client for whom Essex has investment discretion has not explicitly delegated proxy voting authority to Essex, Essex will vote such client’s proxies.

Voting Agent	Essex has contracted with an independent third party, RiskMetrics Group which merged with Institutional Shareholders Services (“ISS”), to conduct in-depth proxy research, execute proxy votes, and keep various records necessary for tracking proxy voting actions taken and proxy voting materials for the appropriate client account. The third party voting agent specializes in providing a variety of fiduciary-level services related to proxy voting and researches proxy issues independent from Essex executed votes.

Essex has adopted the third party’s proxy voting policy guidelines as its own and votes Essex’s clients’ proxies (for those clients over which it has proxy voting authority) according to those policy guidelines. Essex has adopted the third party’s custom voting policies to currently include but not be limited to the ISS Benchmark Policy and the ISS Sustainability Policy. The appropriate proxy guidelines (as chosen by Essex as they align to the client’s strategy and/or client’s legal entity status) are to be utilized by Essex for our client base for all U.S. and Global proxies.

Details of the third party’s proxy voting policy guidelines are available upon request.

In extraordinary circumstances, Essex’s Proxy Voting Committee (“Committee”) and CCO may actively issue a voting instruction. The Committee is discussed below.

Proxy Voting Committee

Essex’s Proxy Voting Committee, which is a subcommittee of the Compliance and Operating Risk Committee, is responsible for deciding what is in the best interests of clients when determining how proxies are voted. The Committee meets at least annually to review and re-approve (if the Committee determines they continue to be reasonably designed to be in the best interest of Essex’s clients), the third party’s proxy voting policies as Essex’s own proxy voting policies.

Any changes to the third party’s voting policies must be reviewed, approved, and adopted by the Committee at the time the changes occur. The Committee also would become involved in extraordinary circumstances in which Essex decides to exercise it voting discretion.

Documentation of the annual Committee meeting and its results, including any annual due diligence of ISS to ensure they continue to have the capacity and competency to adequately analyze proxy issues, will be reduced to writing by the CCO in the form of a summary and/or minutes.

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Securities on Loan and Share Blocking

In general, unless otherwise directed by the client, Essex will make reasonable efforts to vote client proxies in accordance with the proxy voting recommendations of the proxy agent.

Essex generally does not vote proxies for securities on loan. Some clients may participate in client-directed security lending programs, which require a recall of the loaned securities to properly assign voting rights to the lender. Because of these administrative considerations, Essex may not receive adequate notice of a proxy voting solicitation to arrange a recall of shares through the client’s custodian or other intermediary in time to vote the proxies.

Essex may decline to vote proxies if to do so would cause a restriction to be placed on Essex’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, Essex may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time.

Conflicts of Interest

As noted, Essex has an agreement with a third party as an independent proxy voting agent and Essex has adopted the third party’s proxy voting policies. The adoption of the third party’s proxy voting policies provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that Essex may have to interpret on how to vote proxies in cases where Essex has a material conflict of interest or the appearance of a material conflict of interest.

There may be a situation where the third party itself may have a material conflict with an issuer of a proxy vote for which it is voting on Essex’s clients’ behalf. In those situations, the third party will fully or partially abstain from voting and Essex’s Committee will provide the actual voting recommendation after a review of the vote(s) involved. Essex’s CCO must approve any decision made on such vote prior to the vote being cast.

Essex’s Committee and CCO will also become involved in any other situation, though expected to be rare, where Essex takes voting discretion from the third party. In both of the preceding circumstances, the Committee and Essex’s CCO will work to ensure that prior to a vote being made, conflicts of interest were identified and material conflicts were properly addressed such that the vote was in the best interest of the clients rather than the product of the conflict.

How to Obtain Voting Information	Clients may obtain information about how Essex voted proxies for securities held in their account(s) or a copy of Essex’s full proxy voting policy and procedures by calling Essex at (617) 342-3200 or emailing Essex at proxyvoting@essexinvest.com.

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Part C Other Information

Item 28. Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust of U.S. Boston Investment Company (later changed to Quantitative Group of Funds and currently Pear Tree Funds, the “Trust”) dated April 2, 1990 (i)

(1)	Amendment No. 1 dated July 18, 1993, to the Agreement and Declaration of Trust of the Trust dated April 2, 1990 (i)

(2)	Establishment and Designation of Class A Shares (action by written consent of the Trustees of the Trust) dated July 26, 2005 (vii)

(3)	Establishment and Designation of Quant Foreign Value Small Cap Fund (action by written consent of the Trustees of the Trust) dated April 29, 2008 (x)

(4)	Change in the Names of the Quantitative Small Cap Fund, Quantitative Long/Short Fund, Quantitative Emerging Markets Fund, Quantitative Foreign Value Fund (action by written consent of the Trustees of the Trust) dated April 29, 2008 (x)

(5)	Second Amended and Restated Declaration of Trust of the Trust dated May 26, 2011 (xvi)

(6)	Certificate of the Clerk of the Trust dated May 26, 2011 certifying to resolutions adopted by the Trustees of the Trust designating the separate series of beneficial interests of the Trust (the “Funds”) and the separate classes of beneficial interests of each such series (xvi)

(7)	Certificate of the Clerk of the Trust dated July 29, 2011 certifying to resolutions adopted by the Trustees of the Trust designating Pear Tree Columbia Micro Cap Fund (the “Micro Cap Fund”) as a separate series of beneficial interests of the Trust and the separate classes of beneficial interests of the Micro Cap Fund (xvii)

(8)	Certificate of the Clerk of the Trust dated July 30, 2014 certifying to resolutions adopted by the Trustees of the Trust terminating Micro Cap Fund as a separate series of beneficial interests of the Trust and the separate classes of beneficial interests of the Micro Cap Fund (xxiv)

(9)	Certificate of the Clerk of the Trust dated May 31, 2013 certifying to resolutions adopted by the Trustees of the Trust designating the creation of a new series of shares of beneficial interests in the Trust, such series to be called Pear Tree PanAgora Risk Parity Emerging Markets Fund (the “Risk Parity Fund”) (xxiv)

(10)	Certificate of the Clerk of the Trust dated January 1, 2015 (xxv)

(11)	Certificate of the Clerk of the Trust dated November 16, 2018 certifying to certain resolutions adopted by the Trustees of the Trust terminating Risk Parity Fund as a separate series of beneficial interests of the Trust and the separate classes of beneficial interests of Risk Parity Fund (xxxiv)

(12)	Certificate of the Clerk of the Trust dated November 16, 2018 certifying to certain resolutions adopted by the Trustees of the Trust designating the creation of a new series of shares of beneficial interests in the Trust, such series to be called Pear Tree PNC International Small Cap Fund (xxxiv)

(13)	Certificate of the Clerk of the Trust dated November 16, 2018 certifying to certain resolutions adopted by the Trustees of the Trust re-designating Pear Tree PanAgora Emerging Markets Fund, a series of the Trust, as “Pear Tree Axiom Emerging Markets World Equity Fund” (xxxvii)

(14)	Certificate of the Clerk of the Trust dated October 31, 2019 certifying to certain resolutions adopted by the Trustees of the Trust re-designating Pear Tree PNC International Small Cap Fund, a series of the Trust, as “Pear Tree Polaris International Opportunities Fund” (xxxvii)

(15)	Certificate of the Clerk of the Trust dated August 23, 2021 certifying to certain resolutions adopted by the Trustees of the Trust designating the creation of a new series of shares of beneficial interests in the Trust, such series to be called Pear Tree Essex Environmental Opportunities Fund (xlii)

(b)	Amended and Restated By-Laws, Dated October 22, 2008 (xiii)

(1)	Certificate of the Clerk of the Trust dated May 14, 2020 certifying to certain resolutions adopted by the Trustees of the Trust amending the Bylaws (xxxviii)

(c)	(1)	Portions of Agreement and Declaration of Trust Relating to Shareholders’ Rights (i)

(2)	Portions of By Laws Relating to Shareholders’ Rights (i)

(d)	(1)	Amended and Restated Management Contract between the Trust and Quantitative Investment Advisors, Inc. (currently known as Pear Tree Advisors, Inc., the “Manager”) dated May 1, 2008 (x)

a.	Pear Tree Quality Fund Management Fee Waiver dated May 17, 2012 (xix)

b.	Pear Tree Quality Fund Fee Waiver and Expense Reimbursement Agreement dated May 17, 2012 (xix)

c.	Pear Tree Quality Fund Fee Waiver dated as of August 1, 2013 (xxii)

d.	Amended and Restated Pear Tree Quality Fund Management Fee Waiver dated as of December 1, 2013 (xxiv)

e.	Second Amended and Restated Pear Tree Quality Fund Management Fee Waiver dated as of February 6, 2014 (xxiv)

f.	Pear Tree Quality Fund Third Amended and Restated Management Fee Waiver as of July 24, 2014 (xxiv)

g.	Pear Tree Quality Fund Fourth Amended and Restated Management Fee Waiver as of May 13, 2015 (xxv)

h.	Pear Tree Quality Fund Fifth Amended and Restated Management Fee Waiver as of May 11, 2016 (xxvii)

i.	Pear Tree PanAgora Emerging Markets Fund Management Fee Waiver as of February 4, 2016 (xxviii)

j.	Pear Tree PanAgora Emerging Markets Fund Second Amended and Restated Management Fee Waiver as of May 11, 2016 (xxvii)

k.	Pear Tree Quality Fund Sixth Amended and Restated Management Fee Waiver as of February 1, 2017 (xxix)

l.	Pear Tree PanAgora Emerging Markets Fund First Amended and Restated Management Fee Waiver as of February 1, 2017 (xxix)

m.	Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund Management Fee Waiver and Sub-Advisory Fee Waiver as of March 31, 2017 (xxx)

n.	Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund Management Fee Waiver and Sub-Advisory Fee Waiver as of April 23, 2018 (xxxi)

o.	Pear Tree PanAgora Emerging Markets Fund Management Fee Waiver as of May 16, 2018 (xxxi)

p.	Pear Tree Quality Fund Seventh Amended and Restated Management Fee Waiver as of May 16, 2018 (xxxi)

q.	Expense Reimbursement Agreement as of November 6, 2018 (xxxiii)

r.	Schedule I to Amended and Restated Management Contract dated as of May 1, 2008 amended March 25, 2019 (xxxv)

s.	Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund Management Fee Waiver and Sub-Advisory Fee Waiver as of August 1, 2019 (xxxv)

t.	Pear Tree Axiom Emerging Markets World Equity Fund Management Fee Waiver as of August 1, 2019 (xxxv)

u.	Pear Tree Quality Fund Eighth Amended and Restated Management Fee Waiver as of August 1, 2019 (xxxv)

v.	Pear Tree Advisors Expense Limitation Agreement as of August 1, 2019 (xxxv)

w.	Ninth Amended and Restated Management Fee Waiver Agreement dated November 15, 2019 (relating to Pear Tree Quality Fund) (xxxvii)

x.	Management Fee Waiver Agreement dated November 15, 2019 (relating to Pear Tree Axiom Emerging Markets World Equity Fund) (xxxvii)

y.	Second Amended and Restated Expense Limitation Agreement dated November 15, 2019 (relating to Pear Tree Axiom Emerging Markets World Equity Fund and Pear Tree Polaris Foreign Value Fund) (xxxvii)

z.	Management Fee Waiver/Sub-Advisory Fee Waiver dated November 15, 2019 (relating to Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund) (xxxvii)

aa.	Third Amended and Restated Expense Limitation Agreement dated August 1, 2020 (relating to Pear Tree Quality Fund, Pear Tree Axiom Emerging Markets World Equity Fund and Pear Tree Polaris Foreign Value Fund) (xxxxix)

bb.	Management Fee Waiver Agreement dated August 1, 2020 (relating to Pear Tree Axiom Emerging Markets World Equity Fund)

cc.	Management Fee Waiver Agreement dated August 1, 2020 (relating to Pear Tree Quality Fund) (xxxxix)

dd.	Management Fee Waiver/Sub-Advisory Fee Waiver dated August 1, 2020 (relating to Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund) (xxxxix)

ee.	Fourth Amended and Restated Expense Limitation Agreement dated August 1, 2021 (relating to Pear Tree Quality Fund, Pear Tree Axiom Emerging Markets World Equity Fund and Pear Tree Polaris Foreign Value Fund) (xli)

ff.	Management Fee Waiver Agreement dated August 1, 2021 (relating to Pear Tree Axiom Emerging Markets World Equity Fund) (xli)

gg.	Management Fee Waiver Agreement dated August 1, 2021 (relating to Pear Tree Quality Fund) (xli)

hh.	Management Fee Waiver/Sub-Advisory Fee Waiver dated August 1, 2021 (relating to Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund) (xli)

ii.	Expense Reimbursement Agreement (relating to the Pear Tree Essex Environmental Opportunities Fund) (xlii)

(2)	Advisory Contract between the Manager and Columbia Partners, L.L.C., Investment Management dated January 1, 2009 relating to Quantitative Small Cap Fund (currently, Pear Tree Columbia Small Cap Fund) (xiii)

(3)	Advisory Contract between the Manager and PanAgora Asset Management, Inc. dated August 3, 2007 relating to Quantitative Emerging Markets Fund (currently, Pear Tree PanAgora Emerging Markets Fund) (ix)

(4)	Advisory Contract between the Manager and Polaris Capital Management, Inc. dated January 31, 1999 relating to Quantitative Foreign Value Fund (currently, Pear Tree Polaris Foreign Value Fund) (i)

(5)	Advisory Contract between the Manager and Analytic Investors, LLC dated January 2, 2008 relating to Quantitative Long/Short Fund (currently Pear Tree Quality Fund) (ix)

(6)	Advisory Contract between Quantitative Advisors and Polaris Capital Management, LLC, dated May 1, 2008 relating to Quantitative Foreign Value Small Cap Fund (currently, Pear Tree Polaris Foreign Value Small Cap Fund) (xiii)

(7)	Amendment to Advisory Contract between the Manager and Analytic Investors, LLC, dated January 1, 2009 relating to Quantitative Long/Short Fund (currently Pear Tree Quality Fund) (xiii)

(8)	Amendment to Advisory Contract between the Manager and Polaris Capital Management, LLC dated January 1, 2009 (xiii)

(9)	Advisory Contract between the Manager and Columbia Partners, L.L.C., Investment Management relating to Pear Tree Columbia Micro Cap Fund dated August 1, 2011 (xix)

(10)	Advisory Contract between the Manager and Columbia Partners, L.L.C., Investment Management dated January 27, 2011 relating to Quant Quality Fund (currently, Pear Tree Quality Fund) (xvi)

(11)	Advisory Contract between the Manager and Polaris Capital Management, Inc. dated October 5, 1999 relating to Quantitative Foreign Value Fund (currently, Pear Tree Polaris Foreign Value Fund) (xvi)

(12)	Amendment dated January 1, 2009 to Advisory Contract dated October 5, 1999 between the Manager and Polaris Capital Management, LLC (relating to Pear Tree Polaris Foreign Value Fund) (xvi)

(13)	Amendment dated November 10, 2009 to Advisory Contract dated October 5, 1999 between the Manager and Polaris Capital Management, LLC (relating to Pear Tree Polaris Foreign Value Fund) (xvi)

(14)	Amended and Restated Advisory Contract between the Manager and PanAgora Asset Management, Inc. relating to Pear Tree PanAgora Emerging Markets Fund dated February 1, 2012 (xix)

(15)	Advisory Contract between the Manager and PanAgora Asset Management, Inc. relating to Pear Tree PanAgora Risk Parity Emerging Markets Fund dated June 4, 2013 (xxi)

(16)	Interim Advisory Contract between the Manager and PanAgora Asset Management, Inc. relating to Pear Tree PanAgora Emerging Markets Fund dated October 22, 2013 (xxiv)

(17)	Interim Sub-Advisory Contract between the Manager and PanAgora Asset Management, Inc. relating to Pear Tree PanAgora Risk Parity Emerging Markets Fund dated October 22, 2013 (xxiv)

(18)	Advisory Contact between the Manager and PanAgora Asset Management, Inc. relating to Pear Tree PanAgora Emerging Markets Fund dated November 7, 2013 (xxiv)

(19)	Sub-Advisory Contract between the Manager and PanAgora Asset Management, Inc. relating to Pear Tree PanAgora Risk Parity Emerging Markets Fund dated November 7, 2013 (xxiv)

(20)	Sub-Advisory Contract between the Manager and Polaris Capital Management, LLC relating to Pear Tree Polaris Small Cap Fund dated October 30, 2014 (xxv)

(21)	Sub-Advisory Contract between the Manager and Chartwell Investment Partners, LLC relating to Pear Tree Quality Fund dated February 15, 2018 (xxxi)

(22)	Amendment No. 1 to Sub-Advisory Contract between the Manager and Chartwell Investment Partners, LLC relating to Pear Tree Quality Fund dated December 1, 2018 (xxxiv)

(23)	Sub-Advisory Contract between the Manager and Axiom International Investors LLC relating to Pear Tree Axiom Emerging Markets World Equity Fund dated December 7, 2018 (xxxiv)

(24)	Sub-Advisory Contract between the Manager and PNC Capital Advisors, LLC relating to Pear Tree PNC International Small Cap Fund dated December 10, 2018 (xxxiv)

(25)	Sub-Advisory Contract between the Manager and Polaris Capital Management, LLC relating to Pear Tree Polaris International Opportunities Fund (formerly Pear Tree PNC International Small Cap Fund) dated November 15, 2019 (xxxvii)

(26)	Sub-Advisory Contract between the Manager and Essex Investment Management Company, LLC relating to Pear Tree Essex Environmental Opportunities Fund (xlii)

(e)	(1)	Restated Distribution Agreement Dated May 1, 2008, (includes 12b-1 Plan) (x)

a.	Amendment dated November 30, 2017 to Restated Distribution Agreement Dated May 1, 2008 (xxix)

(2)	Form of Specimen Selling Group Agreement (viii)

(3)	Form of Specimen Selling Group Agreement (xxiv)

(f)	Not applicable

(g)	(1)	Custodian Contract between the Trust and State Street Bank and Trust Company and the Trust Company, dated May 1, 2008 (xi)

(2)	Investment Accounting Agreement between the Trust and State Street Bank and Trust Company and the Trust Company, dated May 1, 2008 (xi)

(3)	Custody Agreement between UMB Bank, N.A. and the Trust, dated March 19, 2020 (xxxxix)

(4)	Rule 17f-5 Delegation Agreement between UMB Bank, N.A. and the Trust dated March 19, 2020 (xxxxix)

(h)	(1)	Amended and Restated Transfer Agent and Service Agreement, dated May 1, 2008 (x)

a.	Pear Tree Polaris Small Cap Fund, Pear Tree Polaris Foreign Value Fund, and Pear Tree Polaris Foreign Value Small Cap Fund Transfer Agent Fee Waiver as of March 31, 2017 (xxx)

b.	Pear Tree Quality Fund, Pear Tree PanAgora Emerging Markets Fund, and Pear Tree PanAgora Risk Parity Emerging Markets Fund Transfer Agent Fee Waiver, as of June 1, 2017 (xxx)

c.	Transfer Agent Fee Waiver as of May 16, 2018 (xxxi)

d.	Transfer Agent Fee Waiver as of October 19, 2018 (xxxiv)

e	Transfer Agent Fee Waiver as of January 15, 2019 (xxxv)

f.	Transfer Agent Fee Waiver as of August 1, 2019 (xxxv)

g.	Transfer Agent Fee Waiver Agreement as of November 14, 2019 (relating to All Funds) (xxxvii)

h.	Transfer Agent Fee Waiver Agreement as of August 1, 2020 (xxxxix)

i.	Transfer Agent Fee Waiver Agreement as of August 1, 2021 (xli)

j.	Transfer Agent Fee Waiver Agreement for the Pear Tree Essex Environmental Opportunities Fund as of August 31, 2021*

(2)	Amendment to Transfer Agent and Service Agreement, effective November 1, 2008 (xiii)

(3)	Administration Agreement dated November 1, 2008 (xiii)

(4)	Amendment dated January 27, 2011 to Administration Agreement dated November 1, 2008 (xvi)

(5)	Amendment and Restated Administration Agreement dated May 17, 2012 (xix)

(6)	Amendment dated January 27, 2011 to Amended and Restated Transfer Agent and Service Agreement (xix)

(7)	Amendment dated August 1, 2011 to Amended and Restated Transfer Agent and Service Agreement (xix)

(8)	Amendment dated November 30, 2017 to Amended and Restated Transfer Agent and Service Agreement, as amended (xxix)

(9)	Administration and Fund Accounting Agreement between UMB Fund Services, LLC and the Trust dated March 19, 2020 (xxxxix)

(i)	(1)	Opinion of McLaughlin & Hunt LLP dated July 31, 2012 (Pear Tree Columbia Micro Cap Fund) (xx)

(2)	Opinion of Nutter, McClennen & Fish, LLP dated June 5, 2013 (Pear Tree PanAgora Risk Parity Emerging Markets Fund) (xxi)

(3)	Consent of Nutter, McClennen & Fish, LLP dated June 5, 2013 (485(b) filing) (xxi)

(4)	Consent of Nutter, McClennen and Fish, LLP dated July 31, 2013 (485(b) filing) (xxii)

(5)	Consent of Nutter, McClennen and Fish, LLP dated July 31, 2014 (485(b) filing) (xxiv)

(6)	Consent of Nutter, McClennen and Fish, LLP dated July 31, 2015 (485(b) filing) (xxvi)

(7)	Consent of Sullivan & Worcester LLP dated July 29, 2016 (485(b) filing) (xxviii)

(8)	Consent of Sullivan & Worcester LLP dated February 2, 2017 (485(b) filing) (xxix)

(9)	Consent of Sullivan & Worcester LLP dated August 1, 2017 (485(b) filing) (xxx)

(10)	Consent of Sullivan & Worcester LLP dated August 1, 2018 (485(b) filing) (xxxi)

(11)	Opinion of Sullivan & Worcester LLP dated November 16, 2018 (Pear Tree PNC International Small Cap Fund) (xxxiii)

(12)	Consent of Sullivan & Worcester LLP dated January 31, 2019 (485(b) filing) (xxxiv)

(13)	Consent of Sullivan & Worcester LLP dated August 1, 2019 (485(b) filing) (xxxvi)

(14)	Consent of Sullivan & Worcester LLP dated November 15, 2019 (485(b) filing) (xxxvii)

(15)	Consent of Sullivan & Worcester LLP dated August 3, 2020 (485(b) filing) (xxxxix)

(16)	Consent of Sullivan & Worcester LLP dated July 30, 2021 (485(b) filing) (xli)

(17)	Consent of Sullivan & Worcester LLP dated August 31, 2021 (485(b) filing) (xlii)

(18)	Consent of Sullivan & Worcester LLP dated December 30, 2021*

(19)	Opinion of Sullivan & Worcester LLP dated August 30, 2021 (Pear Tree Essex Environmental Fund) (xlii)

(j)	(1)	Consent of Tait, Weller & Baker LLP dated July 31, 2012 (xx)

(2)	Consent of Tait, Weller & Baker LLP dated June 4, 2013 (xxi)

(3)	Consent of Tait, Weller & Baker LLP dated July 31, 2013 (xxii)

(4)	Consent of Tait, Weller & Baker LLP dated July 29, 2014 (xxiv)

(5)	Consent of Tait, Weller & Baker LLP dated July 31, 2015 (xxvi)

(6)	Consent of Tait, Weller & Baker LLP dated August 1, 2016 (xxviii)

(7)	Consent of Tait, Weller & Baker LLP dated January 31, 2017 (xxix)

(8)	Consent of Tait, Weller & Baker LLP dated July 31, 2017 (xxx)

(9)	Consent of Tait, Weller & Baker LLP dated August 1, 2018 (xxxi)

(10)	Consent of Tait, Weller & Baker LLP dated August 1, 2019 (xxxvi)

(11)	Consent of Tait, Weller & Baker LLP dated July 31, 2020 (xxxxix)

(12)	Consent of Tait, Weller & Baker LLP dated July 30, 2021 (xli)

(13)	Consent of Cohen & Co. Ltd, dated August 31, 2021 (xlii)

(14)	Consent of Tait, Weller & Baker LLP dated December 30, 2021*

(k)	Not applicable

(l)	Not applicable

(m)	(1)	Distribution Plan pursuant to Rule 12b-1 is included in the Distribution Agreement (xiv)

(2)	Form of Specimen Selling Group Agreement (viii)

(n)	(1)	Multiple Class Plan Pursuant to Rule 18f-3 (xx)

(2)	Amended and Restated Multiple Class Plan (xxix)

(o)	Not applicable

(p)	(1)	Code of Ethics for the Fund

(a)	Dated April 2000 (ii)

(b)	Dated July 23, 2003 (iii)

(c)	Dated January 1, 2005 (v)

(d)	Dated January 10, 2008 (ix)

(e)	Dated May 17, 2012 (xix)

(f)	Dated July 26, 2012 (xx)

(2)	Code of Ethics – Columbia Partners Dated July 12, 2011 (xviii)

(3)	Code of Ethics – PanAgora Asset Management, Inc. Dated December 31, 2011 (xix)

(4)	Code of Ethics – Polaris Capital Management Inc. Dated March 25, 2009 (xiii)

(a)	Code of Ethics – Polaris Capital Management Inc. Dated April 2013 (xxiv)

(5)	Code of Ethics – Analytic Investors, LLC Dated September 30, 2005 (ix)

(6)	Code of Ethics – Chartwell Investment Partners, LLC Dated January 1, 2018 (xxxi)

(7)	Code of Ethics – PNC Capital Advisors, LLC Dated January 1, 2018 Code of Ethics (xxxiv)

(8)	Code of Ethics – Axiom International Investors LLC September 1, 2018 (xxxv)

(9)	Code of Ethics – Essex Investment Management Company (xlii)

(q)	(1)	Power of Attorney dated November 11, 2011 (xix)

(2)	Power of Attorney dated October 30, 2014 (xxv)

(3)	Power of Attorney dated October 19, 2018 (xxxiii)

(4)	Power of Attorney dated October 31, 2019 (xxxviii)

(5)	Power of Attorney dated October 31, 2020 (xli)

Notes:

(i)	Previously filed with Post-Effective Amendment No. 20 to the Registration Statement on July 30, 1999 and incorporated by reference herein

(ii)	Previously filed with Post-Effective Amendment No. 21 to the Registration Statement on July 31, 2000 and incorporated by reference herein

(iii)	Previously filed with Post-Effective Amendment No. 24 to the Registration Statement on July 31, 2003

(iv)	Previously filed with Post-Effective Amendment No. 26 to the Registration Statement on July 29, 2004

(v)	Previously filed with Post-Effective Amendment No. 27 to the Registration Statement on May 31, 2005

(vi)	Previously filed with Post-Effective Amendment No. 28 to the Registration Statement on July 29, 2005

(vii)	Previously filed with Post-Effective Amendment No. 29 to the Registration Statement on August 10, 2005

(viii)	Previously filed with Post-Effective Amendment No. 36 to the Registration Statement on July 27, 2007 and incorporated by reference herein

(ix)	Previously filed with Post-Effective Amendment No. 37 to the Registration Statement on February 14, 2008 and incorporated by reference herein

(x)	Previously filed with Post-Effective Amendment No. 38 to the Registration Statement on April 30, 2008 and incorporated by reference herein

(xi)	Previously filed with Post-Effective Amendment No. 39 to the Registration Statement on May 30, 2008 and incorporated by reference herein

(xii)	Previously filed with Post-Effective Amendment No. 40 to the Registration Statement on August 1, 2008 and incorporated by reference herein

(xiii)	Previously filed with Post-Effective Amendment No. 41 to the Registration Statement on August 1, 2009 and incorporated by reference herein

(xiv)	Previously filed with Post-Effective Amendment No. 42 to the Registration Statement on May 25, 2010 and incorporated by reference herein

(xv)	Previously filed with Post-Effective Amendment No. 43 to the Registration Statement on July 29, 2010 and incorporated by reference herein

(xvi)	Previously filed with Post-Effective Amendment No. 45 to the Registration Statement on June 1, 2011 and incorporated by reference herein

(xvii)	Previously filed with Post-Effective Amendment No. 46 to the Registration Statement July 29, 2011 and incorporated by reference herein

(xviii)	Previously filed with Post-Effective Amendment No. 47 to the Registration Statement August 1, 2011 and incorporated by reference herein

(xix)	Previously filed with Post-Effective Amendment No. 48 to the Registration Statement June 1, 2012 and incorporated by reference herein

(xx)	Previously filed with Post-Effective Amendment No. 49 to the Registration Statement August 1, 2012 and incorporated by reference herein

(xxi)	Previously filed with Post-Effective Amendment No. 51 to the Registration Statement June 5, 2013 and incorporated by reference herein

(xxii)	Previously filed with Post-Effective Amendment No. 52 to the Registration Statement August 1, 2013 and incorporated by reference herein

(xxiii)	Previously filed with Post-Effective Amendment No. 53 to the Registration Statement August 20, 2013 and incorporated by reference herein

(xxiv)	Previously filed with Post-Effective Amendment No. 54 to the Registration Statement July 31, 2014 and incorporated by reference herein

(xxv)	Previously filed with Post-Effective Amendment No. 55 to the Registration Statement May 29, 2015 and incorporated by reference herein

(xxvi)	Previously filed with Post-Effective Amendment No. 56 to the Registration Statement July 31, 2015 and incorporated by reference herein

(xxvii)	Previously filed with Post-Effective Amendment No. 57 to the Registration Statement June 2, 2016 and incorporated by reference herein

(xxviii)	Previously filed with Post-Effective Amendment No. 59 to the Registration Statement August 1, 2016 and incorporated by reference herein

(xxix)	Previously filed with Post-Effective Amendment No. 61 to the Registration Statement February 6, 2017 and incorporated by reference herein

(xxx)	Previously filed with Post-Effective Amendment No. 63 to the Registration Statement August 1, 2017 and incorporated by reference herein

(xxxi)	Previously filed with Post-Effective Amendment No. 64 to the Registration Statement June 1, 2018 and incorporated by reference herein

(xxxii)	Previously filed with Post-Effective Amendment No. 65 to the Registration Statement August 1, 2018 and incorporated by reference herein

(xxxiii)	Previously filed with Post-Effective Amendment No. 66 to the Registration Statement November 16, 2018 and incorporated by reference herein

(xxxiv)	Previously filed with Post-Effective Amendment No. 67 to the Registration Statement January 31, 2019 and incorporated by reference herein

(xxxv)	Previously filed with Post-Effective Amendment No. 68 to the Registration Statement May 31, 2019 and incorporated by reference herein

(xxxvi)	Previously filed with Post-Effective Amendment No. 69 to the Registration Statement August 1, 2019 and incorporated by reference herein

(xxxvii)	Previously filed with Post-Effective Amendment No. 71 to the Registration Statement November 15, 2019 and incorporated by reference herein

(xxxviii)	Previously filed with Post-Effective Amendment No. 72 to the Registration Statement June 2, 2020 and incorporated by reference herein

(xxxix)	Previously filed with Post-Effective Amendment No. 73 to the Registration Statement August 3, 2020 and incorporated by reference herein

(xl)	Previously filed with Post-Effective Amendment No. 74 to the Registration Statement August 7, 2020 and incorporated by reference herein

(xli)	Previously filed with Post-Effective Amendment No. 76 to the Registration Statement August 2, 2021 and incorporated by reference herein

(xlii)	Previously filed with Post-Effective Amendment No. 77 to the Registration Statement August 31, 2021 and incorporated by reference herein

*	Filed herewith

Item 29. Persons Controlled by or under common control with the Company

No person is presently controlled by or under common control with the Pear Tree Funds.

Item 30. Indemnification

Indemnification provisions for officers, directors and employees of the Trust are set forth in Article VIII, Sections one through three of the Second Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), and are hereby incorporated by reference. See Item 28(a)(5) above. Under the Declaration of Trust, Trustees and officers will be indemnified to the fullest extent permitted to directors by the Massachusetts General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules thereunder (collectively, the “1940 Act”). Under the 1940 Act, trustees and officers of an investment company such as the Trust may not be protected against liability to the investment company or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Trust also maintains liability insurance policies covering its Trustees and officers.

Item 31. Business and Other Connections of Investment Adviser

There is set forth below information as to any other business, vocation or employment of a substantial nature in which each director or officer of the Manager is or at any time during the past two fiscal years has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

Name	Business and other connections

Willard L. Umphrey: Director/President	President/Treasurer/Clerk/Director, U.S. Boston Insurance Agency, Inc.;
Director, U.S. Boston Capital Corporation; President/Director, USB Atlantic Associates, Inc.; Director/Treasurer, USB Corporation and U.S. Boston Corporation; Director, Pear Tree Partners Management LLC; Director, U.S. Boston Asset Management Corporation; Partner, U.S. Boston Company, U.S. Boston Company II; President/Chairman/Trustee, Pear Tree Funds; Director, Woundcheck Laboratories; Director, Unidine.

Leon Okurowski: Director/Vice President	Director and Vice President, U.S. Boston Capital Corporation;
Treasurer/Vice President, Pear Tree Funds; Directors, Everest USB Canadian Storage, Inc.; Director, U.S. Boston Corporation; Director, U.S. Boston Asset Management Corporation; Director, MedCool, Inc.; Director, USB Corporation; Director, USB Everest Management, LLC; Director, USB Everest Storage LLC; Director, U.S. Boston Insurance Agency, Inc.; Director, Woundcheck Laboratories.

Deborah A. Kessinger: Chief Compliance Officer	President and Chief Compliance Officer, U.S. Boston Capital Corporation; Chief Compliance Officer, Pear Tree Funds; Assistant Clerk, Pear Tree Funds.

The principal business address of each U.S. Boston affiliate named above is Lincoln North, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

Item 32. Principal Underwriters

(a)	Not applicable

(b)	The directors and officers of the Registrant’s principal underwriter are:

Name	Positions and Offices with Underwriter	Positions and Offices with Registrant

Deborah A. Kessinger	President and Chief Compliance Officer	Chief Compliance Officer and Assistant Clerk

Leon Okurowski	Vice President, Clerk and Director	Vice President and Treasurer

Willard L. Umphrey	Director and Treasurer	President, Chairman and Trustee

The principal business address of each person listed above is Lincoln North, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

(c)	Not applicable

Item 33. Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated there under include:

Registrant’s current and former (within the past six years of the date of this amendment to this Registration Statement) investment sub-advisers:

Pear Tree Advisors, Inc.

55 Old Bedford Road

Suite 202

Lincoln, Massachusetts 01773

Chartwell Investment Partners, LLC

1205 Westlakes Drive, Suite 100

Berwyn, Pennsylvania 19312

Polaris Capital Management, LLC

121 High Street

Boston, Massachusetts 02110

PanAgora Asset Management, LLC

470 Atlantic Avenue, 8th Floor

Boston, Massachusetts 02110

Columbia Partners, L.L.C., Investment Management

5425 Wisconsin Avenue, Suite 700

Chevy Chase, Maryland 20815

PNC Capital Advisors, LLC

One East Pratt Street, 5th Floor – East

Baltimore, Maryland 21202

Axiom International Investors LLC

33 Benedict Place

Greenwich, Connecticut 06830

Registrant’s custodian:

UMB Bank n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Registrant’s transfer agent:

Pear Tree Institutional Services, a division of Pear Tree Advisors, Inc.

55 Old Bedford Road

Suite 202

Lincoln, Massachusetts 01773

Item 34. Management Services

The Registrant has no management-related service contracts that are not discussed in Part A or B of this form.

Item 35. Undertakings

Not applicable

[Rest of Page Intentionally Left Blank]

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Town of Lincoln, and the Commonwealth of Massachusetts, on the 30th day of December 2021.

Pear Tree Funds

By:	/s/ Willard L. Umphrey
Willard L. Umphrey, President

By:	/s/ Leon Okurowski
Leon Okurowski, Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Robert M. Armstrong *	December 30, 2021
Trustee	Date

/s/ John M. Bulbrook *	December 30, 2021
Trustee	Date

/s/ William H. Dunlap *	December 30, 2021
Trustee	Date

/s/ Clinton S. Marshall *	December 30, 2021
Trustee	Date

/s/ Willard L. Umphrey *	December 30, 2021
Trustee	Date

*By:	/s/ Willard L. Umphrey	December 30, 2021
	Willard L. Umphrey	Date
Attorney-in-Fact

Exhibits

Item Number	Document Name
28(h)(i)(j)	Transfer Agent Fee Waiver Agreement for the Pear Tree Essex Environmental Opportunities Fund
28(i)(18)	Consent of Sullivan & Worcester LLP dated December 30, 2021 (485(b) filing)
28(j)(14)	Consent of Tait, Weller & Baker LLP dated December 30, 2021
101.INS	XBRL Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document